Filed with the Securities and Exchange Commission on March 25, 2021
1933 Act Registration File No. 333-172080
1940 Act File No. 811-22525
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		X
Pre-Effective Amendment No.
Post-Effective Amendment No.	495	X
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		X
Amendment No.	496	X
(Check appropriate box or boxes.)

MANAGED PORTFOLIO SERIES
(Exact Name of Registrant as Specified in Charter)
615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (414) 765-6844

Brian R. Wiedmeyer, President and Principal Executive Officer Managed Portfolio Series 615 East Michigan Street Milwaukee, WI 53202
(Name and Address of Agent for Service)
Copy to:

Michael P. O’Hare, Esq. Stradley Ronon Stevens & Young, LLP. 2005 Market Street, Suite 2600 Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)
X	On March 31, 2021 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on (date) pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Explanatory Note: This Post-Effective Amendment No. 495 to the Registration Statement of Managed Portfolio Series (the “Trust”) is being filed for the purpose of updating the financial information and to make other permissible changes under Rule 485(b).

Prospectus March 31, 2021

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TortoiseEcofin Funds
Series of Managed Portfolio Series (the “Trust”)

The Tortoise MLP & Pipeline Fund, Ecofin Global Renewables Infrastructure Fund, Tortoise MLP & Energy Income Fund, and Tortoise MLP & Energy Infrastructure Fund are collectively referred to herein as the “TortoiseEcofin Funds.”

Fund Summaries
Tortoise MLP & Pipeline Fund
Investment Objective
The investment objective of Tortoise MLP & Pipeline Fund (the “Fund”) is total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay brokerage commissions on your purchases and sales of Institutional Class shares of the Fund from a financial intermediary, which are not reflected in this table. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the TortoiseEcofin Funds. Sales loads and waivers may vary by financial intermediary. For more information on specific financial intermediary sales loads and waivers, see Appendix A to the statutory Prospectus. More information about these and other discounts is available from your financial professional and in the “Shareholder Information - Class Descriptions” section of the Fund’s Statutory Prospectus on page 85.

Shareholder Fees (fees paid directly from your investment)	A Class	Institutional Class	C Class	T Class
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of initial investment or the value of the investment at redemption, whichever is lower)	None⁽¹⁾	None	1.00%⁽²⁾	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	A Class	Institutional Class	C Class	T Class
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%	1.00%	0.25%
Other Expenses	0.08%	0.09%	0.09%	0.09%⁽³⁾
Interest Expense	0.01%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.19%	0.94%	1.94%	1.19%
(1)No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions. If imposed, the CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.
(2)The CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial investment of the shares redeemed and the value of the shares redeemed at the time of redemption.
(3)Other Expenses for T Class shares are based on estimated amounts for the current fiscal year.
Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Institutional Class shares of the Fund from a financial intermediary, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
A Class	$665	$907	$1,168	$1,914
Institutional Class	$96	$300	$520	$1,155
C Class	$297	$609	$1,047	$2,264
T Class	$368	$618	$888	$1,657
You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
C Class	$197	$609	$1,047	$2,264
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of its average portfolio value.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of master limited partnerships (“MLPs”) and pipeline companies. MLPs, also known as publicly traded partnerships, predominately operate, or directly or indirectly own, energy-related assets. Pipeline companies are defined as either entities in which the largest component of their assets, cash flow or revenue is associated with the operation or ownership of energy pipelines and complementary assets or other entities operating in the energy infrastructure industry as defined by standard industrial classification (“SIC”). For purposes of this strategy, MLP and pipeline companies include investment companies that invest primarily in MLP and/or pipeline companies.
The Fund intends to focus its investments primarily in equity securities of MLPs and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids (“NGLs”). The Fund is non-diversified.
The Fund seeks to achieve its investment objective by investing primarily in equity securities of any capitalization that are publicly traded on an exchange or in the over-the-counter market, consisting of common stock, but also including, among others, MLP and limited liability company (“LLC”) common units; the equity securities issued by MLP affiliates, such as common shares of corporations that own, directly or indirectly, MLP general partner interests; and other investment companies that invest in MLP and pipeline companies.
MLP common units represent an equity ownership interest in an MLP. Some energy infrastructure companies in which the Fund may invest are organized as LLCs which are treated in the same manner as MLPs for federal income tax purposes. The Fund may invest in LLC common units which represent an ownership interest in the LLC. Interests in MLP and LLC common units entitle the holder to a share of the company’s success through distributions and/or capital appreciation.

Pursuant to tax regulations, the Fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships.
In addition, the Fund may invest in preferred equity, and convertible securities. The Fund may also write call options on securities, but will only do so on securities it holds in its portfolio (i.e., covered calls).
Under normal circumstances, the Fund may invest up to: (i) 30% of its total assets in securities denominated in the currency of a non-North American country, which may include securities issued by energy companies organized and/or having securities traded on an exchange outside North America and/or securities of other non-North American companies that are denominated in the currency of a non-North American country; (ii) 20% of its total assets in debt securities of any issuers, including securities which may be rated below investment grade (“junk bonds”) by a nationally recognized statistical rating organization (“NRSRO”) or judged by Tortoise Capital Advisors, L.L.C., also doing business as TCA Advisors ("TCA Advisors" or the "Adviser"), to be of comparable credit quality; (iii) 15% of its net assets in illiquid investments; and (iv) 10% of its total assets in securities of any issuer. The Fund may invest in other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may invest in permissible securities without regard to the market capitalization of the issuer of such security. The Fund will not have any duration or weighted average maturity restrictions.
Except for investments in illiquid investments, the above investment restrictions apply at the time of purchase, and the Fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions. To the extent that market value fluctuations cause illiquid investments held by the Fund to exceed 15% of its net assets, the Fund will determine how to remediate the excess illiquid investments in accordance with the 1940 Act and the Fund's policies and procedures.
The Adviser seeks to invest the Fund in securities that offer a combination of yield, growth and quality, intended to result in attractive long-term total returns. The Adviser’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors. Primary emphasis will be placed on proprietary models constructed and maintained by the Adviser’s in-house investment team, although the Adviser may use research provided by broker-dealers and investment firms. To determine whether a company meets its criteria, the Adviser will generally look for long-lived energy infrastructure companies with essential assets with long economic lives (generally 20 years or more), high barriers to entry, total return potential, predictable revenue and stable operating structures, and experienced, operations-focused management teams.
Principal Investment Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:
General Market Risk.  The Fund is subject to all of the business risks and uncertainties associated with any mutual fund, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Adviser Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.
Concentration Risk.  The Fund’s strategy of focusing its investments in MLPs and pipeline companies means that the performance of the Fund will be closely tied to the performance of the energy infrastructure industry. The Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Fund may be adversely affected if one or two of its investments perform poorly.
Non-Diversified Fund Risk. Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.
Equity Securities Risk.  Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, the equity securities of energy infrastructure companies in particular, or a particular company in which the Fund invests.
Foreign Securities Risk.  Investments in securities of foreign companies involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.
Currency Risk. When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment. Foreign countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets in such country at risk of total loss.
MLP Risk.  MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.
MLP Affiliate Risk. The performance of securities issued by MLP affiliates, including common shares of corporations that own general partner interests, primarily depends on the performance of an MLP. The risks and uncertainties that affect the MLP, its operational results, financial condition, cash flows and distributions also affect the value of securities held by that MLP’s affiliate.

Debt Securities Risks. Investments in fixed income securities will be subject to credit risk, interest rate risk and prepayment risk. Credit risk is the risk that an issuer will default or fail to pay principal and interest when due. Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of fixed income securities). The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels. Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity causing the Fund to invest in fixed income securities with lower interest rates. Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk.
Below Investment Grade Debt Securities Risk. Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the Adviser (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk. Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.
Large Cap Company Risk. The Fund’s investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock.
Mid Cap and Small Cap Companies Risk. The mid cap and small cap companies may not have the management experience, financial resources, product or business diversification and competitive strengths of large cap companies. Therefore, these securities may have more price volatility and be less liquid than the securities of larger, more established companies.
Investment Company and RIC Compliance Risk. The Fund may be subject to increased expenses and reduced performance as a result of its investments in other investment companies and MLPs. When investing in other investment companies, the Fund bears its pro rata share of the other investment company’s fees and expenses including the duplication of advisory and other fees and expenses. The Fund’s investment in MLPs presents unusual challenges in qualifying each year as a “regulated investment company” (a “RIC”) under the Internal Revenue Code, a designation which allows the Fund to avoid paying taxes at regular corporate rates on its income. If for any taxable year the Fund fails to qualify as a RIC, the Fund’s taxable income will be subject to federal income tax at regular corporate rates. The resulting increase to the Fund’s expenses will reduce its performance and its income available for distribution to shareholders.
Cybersecurity Risk. Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption.
Covered Call Option Risk. If the Fund writes a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. Moreover, the writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

Illiquid Investments Risk.  The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. Illiquid investments may include restricted securities that cannot be sold immediately because of statutory and contractual restrictions on resale.
Energy Infrastructure Industry Risk. Companies in the energy infrastructure industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry, including, but not limited to risks associated with companies owning and/or operating pipelines, gathering and processing assets, power infrastructure, propane assets, as well as capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks.
Energy Industry Risk. Companies in the energy industry are subject to many business, economic, environmental, and regulatory risks that can adversely affect the costs, revenues, profits, and viability of companies in the industry. These risks include, but are not limited to, the following: volatility in commodity prices and changes in supply and demand, which may affect the volume of energy commodities transported, processed, stored and or distributed; specific risks associated with companies owning and/or operating pipelines, gathering and processing energy assets; operating risks including outages, structural and maintenance, impairment and safety problems; changes in the regulatory environment at federal, state and local levels, and in foreign markets; environmental regulation and liability risk; terrorism risk; extreme weather and other natural disasters; and capital markets risk, resulting in a higher capital costs or impacting growth and access to capital.
Convertible Securities Risk.  Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk.  Convertible securities are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond.  The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.
Preferred Stock Risk.  A preferred stock is a blend of the characteristics of a bond and common stock.  It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.  Preferred stock generally does not confer voting rights.
Tax Risk. The Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). To maintain qualification for federal income tax purposes as a regulated investment company under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “Federal Income Tax Consequences.”
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional recapture income.

Epidemic Risk. Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Who Should Invest
Before investing in the Fund, investors should consider their investment goals, time horizons and risk tolerance. The Fund may be an appropriate investment for investors who are seeking:
1.An investment vehicle for accessing a portfolio of MLP and pipeline companies;
2.A traditional flow-through mutual fund structure with daily liquidity at NAV;
3.Simplified tax reporting through a Form 1099;
4.A fund offering the potential for total return through capital appreciation and current income;
5.A fund that may be suitable for retirement and other tax exempt accounts;
6.Potential diversification of their overall investment portfolio; and
7.Professional securities selection and active management by an experienced adviser.
The Fund is designed for long-term investors and is not designed for investors who are seeking short-term gains. The Fund will take reasonable steps to identify and reject orders from market timers. See “Shareholder Information – Buying Shares” and “– Redeeming Shares” of the Fund’s Statutory Prospectus.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the annual total returns from year to year for the Fund’s Institutional Class. Following the bar chart is the Fund’s highest and lowest quarterly returns during the periods shown in the bar chart. The performance table that follows shows how the Fund’s average annual total returns over time compare with a broad-based securities market index and a more specialized sector index. Fund returns shown in the performance table reflect the maximum sales charge of 5.50% for the Fund’s A Class and the contingent deferred sales charge of 1.00% during the one year period for the C Class. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available at www.tortoiseecofin.com or by calling 855-TCA-FUND (855-822-3863).

Calendar Year Total Returns as of December 31

Best Quarter	Worst Quarter
Q2 2020 29.35%	Q1 2020 -49.32%

Average Annual Total Returns for the periods ended December 31, 2020(1)
	One Year	Five Years	Since Inception (May 31, 2011)
Institutional Class
Return Before Taxes	-29.51%	-0.08%	1.64%
Return After Taxes on Distributions	-29.87%	-0.48%	1.06%
Return After Taxes on Distributions and Sale of Fund Shares	-17.28%	0.00%	1.39%
A Class
Return Before Taxes	-33.60%	-1.48%	0.75%
C Class (2)
Return Before Taxes	-30.82%	-1.05%	0.62%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.63%
Tortoise North American Pipeline IndexSM (3) (reflects no deduction for fees, expenses or taxes)	-20.94%	4.58%	4.34%
(1)No returns are shown for T Class Shares since T Class Shares are not currently available for purchase. Average annual total returns for T Class Shares would have been substantially similar to those for other classes offered by the Fund because each class of shares would be invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes have different expenses.
(2)The Fund offers multiple classes of shares. The Institutional and A Class commenced operations on May 31, 2011 and C Class commenced operations on September 19, 2012. Performance shown prior to inception of the C Class is based on the performance of the Institutional Class, adjusted for the higher expenses applicable to C Class.
(3)The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada.
After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures when a capital loss occurs upon redemption of portfolio shares and provides an assumed tax benefit for the investor. Actual after-tax returns depend on your situation and may differ from those shown. The after-tax returns are shown only for the Institutional Class and the after-tax returns for the other classes will vary to the extent they have different expenses.

Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser and Portfolio Managers
TCA Advisors is the Fund’s investment adviser. Primary responsibility for the day-to-day management of the Fund’s portfolio is the joint responsibility of a team of portfolio managers consisting of Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, and Robert J. Thummel, Jr. The investment committee of the Adviser, comprised of certain of these portfolio managers and other employees of the Adviser, provides investment strategy oversight to the portfolio management team who implements the strategy.
Each of Messrs. Kessens, Mick, Sallee and Thummel is a Managing Director and Senior Portfolio Manager of the Adviser. Mr. Thummel is also Investment Strategist of the Adviser. Messrs. Kessens, Mick, Sallee, and Thummel have each been portfolio managers involved with managing the Fund since 2013.
Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Tortoise MLP & Pipeline Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by contacting the Fund by telephone at 855-TCA-FUND (855-822-3863) or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial and subsequent investment amounts are shown below. The Adviser may reduce or waive the minimums in its sole discretion.

	A Class	Institutional Class	C Class	T Class
Minimum Initial Investment	$2,500	$1,000,000	$2,500	$2,500
Subsequent Minimum Investment	$100	$100	$100	$100
Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or an IRA. For more information, please see “Tax Consequences” of the Fund’s Statutory Prospectus. Distributions on investments made through tax-advantaged arrangements may be taxed as ordinary income when withdrawn from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser, and including affiliates of the Adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Ecofin Global Renewables Infrastructure Fund
Investment Objective
The investment objective of Ecofin Global Renewables Infrastructure Fund (the “Fund”) is to generate long-term total return derived principally from a combination of capital appreciation and income over time.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay brokerage commissions on your purchases and sales of Institutional Class shares of the Fund from a financial intermediary, which are not reflected in this table. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. Sales loads and waivers may vary by financial intermediary. For more information on specific financial intermediary sales loads and waivers, see Appendix A to the statutory Prospectus. More information about these and other discounts is available from your financial professional and in the “Shareholder Information - Class Descriptions” section of the Fund’s Statutory Prospectus on page 85.

Shareholder Fees (fees paid directly from your investment)	A Class	Institutional Class
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial investment or the value of the investment at redemption, whichever is lower)	None⁽¹⁾	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	A Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses	1.08%	0.71%
Total Annual Fund Operating Expenses	2.08%	1.46%
Less: Expense Reimbursement(2)	(0.83)%	(0.46)%
Total Annual Fund Operating Expenses After Expenses Reimbursement	1.25%	1.00%
(1)No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions. If imposed, the CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.
(2)Tortoise Capital Advisors, L.L.C., also doing business as TCA Advisors (the “Adviser” or “TCA Advisors”) has contractually agreed to reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 1.00% of the average daily net assets of the Fund. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of the recoupment. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through at least March 31, 2022.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Institutional Class shares of the Fund from a financial intermediary, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
A Class	$670	$1,090	$1,535	$2,766
Institutional Class	$102	$417	$754	$1,707
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund's portfolio turnover for the fiscal period from inception on August 7, 2020 through November 30, 2020 was 20%.
Principal Investment Strategies
Under normal circumstances, the Fund will principally focus its investment activities in equity securities of companies who are developers, owners and operators, in full or in part, of renewable electricity technology plants and systems, and related infrastructure investments. The Fund will typically emphasize those companies achieving measurable improvements in overall emissions, as defined as those gases and particles that are exhausted into the air as a result of fuel combustion-related activities (“Emissions”), relative to their market peers. The Fund’s investments in equity securities may include investments in other investment companies, real estate investment trusts (“REITs”), foreign investment funds, preferred stocks, rights, warrants, convertible securities, and initial public offerings. The Fund will be invested in a range of both developed and non-developed markets, commensurate with its investment criteria. The Fund considers non-developed market countries to be those countries defined as such by the MSCI Market Classification Framework.
The Fund will invest at least 80% of its total assets in equity securities of renewable infrastructure companies, which consist of companies deriving at least 50% of revenues from activities in power generation, transmission, distribution, storage and ancillary or related services (“Renewable Infrastructure Universe”). Such companies invest in renewable generation or other net-zero carbon and related services, and/or contribute to reducing Emissions. These include, but are not limited to, those companies involved with owning solar, wind, hydro-electric, biomass, waste-to-energy and large-scale battery storage assets, as well as transmission and distribution assets related to delivering electricity, including renewable energy.
The Renewable Infrastructure Universe is a global investment universe that includes companies mainly based in North America, Europe and Asia, but also includes companies in other regions to a lesser extent. Under normal market conditions, the Fund will invest at least 40% of its total assets in foreign securities, which Ecofin Advisors Limited, the investment sub-adviser to the Fund (the "Sub-Adviser" or "Ecofin"), considers to be companies organized outside of the United States, whose principal listing exchange is outside the United States, or who derive a significant portion of their revenue or profits outside the United States.

The Fund’s investments in foreign securities may also include American Depositary Receipts (“ADR”s) and investments in non-developed market securities. The Fund may invest up to 20% of its total assets in securities of companies located in non-developed markets. The Renewable Infrastructure Universe includes a broad range of companies, ranging from small market capitalization companies to large market capitalization companies, with assets located throughout the world. The Fund may invest in companies of all market capitalizations. The Fund’s investment in securities of companies in the Renewable Infrastructure Universe may include illiquid securities. The Fund will concentrate in industries represented by infrastructure companies. The Fund is a non-diversified fund.
The Fund may invest up to 15% of its total assets in debt securities, including but not limited to debt securities issued or guaranteed by the U.S. government or government-related entities. The Fund may also invest in derivatives which are financial contracts whose values depend on, or are derived from, the values of underlying assets, reference rates, or indices. To manage risk, seek particular portfolio exposure as a substitute for a comparable market position in the underlying exposure, and/or to enhance return (including through the use of leverage), the Fund may invest in derivatives including options, futures, swap contracts and combinations of these instruments. The Fund may invest in futures, options and swap contracts on equity and debt securities, equity and debt indices and commodities (“Commodity Interests”) (i) with aggregate net notional value of up to 100% of the Fund’s net assets, or (ii) for which the initial margin and premiums do not exceed 5% of its net assets, in each case excluding bona fide hedging transactions.
The Sub-Adviser will seek to utilize a combined investment approach, incorporating a relatively broad exposure to the Renewable Infrastructure Universe, with targeted active weights towards those investments that the Sub-Adviser believes offer attractive risk-adjusted intrinsic value. These active weights can change over time, relative to changes in corporate strategy, share prices, regulatory changes or other factors such as, but not limited to, balance sheet and liquidity considerations, ESG risk considerations, project success or jurisdictional policy issues. The Sub-Adviser incorporates environmental, social and governance ("ESG") risk factors into its security selection and portfolio construction.  ESG risk considerations include, but are not limited to, the Sub-Adviser evaluating specific environmental factors of a company’s policy towards carbon and potentially other emissions. From a social perspective, the Sub-Adviser analyzes potential portfolio companies’ metrics such as, but not limited to, the percent of women employed by the company, the existence of an equal opportunity policy, whether the company is a signatory to the UN Global Compact and also seeks to measure and create a positive improvement regarding abatement of other harmful emissions including PM2.5 which disproportionately affects some impoverished communities. In terms of governance, the Sub-Adviser incorporates an analysis of the company’s board composition such as the percent of independent directors and may also assess protection of minority interests. The Sub-Adviser analyzes these factors with a preference for positive and improving trends when considering individual stocks for purchase in the portfolio.
Principal Investment Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:
General Market Risk.  The Fund is subject to all of the business risks and uncertainties associated with any mutual fund, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Renewable Energy Company Risk. Because the Fund invests in renewable energy companies, the value of Fund shares may be affected by events that adversely affect that industry, such as technology shifts, short product lifecycles, falling prices and profits, competition and general economic conditions, and may fluctuate more than that of a fund that does not concentrate in sustainable energy solutions companies.
Adviser and Sub-Adviser Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser and Sub-Adviser cannot successfully implement the Fund’s investment strategies.
Concentration Risk.  The Fund’s strategy of focusing its investments in Renewable Infrastructure companies means that the performance of the Fund will be closely tied to the performance of the renewable electricity and utility infrastructure industry. The Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Fund may be adversely affected if one or two of its investments perform poorly.
Energy Infrastructure Industry Risk. Companies in the energy infrastructure industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry, including, but not limited to risks associated with companies owning power infrastructure, propane assets, as well as capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks.
Renewable Energy Infrastructure Industry Risk. Companies in the renewable energy infrastructure industry are subject to many business, economic, environmental, and regulatory risks that can adversely affect the costs, revenues, profits, and viability of companies in the industry. These risks include, but are not limited to, the following: volatility in competing commodity prices and changes in supply and demand, which may affect the volume of energy commodities transported, processed, stored and or distributed; specific risks associated with companies owning and/or operating renewable energy or utility transmission systems; operating risks including outages, structural and maintenance, impairment and safety problems; changes in the regulatory environment at federal, state and local levels, and in foreign markets; environmental regulation and liability risk; terrorism risk; extreme weather and other natural disasters; and capital markets risk, resulting in a higher capital costs or impacting growth and access to capital.
New Technology Risk. New technologies used in renewable energy have a shorter commercial experience vs traditional energy production technologies. Also, advancements in renewable energy may create disruptive competitive threats to both incumbent technologies, such as centralized electric transmission and distribution networks; in progressively more efficient or lower cost versions of existing renewable technology, or possibly advancements or innovations in competing renewable technology.
ESG Risk.  Applying ESG criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG criteria.

Non-Diversified Fund Risk. Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.
Equity Securities Risk.  Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, the equity securities of energy infrastructure companies in particular, or a particular company in which the Fund invests.
Foreign Securities Risk.  Investments in securities of foreign companies involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.
ADR Risk. ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs. As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.
Non-Developed Markets Risk. Non-developed market countries are in the initial stages of industrialization and generally have low per capita income.  In addition to the risks of foreign investing generally, investments in emerging market countries have additional and heightened risks due to less stable legal, political, and business frameworks to support securities markets. These risks include smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility; more restrictive national policies on foreign investment; less transparent and established taxation policies; higher rates and volatility of inflation; increased volatility in currency exchange rates; and more delays in settling portfolio transactions.  Because of these risk factors, the Fund’s investments in non-developed market countries are subject to greater price volatility and illiquidity than investments in developed foreign markets.
Large Cap Company Risk. The Fund’s investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock.
Mid Cap and Small Cap Companies Risk. The mid cap and small cap companies may not have the management experience, financial resources, product or business diversification and competitive strengths of large cap companies. Therefore, these securities may have more price volatility and be less liquid than the securities of larger, more established companies.

Debt Securities Risks. Investments in fixed income securities will be subject to credit risk, interest rate risk and prepayment risk. Credit risk is the risk that an issuer will default or fail to pay principal and interest when due. Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of fixed income securities). The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels. Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity causing the Fund to invest in fixed income securities with lower interest rates. Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk.
Government-Sponsored Entities Risk. The Fund may invest in securities issued or guaranteed by government-sponsored entities. However, these securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.
REIT Risk. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. The value REITs fluctuates as real estate values change. Real estate values and incomes from real estate may decline due to economic downturns, changes in real estate market conditions, zoning laws and regulations, and increases in property taxes, operating expenses and interest rates.
Investment Company and RIC Compliance Risk. The Fund may be subject to increased expenses and reduced performance as a result of its investments in other investment companies. When investing in other investment companies, the Fund bears its pro rata share of the other investment company’s fees and expenses including the duplication of advisory and other fees and expenses. If for any taxable year the Fund fails to qualify as a RIC, the Fund’s taxable income will be subject to federal income tax at regular corporate rates. The resulting increase to the Fund’s expenses will reduce its performance and its income available for distribution to shareholders.
Rights and Warrants Risk. The price, performance and liquidity of warrants and rights to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Cybersecurity Risk. Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption.
Illiquid Investments Risk.  The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. Illiquid investments may include restricted securities that cannot be sold immediately because of statutory and contractual restrictions on resale.
Convertible Securities Risk.  Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk.  Convertible securities are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond.  The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.
Preferred Stock Risk.  A preferred stock is a blend of the characteristics of a bond and common stock.  It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.  Preferred stock generally does not confer voting rights.
Tax Risk. The Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). To maintain qualification for federal income tax purposes as a regulated investment company under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “Federal Income Tax Consequences.”
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional recapture income.
Epidemic Risk. Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. The use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase fund volatility. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.
Newer Fund Risk. The Fund has a limited operating history and there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Trustees (the “Board”) of Managed Portfolio Series (the “Trust”) may determine to liquidate the Fund.
Who Should Invest
Before investing in the Fund, investors should consider their investment goals, time horizons and risk tolerance. The Fund may be an appropriate investment for investors who are seeking:
•An investment vehicle for accessing a portfolio of growth and income related to renewable infrastructure and related services;
•A traditional flow-through mutual fund structure with daily liquidity at NAV;
•Simplified tax reporting through a Form 1099;
•A portfolio offering a diversified geographic exposure to companies that possess a variety of project asset locations, including investing in currencies other than USD, typically on an unhedged basis;
•A fund offering the potential for total return through capital appreciation and current income;
•A fund that may be suitable for retirement and other tax exempt accounts;
•Potential diversification of their overall investment portfolio; and
•Professional securities selection and active management by an experienced adviser.
The Fund is designed for long-term investors and is not designed for investors who are seeking short-term gains. The Fund will take reasonable steps to identify and reject orders from market timers. See “Shareholder Information – Buying Shares” and “– Redeeming Shares” of the Fund’s Statutory Prospectus.
Performance
As of the date of this Prospectus the Fund does not does not have a full calendar year of performance as a mutual fund. Prior performance shown below for the period prior to the Fund's registration as a mutual fund is for the Ecofin Global Renewables Infrastructure Fund Limited, established in November 2015 (which later changed its name to the Tortoise Global Renewables Infrastructure Fund Limited in May 2019), (the “Predecessor Fund”), an unregistered Cayman Islands limited liability company. The Predecessor Fund was reorganized into the Fund by transferring substantially all of the Predecessor Fund’s assets to the Fund in exchange for Institutional Class shares of the Fund on August 7, 2020, the date that the Fund commenced operations (the “Reorganization”). The Predecessor Fund was managed in the same style as the Fund. The Sub-Adviser served as the investment adviser to the Predecessor Fund for the entire performance period shown and is responsible for the portfolio management and trading for the Fund. Each of the Fund’s portfolio managers was a portfolio manager of the Predecessor Fund at the time of the Reorganization. The Fund’s investment objective, policies, guidelines and restrictions are, in all material respects, the same as those of the Predecessor Fund.
The following information shows the returns of the Early Investor Shares of the Predecessor Fund since its inception in November 2015. The Early Investor Shares are similar to the Fund’s Institutional class but, at a point in time, were subject to performance and other fees. The expenses of the Predecessor Fund's Early Investor Shares were greater than the expenses of the Fund's Institutional Class shares. From its inception through the date of the Reorganization, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”) or Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which, if they had been applicable, might have adversely affected the Predecessor Fund’s performance. The Predecessor Fund's performance was calculated using a methodology of time-weighted total returns from official net asset values. Since the Reorganization, the Fund’s performance has been calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total return for the Predecessor Fund.
The information below provides some indications of the risks of investing in the Fund. The bar chart shows how the performance for the Predecessor Fund varied from year to year. The Predecessor Fund’s past performance shown below is not necessarily an indication of how the Fund will perform in the future. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available at www.tortoiseecofin.com or by calling 855-TCA-FUND (855-822-3863).
Calendar Year Total Returns as of December 31

Best Quarter	Worst Quarter
Q4 2020 27.10%	Q1 2020 -14.90%

Average Annual Total Returns for the periods ended December 31, 2020
	One Year	Five Year	Since Inception (November 2, 2015)
Institutional Class
Return Before Taxes	46.10%	17.63%	17.52%
Return After Taxes on Distributions	45.48%	17.53%	17.42%
Return After Taxes on Distributions and Sale of Fund Shares	27.44%	14.31%	14.25%
A Class Shares
Returns Before Taxes	37.90%	16.05%	15.98%
S&P Global Infrastructure Index (reflects no deduction for fees, expenses, or taxes)	-5.76%	7.90%	6.26%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Prior to the Reorganization, the Fund was an unregistered fund that did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions.  Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser, Sub-Adviser, and Portfolio Managers
TCA Advisors is the Fund’s investment adviser. Ecofin Advisors Limited is the Fund’s sub-adviser. Primary responsibility for the day-to-day management of the Fund’s portfolio is the joint responsibility of Matthew Breidert and Michel Sznajer, both of the Sub-Adviser. Mr. Breidert is a Managing Director and Senior Portfolio Manager of the Sub-Adviser. Mr. Sznajer is a Portfolio Manager and Director of the Sub-Adviser. Each portfolio manager has managed the Fund since its inception in August 2020. Mr. Breidert and Mr. Sznajer were portfolio managers of the Predecessor Fund since its inception in 2015 and since joining the firm in 2016, respectively.
Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Ecofin Global Renewables Infrastructure Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by contacting the Fund by telephone at 855-TCA-FUND (855-822-3863) or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial and subsequent investment amounts are shown below. The Adviser may reduce or waive the minimums.

	A Class	Institutional Class
Minimum Initial Investment	$2,500	$1,000,000
Subsequent Minimum Investment	$100	$100
Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or an IRA. For more information, please see “Tax Consequences” of the Fund’s Statutory Prospectus. Distributions on investments made through tax-advantaged arrangements may be taxed as ordinary income when withdrawn from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser, and including affiliates of the Adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Tortoise MLP & Energy Income Fund
Investment Objective
The investment objectives of Tortoise MLP & Energy Income Fund (the "Fund") are primarily to seek current income and secondarily to seek long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay brokerage commissions on your purchases and sales of Institutional Class shares of the Fund from a financial intermediary, which are not reflected in this table. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the TortoiseEcofin Funds. Sales loads and waivers may vary by financial intermediary. For more information on specific financial intermediary sales loads and waivers, see Appendix A to the statutory Prospectus. More information about these and other discounts is available from your financial professional and in the "Shareholder Information - Class Descriptions" section of the Fund's Statutory Prospectus on page 85.

Shareholder Fees (fees paid directly from your investment)	A Class	Institutional Class	C Class
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial investment or the value of the investment at redemption, whichever is lower)	None⁽¹⁾	None	1.00%⁽²⁾
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	A Class	Institutional Class	C Class
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%	1.00%
Other Expenses	0.13%	0.13%	0.13%
Interest Expense	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.39%	1.14%	2.14%
(1)No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions. If imposed, the CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.
(2)The CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial investment of the shares redeemed and the value of the shares redeemed at the time of redemption.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Institutional Class shares of the Fund from a financial intermediary, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
A Class	$684	$966	$1,269	$2,127
Institutional Class	$116	$362	$628	$1,386
C Class	$317	$670	$1,149	$2,472
You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
C Class	$217	$670	$1,149	$2,472
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2020, the MLP & Energy Income Fund’s portfolio turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its total assets in equity and debt securities of other companies focused in the energy infrastructure sector and in equity and debt securities of master limited partnerships (“MLPs”) focused in the energy infrastructure sector. Companies focused in the energy infrastructure sector include MLP parent companies and other MLP affiliates (together with MLPs, “MLP Entities”), which may invest their assets in varying degrees in MLPs. Some of these parent companies and other affiliates primarily own equity interests in MLPs, while others may jointly own assets with MLPs, and still others may only invest small portions of their assets in equity interests of MLPs. The Fund’s investment adviser, Tortoise Capital Advisors, L.L.C., also doing business as TCA Advisors ("TCA Advisors" or the “Adviser”), considers the energy infrastructure sector to be comprised of companies that engage in one or more aspects of exploration, production, gathering, processing, refining, transmission, marketing, storage and delivery of energy products such as natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal; oilfield services, including drilling, cementing and stimulations; the generation, transmission and distribution of electricity; water and wastewater treatment, distribution and disposal; or the generation, transportation and sale of alternative, non-fossil fuel based energy sources including, but not limited to, biodiesel, ethanol, biomass, geothermal, hydroelectric, nuclear, solar or wind energy. The Adviser considers a company to be focused in the energy infrastructure sector if at least 50% of the company’s assets are utilized in one or more of these activities. The Fund will also invest in MLP Entities and other companies operating in the natural resources sector, which includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies.

In addition to making direct investments in MLP equity units, the Adviser intends to invest the Fund’s remaining assets in such a way as to provide, in total, a high level of correlation with MLP equities. These other investments may include equity and debt securities of entities that own interests in MLPs or assets owned in common with MLPs. The Fund will also invest in securities of entities that operate in industries similar to MLPs, such as energy infrastructure, even though such entities have no direct affiliation with an MLP.

The Fund will purchase securities across the capital structure of MLP Entities, including equity and debt securities of MLPs and their affiliates. The Fund may invest in equity securities of MLP Entities and other issuers without regard for their market capitalizations.

The Adviser intends to allocate the Fund’s assets towards the mix of equity and debt securities it deems appropriate based upon its view of economic, market, and political conditions. As a result of this asset allocation the Fund’s portfolio may, at times, be significantly invested in either equity or debt securities, or both. The Fund’s investment in equity securities may include both common and preferred stock. The Fund’s investment in debt securities may include both investment grade debt securities and high yield debt securities (often called “junk bonds”), which are securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Group (“S&P”), comparably rated by another statistical rating organization, or, if unrated, determined by the Adviser to be of comparable credit quality). The Fund will only purchase debt securities which, at the time of acquisition, are rated at least B3 by Moody’s or B- by Standard & Poor’s or are comparably rated by another statistical rating organization, or, if unrated, are determined by the Adviser to be of comparable credit quality. The Fund may invest in debt securities of any maturity.

The Fund may invest in foreign securities and U.S. dollar denominated foreign issuers. Such investments in securities of foreign issuers may include sponsored or unsponsored American Depository Receipts (“ADRs”) and Yankee bonds. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. Yankee bonds are bonds denominated in U.S. dollars that are publicly issued in the United States by foreign banks and corporations.

In certain market environments, the Fund may, but is not required to, use various hedging techniques, such as the buying and selling of options, including covered call options, to seek to mitigate one or more risks associated with investments in MLPs and energy infrastructure assets including market risk and interest rate risk, which, among other factors, could adversely affect market valuations of specific securities or certain sectors of the energy MLP and energy infrastructure market place, or the Fund’s overall portfolio.

The Fund may invest up to 15% of its net assets in securities that are not registered under the Securities Act of 1933 or that otherwise may not be sold in public offerings, which are commonly known as “restricted” securities. The Fund will typically acquire restricted securities in directly negotiated transactions.

The Fund may invest in initial public offerings (“IPOs”), other investment companies including exchange-traded funds (“ETFs”), and exchange-traded notes (“ETNs”). ETFs are investment companies that generally seek to track the performance of specific indices, shares of which are traded on exchanges. The Fund will include ETFs that primarily invest in MLPs and/or other companies focused in the energy infrastructure sector for purposes of satisfying the Fund’s investment strategy of investing at least 80% of its total assets in equity and debt securities of MLPs focused in the energy infrastructure sector, and in equity and debt securities of other companies focused in the energy infrastructure sector. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index.

The Fund is “non-diversified” under the 1940 Act, which means that it may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Investment Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:
Energy and Natural Resource Company Risk.  Under normal circumstances, the Fund concentrates its investments in the energy infrastructure sector and may invest a significant portion of its assets in the natural resources sector of the economy, which includes a number of risks, including the following: supply and demand risk, depletion and exploration risk, marine transportation companies risk, regulatory risk, commodity pricing risk, weather risk, cash flow risk, affiliated party risk, catastrophe risk, acquisition risk, and natural resources sector risk. For example, decreases in oil prices may have a substantial impact on the prices of publicly-traded equity securities of energy infrastructure companies. The Fund considers the following industries as making up the energy infrastructure sector: energy, materials, transportation and utilities.
Concentration Risk. The Fund’s strategy of focusing its investments in energy infrastructure companies means that the performance of the Fund will be closely tied to the performance of the energy infrastructure industry. The Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Fund may be adversely affected if one or two of its investments perform poorly.
Debt Securities Risks. Investments in fixed income securities will be subject to credit risk, interest rate risk and prepayment risk. Credit risk is the risk that an issuer will default or fail to pay principal and interest when due. Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of fixed income securities). The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels. Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity causing the Fund to invest in fixed income securities with lower interest rates. Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk.
MLP Risk.  MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.
Below Investment Grade Debt Securities Risk. Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the Adviser (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk.

Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.
Capital Markets Risk.  MLPs normally pay out the majority of their operating cash flows to partners. Therefore, MLPs and other issuers in which the Fund invests may rely significantly on capital markets for access to equity and debt financing in order to fund organic growth projects and acquisitions. Should market conditions limit issuers’ access to capital markets, their distribution growth prospects could be at risk.
Counterparty Risk.  Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
Credit Risk.  If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.
Cybersecurity Risk. Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption.
Derivatives Risk.  Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. The use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase fund volatility. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.
Equity Securities Risk.  Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, the equity securities of energy infrastructure companies in particular, or a particular company in which the Fund invests.
Investment Company and RIC Compliance Risk. The Fund may be subject to increased expenses and reduced performance as a result of its investments in other investment companies. When investing in other investment companies, the Fund bears its pro rata share of the other investment company’s fees and expenses including the duplication of advisory and other fees and expenses. If for any taxable year the Fund fails to qualify as a RIC, the Fund’s taxable income will be subject to federal income tax at regular corporate rates. The resulting increase to the Fund’s expenses will reduce its performance and its income available for distribution to shareholders.
ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.
ETN Risk. ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.
Foreign Securities Risk.  Investments in securities of foreign companies involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.
ADR Risk. ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs. As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.
Hedging Risk. It is not possible to hedge fully or perfectly against any risk. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. There can be no assurance that the Fund’s hedging strategies will be effective or that hedging transactions will be available to the Fund. The Fund is not required to engage in hedging transactions at any given time or from time to time, even under volatile market environment and the Fund may choose not to do so from time to time.
Interest Rate Risk. MLPs and other higher yield securities historically have shown sensitivity to interest rate movements. In an increasing interest rate environment, these types of securities may experience upward pressure on their yields in order to stay competitive with other interest rate sensitive securities. Also, significant portions of the market value of MLPs and other higher yield securities may be based upon their current yields. Accordingly, the prices of these securities may be sensitive to fluctuations in interest rates and may decline when interest rates rise.
IPO Risk.  The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.
Leveraging Risk. Certain transactions, including the use of derivatives, may give rise to a form of leverage. To mitigate leveraging risk, the Fund’s custodian will segregate or identify liquid assets or otherwise cover the transactions that may give rise to such risk. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging may cause the Fund to be more volatile than if the Fund had not been leveraged.
Illiquid Investments Risk. The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. Illiquid investments may include restricted securities that cannot be sold immediately because of statutory and contractual restrictions on resale.
Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.
Adviser Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.
General Market Risk.  The Fund is subject to all of the business risks and uncertainties associated with any mutual fund, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Non-Diversified Fund Risk. Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Covered Call Option Risk. If the Fund writes a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. Moreover, the writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.
Preferred Stock Risk.  A preferred stock is a blend of the characteristics of a bond and common stock.  It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.  Preferred stock generally does not confer voting rights.
Mid Cap and Small Cap Companies Risk. The mid cap and small cap companies may not have the management experience, financial resources, product or business diversification and competitive strengths of large cap companies. Therefore, these securities may have more price volatility and be less liquid than the securities of larger, more established companies.
Tax Risk. The Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). To maintain qualification for federal income tax purposes as a regulated investment company under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “Federal Income Tax Consequences.”
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional recapture income.

Epidemic Risk. Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Who Should Invest
Before investing in the Fund, investors should consider their investment goals, time horizons and risk tolerance. The Fund may be an appropriate investment for investors who are seeking:

1.An investment vehicle for accessing a portfolio of MLP and energy infrastructure companies;
2.A traditional flow-through mutual fund structure with daily liquidity at NAV;

3.Simplified tax reporting through a Form 1099;
4.A fund offering the potential for current income and secondarily long-term capital appreciation;
5.A fund that may be suitable for retirement and other tax exempt accounts;
6.Potential diversification of their overall investment portfolio; and
7.Professional securities selection and active management by an experienced adviser.
The Fund is designed for long-term investors and is not designed for investors who are seeking short-term gains. The Fund will take reasonable steps to identify and reject orders from market timers. See “Shareholder Information - Buying Shares” and “- Redeeming Shares” of the Fund’s Statutory Prospectus.
Performance
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Institutional Class shares of the MLP & Energy Income Fund from year to year and by showing how the average annual returns of A Class shares and C Class shares of the Fund over time compare to the performance of a broad-based market index.  Fund returns shown in the performance table reflect the maximum sales charge of 5.50% for the Fund’s A Class shares and the contingent deferred sales charge of 1.00% during the one year period for the Class C shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.tortoiseecofin.com or by calling 855-TCA-FUND (855-822-3863).
Calendar Year Total Returns as of December 31(1)

(1) The Fund is the accounting successor to the Advisory Research MLP & Energy Income Fund (the "MLP & Energy Income Predecessor Fund"). Accordingly, the performance shown in the bar chart and performance table for periods prior to November 15, 2019, represents the performance of the MLP & Energy Income Predecessor Fund.

Best Quarter	Worst Quarter
Q2 2020 34.09%	Q1 2020 -43.64%

Average Annual Total Returns for the periods ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception(1)
Institutional Class
Return Before Taxes	-14.22%	1.63%	1.41%	1.53%
Return After Taxes on Distributions	-14.50%	0.89%	0.56%	0.68%
Return After Taxes on Distributions and Sale of Fund Shares	-8.25%	1.08%	1.01%	1.11%
A Class
Return Before Taxes	-19.19%	0.26%	0.61%	0.73%
C Class
Return Before Taxes	-15.94%	0.59%	0.48%	0.60%
Alerian MLP Index (reflects no deduction for fees, expenses or taxes)	-28.69%	-5.95%	-2.31%	-2.13%
(1)The Fund offers multiple classes of shares. A Class shares of the MLP & Energy Income Predecessor Fund commenced operations on May 18, 2011. C Class shares of the MLP & Energy Income Predecessor Fund commenced operations on April 2, 2012. Institutional Class shares of the MLP & Energy Income Predecessor Fund commenced operations on December 27, 2010. The performance figures for A Class and C Class include the performance for the Institutional Class for the periods prior to the start date of each such Class adjusted for the higher expenses applicable to A Class and C Class shares. For the index shown, the measurement period used in computing the returns for the “Since Inception” period begins on December 27, 2010.
After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures when a capital loss occurs upon redemption of portfolio shares and provides an assumed tax benefit for the investor. Actual after-tax returns depend on your situation and may differ from those shown. The after-tax returns are shown only for the Institutional Class and the after-tax returns for the other classes will vary to the extent they have different expenses. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser and Portfolio Managers
Tortoise Capital Advisors, L.L.C., also doing business as TCA Advisors (the “Adviser”), is the Fund’s investment adviser. Primary responsibility for the day-to-day management of the Fund’s portfolio is the joint responsibility of a team of portfolio managers consisting of Brian A. Kessens and Quinn T. Kiley, both Managing Directors and Senior Portfolio Managers. Mr. Kiley has been responsible for the day-to-day management of the Fund’s portfolio since the MLP & Energy Income Predecessor Fund’s inception on December 27, 2010 and Mr. Kessens has been jointly responsible for the day-to-day management of the Fund since October 30, 2020.
Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Tortoise MLP & Energy Income Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by contacting the Fund by telephone at 855-TCA-FUND (855-822-3863) or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial and subsequent investment amounts are shown below. The Adviser may reduce or waive the minimums in its sole discretion.

A Class and C Class Shares	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plans	$2,500	$100
Gift Account for Minors	$2,500	$500
Institutional Class Shares
All Accounts	$1,000,000	$100,000
Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or an IRA. For more information, please see “Tax Consequences” of the Fund’s Statutory Prospectus. Distributions on investments made through tax-advantaged arrangements may be taxed as ordinary income when withdrawn from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser, and including affiliates of the Adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Tortoise MLP & Energy Infrastructure Fund
Investment Objective
The investment objectives of Tortoise MLP & Energy Infrastructure Fund (the "Fund") are primarily to seek current income and secondarily to seek long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay brokerage commissions on your purchases and sales of Institutional Class shares of the Fund from a financial intermediary, which are not reflected in this table.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the initial investment or the value of the investment at redemption, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class
Management Fees	0.75%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	0.30%
Interest Expense	0.01%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	1.07%
Less: Expense Reimbursement (2)	-0.05%
Total Annual Fund Operating Expenses After Expenses Reimbursement (1)(2)	1.02%
(1)The Total Annual Fund Operating Expenses After Expense Reimbursement do not correlate to the ratio of expenses to average net assets before expense waiver/recoupment included in the Financial Highlights section of the Fund's Statutory Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses ("AFFE").
(2)Tortoise Capital Advisors, L.L.C., also doing business as TCA Advisors ("TCA Advisors" or the “Adviser”), has contractually agreed to reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, AFFE, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 1.00% of the average daily net assets of the Fund. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of the recoupment. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through at least March 31, 2022.
Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Institutional Class shares of the Fund from a financial intermediary, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$104	$335	$585	$1,301
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2020, the MLP & Energy Infrastructure Fund’s portfolio turnover rate was 78% of its average portfolio value.
Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its total assets in equity and debt securities of other companies focused in the energy infrastructure sector and in equity and debt securities of master limited partnerships (“MLPs”) focused in the energy infrastructure sector. Companies focused in the energy infrastructure sector include MLP parent companies and other MLP affiliates (together with MLPs, “MLP Entities”), which may invest their assets in varying degrees in MLPs. Some of these parent companies and other affiliates primarily own equity interests in MLPs, while others may jointly own assets with MLPs, and still others may only invest small portions of their assets in equity interests of MLPs. The Fund’s investment adviser, TCA Advisors, considers the energy infrastructure sector to be comprised of companies that engage in one or more aspects of exploration, production, gathering, processing, refining, transmission, marketing, storage and delivery of energy products such as natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal; oilfield services, including drilling, cementing and stimulations; the generation, transmission and distribution of electricity; water and wastewater treatment, distribution and disposal; or the generation, transportation and sale of alternative, non-fossil fuel based energy sources including, but not limited to, biodiesel, ethanol, biomass, geothermal, hydroelectric, nuclear, solar or wind energy. The Adviser considers a company to be focused in the energy infrastructure sector if at least 50% of the company’s assets are utilized in one or more of these activities. The Fund will also invest in MLP Entities and other companies operating in the natural resources sector, which includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies.
In addition to making direct investments in MLP equity units, the Adviser intends to invest the Fund’s remaining assets in such a way as to provide, in total, a high level of correlation with MLP equities. These other investments may include equity and debt securities of entities that own interests in MLPs or assets owned in common with MLPs. The Fund will also invest in securities of entities that operate in industries similar to MLPs, such as energy infrastructure, even though such entities have no direct affiliation with an MLP.
The Fund will purchase securities across the capital structure of MLP Entities, including equity and debt securities of MLPs and their affiliates. The Fund may invest in equity securities of MLP Entities and other issuers without regard for their market capitalizations.

The Adviser intends to allocate the Fund’s assets towards the mix of equity and debt securities it deems appropriate based upon its view of economic, market, and political conditions. As a result of this asset allocation, the Fund’s portfolio may, at times, be significantly invested in either equity or debt securities, or both. The Fund’s investment in equity securities may include both common and preferred stock. The Fund’s investment in debt securities may include both investment grade debt securities and high yield debt securities (often called “junk bonds”), which are securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Group (“S&P”), comparably rated by another statistical rating organization, or, if unrated, determined by the Adviser to be of comparable credit quality). The Fund will only purchase debt securities which, at the time of acquisition, are rated at least B3 by Moody’s or B- by Standard & Poor’s or are comparably rated by another statistical rating organization, or, if unrated, are determined by the Adviser to be of comparable credit quality. The Fund may invest in debt securities of any maturity.
The Fund may invest in foreign securities and U.S. dollar denominated foreign issuers which may include sponsored or unsponsored American Depository Receipts (“ADRs”) and Yankee bonds. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. Yankee bonds are bonds denominated in U.S. dollars that are publicly issued in the United States by foreign banks and corporations.
In certain market environments, the Fund may, but is not required to, use various hedging techniques, such as the buying and selling of options, including covered call options, to seek to mitigate one or more risks associated with investments in MLPs and energy infrastructure assets including market risk and interest rate risk, which, among other factors, could adversely affect market valuations of specific securities or certain sectors of the energy MLP and energy infrastructure market place, or the Fund’s overall portfolio.
The Fund may invest up to 15% of its net assets in securities that are not registered under the Securities Act of 1933 or that otherwise may not be sold in public offerings, which are commonly known as “restricted” securities. The Fund will typically acquire restricted securities in directly negotiated transactions.
The Fund may invest in initial public offerings (“IPOs”), other investment companies including exchange-traded funds (“ETFs”), and exchange-traded notes (“ETNs”). ETFs are investment companies that generally seek to track the performance of specific indices, shares of which are traded on exchanges. The Fund will include ETFs that primarily invest in MLPs and/or other companies focused in the energy infrastructure sector for purposes of satisfying the Fund’s investment strategy of investing at least 80% of its total assets in equity and debt securities of MLPs focused in the energy infrastructure sector, and in equity and debt securities of other companies focused in the energy infrastructure sector. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index.
The Fund is “non-diversified” under the 1940 Act, which means that it may invest more of its assets in fewer issuers than “diversified” mutual funds.
Principal Investment Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:
Energy and Natural Resource Company Risk.  Under normal circumstances, the Fund concentrates its investments in the energy infrastructure sector and may invest a significant portion of its assets in the natural resources sector of the economy, which includes a number of risks, including the following: supply and demand risk, depletion and exploration risk, marine transportation companies risk, regulatory risk, commodity pricing risk, weather risk, cash flow risk, affiliated party risk, catastrophe risk, acquisition risk, and natural resources sector risk. For example, decreases in oil prices may have a substantial impact on the prices of publicly-traded equity securities of energy infrastructure companies. The Fund considers the following industries as making up the energy infrastructure sector: energy, materials, transportation and utilities.
Concentration Risk. The Fund’s strategy of focusing its investments in energy infrastructure companies means that the performance of the Fund will be closely tied to the performance of the energy infrastructure industry. The Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Fund may be adversely affected if one or two of its investments perform poorly.
Debt Securities Risks. Investments in fixed income securities will be subject to credit risk, interest rate risk and prepayment risk. Credit risk is the risk that an issuer will default or fail to pay principal and interest when due. Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of fixed income securities). The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels. Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity causing the Fund to invest in fixed income securities with lower interest rates. Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk.
MLP Risk.  MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.
Below Investment Grade Debt Securities Risk. Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the Adviser (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk. Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.
Capital Markets Risk.  MLPs normally pay out the majority of their operating cash flows to partners. Therefore, MLPs and other issuers in which the Fund invests may rely significantly on capital markets for access to equity and debt financing in order to fund organic growth projects and acquisitions. Should market conditions limit issuers’ access to capital markets, their distribution growth prospects could be at risk.
Counterparty Risk.  Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

Credit Risk.  If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.
Cybersecurity Risk. Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption.
Derivatives Risk.  Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. The use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase fund volatility. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.
Equity Securities Risk.  Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, the equity securities of energy infrastructure companies in particular, or a particular company in which the Fund invests.
Investment Company and RIC Compliance Risk. The Fund may be subject to increased expenses and reduced performance as a result of its investments in other investment companies. When investing in other investment companies, the Fund bears its pro rata share of the other investment company’s fees and expenses including the duplication of advisory and other fees and expenses. If for any taxable year the Fund fails to qualify as a RIC, the Fund’s taxable income will be subject to federal income tax at regular corporate rates. The resulting increase to the Fund’s expenses will reduce its performance and its income available for distribution to shareholders.
ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.
ETN Risk. ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.
Foreign Securities Risk.  Investments in securities of foreign companies involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.
ADR Risk. ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs. As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.
Hedging Risk. It is not possible to hedge fully or perfectly against any risk. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. There can be no assurance that the Fund’s hedging strategies will be effective or that hedging transactions will be available to the Fund. The Fund is not required to engage in hedging transactions at any given time or from time to time, even under volatile market environment and the Fund may choose not to do so from time to time.
Interest Rate Risk. MLPs and other higher yield securities historically have shown sensitivity to interest rate movements. In an increasing interest rate environment, these types of securities may experience upward pressure on their yields in order to stay competitive with other interest rate sensitive securities. Also, significant portions of the market value of MLPs and other higher yield securities may be based upon their current yields. Accordingly, the prices of these securities may be sensitive to fluctuations in interest rates and may decline when interest rates rise.
IPO Risk.  The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Leveraging Risk. Certain transactions, including the use of derivatives, may give rise to a form of leverage. To mitigate leveraging risk, the Fund’s custodian will segregate or identify liquid assets or otherwise cover the transactions that may give rise to such risk. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging may cause the Fund to be more volatile than if the Fund had not been leveraged.
Illiquid Investments Risk. The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. Illiquid investments may include restricted securities that cannot be sold immediately because of statutory and contractual restrictions on resale.
Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.
Adviser Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.
General Market Risk.  The Fund is subject to all of the business risks and uncertainties associated with any mutual fund, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Non-Diversified Fund Risk. Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.
Covered Call Option Risk. If the Fund writes a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. Moreover, the writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.
Preferred Stock Risk.  A preferred stock is a blend of the characteristics of a bond and common stock.  It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.  Preferred stock generally does not confer voting rights.
Mid Cap and Small Cap Companies Risk. The mid cap and small cap companies may not have the management experience, financial resources, product or business diversification and competitive strengths of large cap companies. Therefore, these securities may have more price volatility and be less liquid than the securities of larger, more established companies.
Tax Risk. The Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). To maintain qualification for federal income tax purposes as a regulated investment company under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “Federal Income Tax Consequences.”
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional recapture income.

Epidemic Risk. Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Who Should Invest
Before investing in the Fund, investors should consider their investment goals, time horizons and risk tolerance. The Fund may be an appropriate investment for investors who are seeking:
1.An investment vehicle for accessing a portfolio of MLP and energy infrastructure companies;
2.A traditional flow-through mutual fund structure with daily liquidity at NAV;
3.Simplified tax reporting through a Form 1099;
4.A fund offering the potential for current income and secondarily long-term capital appreciation;
5.A fund that may be suitable for retirement and other tax exempt accounts;
6.Potential diversification of their overall investment portfolio; and
7.Professional securities selection and active management by an experienced adviser.
The Fund is designed for long-term investors and is not designed for investors who are seeking short-term gains. The Fund will take reasonable steps to identify and reject orders from market timers. See “Shareholder Information - Buying Shares” and “- Redeeming Shares” of the Fund’s Statutory Prospectus.
Performance
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Institutional Class shares of the MLP & Energy Infrastructure Fund from year to year and by showing how the average annual returns of the Fund over time compare to the performance of a broad-based market index.  The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.tortoiseecofin.com or by calling 855-TCA-FUND (855-822-3863).
Calendar Year Total Returns as of December 31(1)

(1) The Fund is the accounting successor to the Advisory Research MLP & Energy Infrastructure Fund (the "MLP & Energy Infrastructure Predecessor Fund"). Accordingly, the performance shown in the bar chart and performance table for periods prior to November 15, 2019, represents the performance of the MLP & Energy Infrastructure Predecessor Fund.

Best Quarter	Worst Quarter
Q2 2020 33.32%	Q1 2020 -42.28%

Average Annual Total Returns for the periods ended December 31, 2020(1)
	One Year	Five Years	Ten Years	Since Inception (September 9, 2010)
Institutional Class
Return Before Taxes	-16.02%	0.72%	0.96%	1.72%
Return After Taxes on Distributions	-16.97%	-0.79%	-0.50%	0.27%
Return After Taxes on Distributions and Sale of Fund Shares	-9.32%	0.13%	0.64%	1.23%
Alerian MLP Index (reflects no deduction for fees, expenses or taxes)	-28.69%	-5.95%	-2.31%	-1.12%
After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures when a capital loss occurs upon redemption of portfolio shares and provides an assumed tax benefit for the investor. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Investment Adviser and Portfolio Managers
TCA Advisors is the Fund’s investment adviser. Primary responsibility for the day-to-day management of the Fund’s portfolio is the joint responsibility of a team of portfolio managers consisting of Brian A. Kessens and Quinn T. Kiley, both Managing Directors and Senior Portfolio Managers. Mr. Kiley has been responsible for the day-to-day management of the Fund’s portfolio since the MLP & Energy Infrastructure Predecessor Fund’s inception on September 9, 2010. Mr. Kessens has been jointly responsible for the day-to-day management of the Fund's portfolio since October 30, 2020.

Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Tortoise MLP & Energy Infrastructure Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by contacting the Fund by telephone at 855-TCA-FUND (855-822-3863) or through a financial intermediary. You many also purchase or redeem Fund shares via wire transfer. The minimum initial and subsequent investment amounts are shown below. The Adviser may reduce or waive the minimums in its sole discretion.

Institutional Class Shares	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$5,000,000	$500
Direct Retirement Accounts	$5,000,000	$500
Automatic Investment Plans	$5,000,000	$100
Gift Account for Minors	$5,000,000	$500

Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or an IRA. For more information, please see “Tax Consequences” of the Fund’s Statutory Prospectus. Distributions on investments made through tax-advantaged arrangements may be taxed as ordinary income when withdrawn from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser, and including affiliates of the Adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Fund Information
Investment Objective
The investment objective of each of the Tortoise MLP & Pipeline Fund and Ecofin Global Renewables Infrastructure Fund (each a “Fund”) is total return. The investment objective of each of the Tortoise MLP & Energy Income Fund and Tortoise MLP & Energy Infrastructure Fund (each a "Fund" and together with the Tortoise MLP & Pipeline Fund and Ecofin Global Renewables Infrastructure Fund, the "Funds") is primarily to seek current income and secondarily to seek long-term capital appreciation. Each Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders.
Principal Investment Strategies
Tortoise MLP & Pipeline Fund (the “MLP & Pipeline Fund”)
Under normal circumstances, the MLP & Pipeline Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of MLPs and pipeline companies. The Fund considers investments in MLP affiliates to be MLP securities for purposes of the 80% test. MLPs, also known as publicly traded partnerships, predominately operate, or directly or indirectly own, energy-related assets. Pipeline companies are defined as either entities in which the largest component of their assets, cash flow or revenue is associated with the operation or ownership of energy pipelines and complementary assets or entities operating in the energy pipeline industry as defined by SIC. The Fund will concentrate its investments in the energy infrastructure industry.
The MLP & Pipeline Fund must provide 60 days’ prior written notice to shareholders if the Board of Trustees changes its policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of MLPs and pipeline companies.
The MLP & Pipeline Fund intends to focus its investments in equity securities of MLPs and pipeline companies that own and operate a network of energy infrastructure asset systems which transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or NGLs. The MLP & Pipeline Fund is non-diversified.
In addition, under normal circumstances, the MLP & Pipeline Fund may invest up to: (i) 30% of its total assets in securities denominated in the currency of a non-North American country, which may include securities issued by energy companies organized and/or having securities traded on an exchange outside North America and/or securities of other non-North American companies that are denominated in the currency of a non-North American country; (ii) 20% of its total assets in debt securities of any issuers, including securities which may be rated below investment grade (“junk bonds”) by an NRSRO or judged by the Adviser to be of comparable credit quality; (iii) 15% of its net assets in illiquid investments; and (iv) 10% of its total assets in securities of any issuer. The MLP & Pipeline Fund may invest in other investment companies to the extent permitted by the 1940 Act. The MLP & Pipeline Fund may invest in permissible securities without regard to the market capitalization of the issuer of such security. The MLP & Pipeline Fund’s investments in debt securities will not have any duration nor weighted average maturity restrictions.
Except for investments in illiquid investments, the above investment restrictions apply at the time of purchase, and the MLP & Pipeline Fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions. To the extent that market value fluctuations cause illiquid investments held by the MLP & Pipeline Fund to exceed 15% of its net assets, the MLP & Pipeline Fund will determine how to remediate the excess illiquid investments in accordance with the 1940 Act and the Fund's policies and procedures.
Targeted Investment Characteristics. The MLP & Pipeline Fund’s investment strategy will be anchored in the Adviser’s fundamental principles of yield, growth and quality. The MLP & Pipeline Fund’s targeted investments will generally have the following characteristics:
1.Essential Energy Infrastructure Assets — Companies that operate critical assets that connect sources of energy supply to areas of energy demand. These businesses are essential to economic productivity and experience relatively inelastic demand.
2.Total Return Potential — Companies that generate a current cash return at the time of investment with dividend or distribution growth potential. The MLP & Pipeline Fund does not intend to invest in start-up companies or companies with speculative business plans.
3.Predictable Revenues — Companies with stable and predictable revenue streams, often linked to areas experiencing demographic growth and with low commodity price risk.
4.Stable Operating Structures — Companies with relatively low maintenance expenditures and economies of scale due to operating leverage and an appropriate ratio of debt to equity and coverage/payout ratio with respect to dividends or distributions.
5.High Barriers to Entry — Companies with operating assets that are difficult to replicate due to regulation, natural monopolies, availability of land or high costs of new development.
6.Long-Lived Assets — Companies that operate tangible assets with long economic useful lives (generally 20 years or more).
7.Experienced, Operations-Focused Management Teams — Companies with management teams possessing successful track records and who have substantial knowledge, experience, and focus in their particular segments of the energy infrastructure industry.
Ecofin Global Renewables Infrastructure Fund (the “Global Renewables Infrastructure Fund”)
Under normal circumstances, the Global Renewables Infrastructure Fund will principally focus its investment activities in equity securities of companies who are developers, owners and operators, in full or in part, of renewable electricity technology plants and systems, and related infrastructure investments. The Global Renewables Infrastructure Fund will typically emphasize those companies achieving measurable improvements in overall emissions, as defined as those gases and particles that are exhausted into the air as a result of fuel combustion-related activities (“Emissions”), relative to their market peers The Global Renewables Infrastructure Fund's investments in equity securities may include investments in other investment companies, real estate investment trusts (“REITs”), foreign investment funds, preferred stocks, rights, warrants, convertible securities, and initial public offerings. The Global Renewables Infrastructure Fund will be invested in a range of both developed and non-developed markets, commensurate with its investment criteria. The Global Renewables Infrastructure Fund considers non-developed market countries to be those countries defined as such by the MSCI Market Classification Framework.

The Global Renewables Infrastructure Fund will invest at least 80% of its total assets in equity securities of renewable infrastructure companies, which consist of companies deriving at least 50% of revenues from activities in power generation, transmission, distribution, storage and ancillary or related services (“Renewable Infrastructure Universe”). Such companies invest in renewable generation or other net-zero carbon and related services, and/or contribute to reducing Emissions. These include, but are not limited to, those companies involved with owning solar, wind, hydro-electric, biomass, waste-to-energy and large-scale battery storage assets, as well as transmission and distribution assets related to delivering electricity, including renewable energy.
The Renewable Infrastructure Universe is a global investment universe that includes companies mainly based in North America, Europe and Asia, but also includes companies in other regions to a lesser extent. Under normal market conditions, the Global Renewables Infrastructure Fund will invest at least 40% of its total assets in foreign securities, which the Sub-Adviser considers to be companies organized outside of the United States, whose principal listing exchange is outside the United States, or who derive a significant portion of their revenue or profits outside the United States.
The Global Renewables Infrastructure Fund’s investments in foreign securities may also include American Depositary Receipts (“ADR”s) and investments in non-developed market securities. The Global Renewables Infrastructure Fund may invest up to 20% of its total assets in securities of companies located in non-developed markets countries. The Renewable Infrastructure Universe includes a broad range of companies, ranging from small market capitalization companies to large market capitalization companies, with assets located throughout the world. The fund may invest in companies of all market capitalizations. The Global Renewables Infrastructure Fund’s investment in securities of companies in the Renewable Infrastructure Universe may include illiquid securities. The Global Renewables Infrastructure Fund will concentrate in industries represented by Renewable Infrastructure companies. The Global Renewables Infrastructure Fund is a non-diversified fund.
The Global Renewables Infrastructure Fund may invest up to 15% of its total assets in debt securities, including but not limited to debt securities issued or guaranteed by the U.S. government or government-related entities. The Global Renewables Infrastructure Fund may also invest in derivatives which are financial contracts whose values depend on, or are derived from, the values of underlying assets, reference rates, or indices. To manage risk, seek particular portfolio exposure as a substitute for a comparable market position in the underlying exposure, and/or to enhance return (including through the use of leverage), the Global Renewables Infrastructure Fund may invest in derivatives including options, futures, swap contracts and combinations of these instruments. The Global Renewables Infrastructure Fund may invest in futures, options and swap contracts on equity and debt securities, equity and debt indices and commodities (“Commodity Interests”) (i) with aggregate net notional value of up to 100% of the Global Renewables Infrastructure Fund’s net assets, or (ii) for which the initial margin and premiums do not exceed 5% of its net assets, in each case excluding bona fide hedging transactions.
The Sub-Adviser will seek to utilize a combined investment approach, incorporating a relatively broad exposure to the Renewable Infrastructure Universe, with targeted active weights towards those investments that the Sub-Adviser believes offer attractive risk-adjusted intrinsic value. These active weights can change over time, relative to changes in corporate strategy, share prices, regulatory changes or other factors such as, but not limited to, balance sheet and liquidity considerations, ESG risk considerations, project success or jurisdictional policy issues. The Sub-Adviser incorporates ESG risk factors into its security selection and portfolio construction.  ESG risk considerations include, but are not limited to, the Sub-Adviser evaluating specific environmental factors of a company’s policy towards carbon and potentially other emissions. From a social perspective, the Sub-Adviser analyzes potential portfolio companies’ metrics such as, but not limited to, the percent of women employed by the company, the existence of an equal opportunity policy, whether the company is a signatory to the UN Global Compact and also seeks to measure and create a positive improvement regarding abatement of other harmful emissions including PM2.5 which disproportionately affects some impoverished communities. In terms of governance, the Sub-Adviser incorporates an analysis of the company’s board composition such as the percent of independent directors and may also assess protection of minority interests. The Sub-Adviser analyzes these factors with a preference for positive and improving trends when considering individual stocks for purchase in the portfolio.

Hedging and Risk Management. The Sub-Adviser will monitor the Global Renewables Infrastructure Fund’s risk profile using risk models which analyze market risk, liquidity risk, currency risk and credit risk.

The market risk will be analyzed by monitoring the Fund’s exposure to market movements and other relevant factors such as sub-sectors and commodity prices. In general, the Fund will adhere to the general principle of risk diversification in respect of its investments, including its investments in derivatives and money market instruments.

The Sub-Adviser may, but does not currently intend to, hedge the Fund's net currency exposure back into its base currency. As a consequence, the Fund may purchase and sell spot and forward currency contracts, currency options and currency futures contracts. The Fund will not take speculative long positions in currencies or currency derivatives.

The Sub-Adviser will monitor the credit exposure of the Fund to its counterparties arising from the use of over-the-counter derivatives transactions. The credit risk will be mitigated contractually by negotiating the terms with external counterparties as well as operationally by resetting over-the-counter transactions on a regular basis when practicable.
Tortoise MLP & Energy Income Fund (the "MLP & Energy Income Fund") and Tortoise MLP & Energy Infrastructure Fund (the "MLP & Energy Infrastructure Fund")
Under normal market conditions, the MLP & Energy Income and MLP & Energy Infrastructure Funds will invest at least 80% of their total assets in equity and debt securities of MLPs focused in the energy infrastructure sector and in equity and debt securities of other companies focused in the energy infrastructure sector. Companies focused in the energy infrastructure sector include MLP parent companies and other MLP affiliates (together with MLPs, “MLP Entities”), which may invest their assets in varying degrees in MLPs. Some of these parent companies and other affiliates primarily own equity interests in MLPs, while others may jointly own assets with MLPs, and still others may only invest small portions of their assets in equity interests of MLPs. The Adviser considers the energy infrastructure sector to be comprised of companies that engage in one or more aspects of exploration, production, gathering, processing, refining, transmission, marketing, storage and delivery of energy products such as natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal; oilfield services, including drilling, cementing and stimulations; the generation, transmission and distribution of electricity; water and wastewater treatment, distribution and disposal; or the generation, transportation and sale of alternative, non-fossil fuel based energy sources including, but not limited to, biodiesel, ethanol, biomass, geothermal, hydroelectric, nuclear, solar or wind energy. The Adviser considers a company to be focused in the energy infrastructure sector if at least 50% of the company’s assets are utilized in one or more of these activities. Each Fund will also invest in MLP Entities and other companies operating in the natural resources sector, which includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies.
The Adviser believes each of the MLP & Energy Income and MLP & Energy Infrastructure Funds' performance will be highly, but not exactly, correlated to the same fundamentals that drive MLP equity returns. By allocating those Funds' investments among equity and debt securities, the Adviser expects that, over time, the MLP & Energy Income and MLP & Energy Infrastructure Funds will tend to benefit from a high level of current income with greater liquidity and less volatility than a similarly sized portfolio comprised solely of MLP equities. The Adviser further believes that in strong positive MLP equity markets the MLP & Energy Income and MLP & Energy Infrastructure Funds may not achieve as favorable returns as a portfolio comprised solely of MLP equities; conversely in weak MLP equity markets the MLP & Energy Income and MLP & Energy Infrastructure Funds may have more favorable returns than such a portfolio.
In addition to making direct investments in MLP equity units, the Adviser intends to invest each of the MLP & Energy Income and MLP & Energy Infrastructure Funds' remaining assets in such a way as to provide, in total, a high level of correlation with MLP equities. These other investments may include equity and debt securities of entities that own interests in MLPs or assets owned in common with MLPs. The MLP & Energy Income and MLP & Energy Infrastructure Fund will also invest in securities of entities that operate in industries similar to MLPs, such as energy infrastructure, even though such entities have no direct affiliation with an MLP.
The MLP & Energy Income and MLP & Energy Infrastructure Funds will purchase securities across the capital structure of MLP Entities, including equity and debt securities of MLPs and their affiliates. The MLP & Energy Income and MLP & Energy Infrastructure Funds may invest in equity securities of MLP Entities and other issuers without regard for their market capitalizations.
The Adviser intends to allocate each of the MLP & Energy Income and MLP & Energy Infrastructure Funds' assets towards the mix of equity and debt securities it deems appropriate based upon its view of economic, market, and political conditions. As a result of this asset allocation the MLP & Energy Income and MLP & Energy Infrastructure Funds' portfolios may, at times, be significantly invested in either equity or debt securities, or both.
The Adviser’s MLP-dedicated investment committee conducts fundamental and quantitative research on specific MLPs and on the energy infrastructure sector for the purpose of identifying potential investment ideas for the MLP & Energy Income and MLP & Energy Infrastructure Funds. The Adviser will typically sell a position held by the MLP & Energy Income and MLP & Energy Infrastructure Funds due to changes in the Adviser’s strategic outlook or fundamental changes at a specific MLP. The Adviser also may sell a position because of each of the MLP & Energy Income and MLP & Energy Infrastructure Funds' risk controls concerning position concentrations or the performance of an MLP relative to its particular sub-sector or to the MLP group as a whole. In addition, the Adviser may sell a position when one of the MLP & Energy Income or MLP & Energy Infrastructure Funds require cash to meet redemption requests.
Master Limited Partnerships. An MLP is an entity receiving partnership taxation treatment under the Code, the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. To qualify for treatment as a partnership for U.S. federal income tax purposes, a “publicly traded partnership,” such as an MLP, must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.
A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies (“LLCs”). The general partner manages the partnership, and has an ownership stake in the partnership and in some cases the general partners are eligible to receive incentive distributions. The limited partners provide capital to the partnership, receive common units of the partnership, have a limited role in the operation and management of the partnership and are entitled to receive cash distributions with respect to their units. Currently, most MLPs operate in the energy, natural resources and real estate sectors. Because they are treated as partnerships for U.S. federal income tax purposes, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).
The Adviser believes that MLPs are attractive investments for several reasons, including: higher yields relative to most common equity and investment grade debt, generally low correlation to other asset classes, cash flows that remain relatively stable regardless of broader market conditions, and the potential for deferred taxation for taxable investors. Many of these characteristics of MLPs stem from the underlying assets in the energy infrastructure sector. In the Adviser’s opinion, those assets are generally in demand and are critical components in a fully-functioning economy. These characteristics tend to reduce the extent to which MLP fundamentals correlate to broader market conditions over the long term. In addition, assets held by MLPs depreciate in value, which provides the potential for taxable investors to benefit from tax-deferred growth of their investments.
Common and Preferred Stock of Energy Infrastructure Companies. The Energy Income and Energy Infrastructure Funds may increase their equity exposure to companies in the energy infrastructure sector by purchasing the common and preferred stock of entities that, in the Adviser’s opinion, are likely to perform similarly to MLPs because they generally own and operate energy infrastructure. These companies are generally treated as corporations for tax purposes, but in some cases they have low effective tax rates.
Fixed Income Securities. The Energy Income and Energy Infrastructure Funds may invest in the debt securities of MLP Entities and other issuers. These include both investment grade debt securities and high yield debt securities (often called “junk bonds”), which are securities rated below investment grade (that is, rated Ba or lower by Moody’s, or BB or lower by S&P, comparably rated by another statistical rating organization, or, if unrated, determined by the Adviser to be of comparable credit quality). The Energy Income and Energy Infrastructure Funds will only purchase debt securities which, at the time of acquisition, are rated at least B3 by Moody’s, B- by S&P, comparably rated by another statistical rating organization, or, if unrated, are determined by the Adviser to be of comparable credit quality. The Energy Income and Energy Infrastructure Funds may invest in debt securities of any maturity.
Foreign Securities. The Energy Income and Energy Infrastructure Funds may invest in foreign securities and U.S. dollar-denominated securities of foreign issuers. Such investments in securities of foreign issuers may include investments in sponsored and unsponsored ADRs and Yankee bonds. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. Yankee bonds are bonds denominated in U.S. dollars that are publicly issued in the United States by foreign banks and corporations.
Hedging Techniques. In certain market environments, The Energy Income and Energy Infrastructure Funds may, but are not required to, use various hedging techniques, such as the buying and selling of options, to seek to mitigate one or more risks associated with investments in MLPs and energy infrastructure assets including market risk and interest rate risk, which, among other factors, could adversely affect market valuations of specific securities or certain sectors of the energy MLP and energy infrastructure market place, or the Funds' overall portfolio.
It is not possible to hedge fully or perfectly against any risk. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Energy Income and Energy Infrastructure Funds or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Energy Income and Energy Infrastructure Funds, in which case any losses on the holdings being hedged may not be reduced or may be increased. There can be no assurance that the Energy Income and Energy Infrastructure Funds' hedging strategies will be effective or that hedging transactions will be available to the Fund. The Energy Income and Energy Infrastructure Funds are not required to engage in hedging transactions at any given time or from time to time, even under volatile market environment and the Energy Income and Energy Infrastructure Funds may choose not to do so from time to time.
Restricted Securities. The Energy Income and Energy Infrastructure Funds may invest up to 15% of their net assets in illiquid investments, including securities that are not registered under the Securities Act of 1933 or that otherwise may not be sold in public offerings, which are commonly known as “restricted” securities. The Energy Income and Energy Infrastructure Funds will typically acquire restricted securities in directly negotiated transactions.
Other Securities. The Energy Income and Energy Infrastructure Funds may invest in IPOs, other investment companies including ETFs, and ETNs. ETFs are investment companies that generally seek to track the performance of specific indices, shares of which are traded on exchanges. The Energy Income and Energy Infrastructure Funds will include ETFs that primarily invest in MLPs and/or other companies focused in the energy infrastructure sector for purposes of satisfying the Energy Income and Energy Infrastructure Funds' investment strategy of investing at least 80% of its total assets in equity and debt securities of MLPs focused in the energy infrastructure sector, and in equity and debt securities of other companies focused in the energy infrastructure sector. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index.
Non-Diversification
Each Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means that it may focus its investments in the securities of relatively few issuers. Each Fund intends, however, to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Code. This requires, among other things, that at the end of each quarter of a Fund’s taxable year no more than 25% of the Fund’s assets be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or in the securities of all MLPs combined, and at least 50% of a Fund’s assets be represented by (i) cash, (ii) securities of other regulated investment companies, (iii) U.S. Government securities, and (iv) other securities limited, with respect to any single issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer.

The Funds are “non-diversified” under the 1940 Act, which means that it may invest more of its assets in fewer issuers than “diversified” mutual funds.

The Funds’ Targeted Portfolio Securities
Each Fund seeks to achieve its investment objective by investing primarily in publicly traded equity securities. Securities in which each Fund may invest include, but are not limited to, the following types of securities:
Common Stock.  Common stock generally represents an equity ownership interest in the profits and losses of a corporation, after payment of amounts owed to bondholders, other debt holders, and holders of preferred stock. Holders of common stock generally have voting rights, but none of the Funds expect to have voting control in any of the companies in which a Fund invests.
Foreign Securities.  The Funds may invest in securities (including ADRs) issued by foreign issuers. These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country.
Master Limited Partnerships. Pursuant to tax regulations, each Fund may invest no more than 25% of its total assets in securities of MLPs and other entities treated as qualified publicly traded partnerships.
An MLP is a publicly traded company organized as a limited partnership or LLC and treated as a partnership for federal income tax purposes. MLP common units represent an equity ownership interest in a partnership and provide limited voting rights. MLP common unit holders have a limited role in the partnership’s operations and management. Some energy companies in which the Funds may invest have been organized as LLCs, which are treated in the same manner as MLPs for federal income tax purposes. Common units of an LLC represent an equity ownership in an LLC. Interests in common units of an MLP or LLC entitle the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike MLPs, LLC common unitholders typically have voting rights.
Equity Securities of MLP Affiliates.  In addition to securities of MLPs, the Funds may also invest in equity securities issued by MLP affiliates, such as common shares of corporations that own MLP general partner interests.
MLP affiliates also include the publicly traded equity securities of LLCs that own, directly or indirectly, general partner interests of MLPs. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP.
Investment Companies. The Funds may invest in other investment companies to the extent permitted by the 1940 Act. Generally, the provisions of the 1940 Act preclude the Funds from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of a Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of a Fund.
Other Equity Securities. The MLP & Pipeline Fund may also invest in other types of publicly traded equity securities, including but not limited to, preferred equity and convertible securities of companies that are organized as corporations, limited partnerships, limited liability companies and energy REITs.

Debt Securities.  The Funds may invest in debt securities, including securities which may be rated below investment grade (“junk bonds”). These securities may include, among others, corporate debt, Yankee bonds, and zero coupon bonds, and may have variable or fixed principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred and payment-in-kind features. To the extent that a Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P or B3 by Moody’s or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies the Funds’ minimum rating criteria at the time of purchase and subsequently is downgraded below such rating, that Fund will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of that Fund and its shareholders.
Illiquid Investments. The Funds may invest in illiquid investments, which will primarily include direct placements in the securities of listed companies or 144A debt securities. The MLP & Pipeline Fund will not invest in private companies. A listed energy company may be willing to offer the purchaser more attractive features with respect to securities issued in direct placements because it has avoided the expense and delay involved in a public offering of securities. Illiquid investments may include restricted securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale, and are, therefore, unlike securities that are traded in the open market.
Covered Calls. The MLP & Pipeline Fund, MLP & Energy Income Fund and MLP & Energy Infrastructure Fund may write call options with the purpose of generating current income, mitigating risk or reducing its ownership of certain securities. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. The Fund, as the writer of the call option, would bear the market risk of an unfavorable change in the price of the security underlying the written option.
Temporary Strategies; Cash or Similar Investments
At the Adviser’s discretion, the Funds may invest in high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in amounts up to 100% of a Fund’s assets in response to adverse market, economic, or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities. These short-term debt securities and money market instruments include cash, shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, discount notes and repurchase agreements. To the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market funds’ management fees and operational expenses. When investing for temporary defensive purposes, the Adviser may invest up to 100% of a Fund’s total assets in such instruments. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

The Funds’ Investment Process

MLP & Pipeline Fund, MLP & Energy Income Fund and MLP & Energy Infrastructure Fund
The Adviser’s investment process for determining the securities to be purchased or sold, with respect to each Fund, utilizes fundamental analysis and a comparison of quantitative, qualitative, and relative value factors. Investment decisions are driven by proprietary financial, risk, and valuation models, developed and maintained by the Adviser, which assist in the evaluation of investment decisions and risk. Financial models, based on business drivers with historical and multi-year operational and financial projections, quantify growth, facilitate sensitivity and credit analysis, and aid in peer comparisons. Risk models assess a company’s asset quality, management, nature of cash flows and operational positioning. Valuation models and traditional valuation metrics such as cash flow multiples and net asset value (“NAV”) are also used in the Adviser’s investment process.
To determine whether a company meets the Fund’s criteria, the Adviser and Sub-Adviser utilize a research-focused, fundamental bottom-up approach generally looking for the targeted investment characteristics described herein. Although the Adviser and Sub-Adviser use research provided by broker-dealers and investment firms, primary emphasis is placed on proprietary analysis conducted by and valuation models maintained by the Adviser and Sub-Adviser’s in-house investment analysts. The due diligence process followed by the Adviser and Sub-Adviser is comprehensive and may include:
1.Review of historical and prospective financial information;
2.Quarterly updates, conference calls and/or management meetings;
3.Analysis of financial models and projections;
4.On-site visits; and
5.Screening of key documents.

Global Renewables Infrastructure Fund
The Sub-Adviser seeks to invest in companies engaged in the development, operation and ownership of renewable infrastructure assets, associated with the production of electricity. Such companies will utilize a variety of well-established commercial technologies, such as solar photovoltaics, solar thermal, wind turbines, hydro-electric generation, biomass, waste-to-energy and battery storage. In general, while the Global Renewables Infrastructure Fund will be exposed to several commercially operating technologies, it will take limited ‘new’ technology risk, inasmuch as the technologies into which it will invest have generally already been employed for a number of years, have well defined operating parameters, and are generally long-term financeable (bank debt, project, finance, etc.).

The Sub-Adviser will seek to utilize a combined investment approach, incorporating a relatively broad exposure to the Renewable Infrastructure Universe, with targeted active weights towards those investments offering attractive risk-adjusted intrinsic value. These active weights can change over time, relative to changes in corporate strategy, share prices, regulatory changes or other factors such as, but not limited to, balance sheet and liquidity considerations, ESG risk considerations, project success or jurisdictional policy issues.

The Global Renewables Infrastructure Fund is seeking a long-term approach, whereby these shorter-cycle impacts may create performance variables that result in both positive and negative outcomes. Importantly, the Investment Manager believes that general asset returns should likely normalize over time (for each new development period), adopting changes in cost of debt and equity against expected project returns, such that project return spreads should be somewhat consistent within an expected range.

The Sub-Adviser will conduct extensive research into the federal and localized regulatory structures and contractual mechanics involved in revenue generation underpinning the renewable infrastructure investments. These regulations are critical for underpinning an intrinsic value approach.
Principal Risks of Investing in the Funds

Before investing in the Funds, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other governmental agency. There can be no assurance that a Fund will achieve its investment objective. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Funds are:
General Risks:
General Market Risk (All Funds). The Funds are subject to all of the business risks and uncertainties associated with any business, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. U.S. and international markets have, and may continue to, experience volatility, which may increase risks associated with an investment in the Funds. Changes in the value of each Fund’s portfolio securities may be rapid or unpredictable and cause the NAV of that Fund and its investment return to fluctuate. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. The market value of securities in which the Funds invest is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. In some cases, for example, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of the issuers. Similarly, the debt markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties.
Adviser Risk (All Funds).  The ability of each Fund to meet its investment objective is directly related to the Adviser’s or Sub-Adviser's investment strategies for that Fund. The value of your investment in a Fund may vary with the effectiveness of the Adviser’s or Sub-Adviser's research, analysis and asset allocation among portfolio securities. If the Adviser’s or Sub-Adviser's investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely and the Funds could underperform the market or other mutual funds with similar investment objectives.
Concentration Risk (All Funds).  Each Fund’s strategy of focusing on companies in the energy industry, energy infrastructure industry, or renewable energy infrastructure industry, as applicable, means that the performance of that Fund will be closely tied to the performance of those industries. Each Fund’s focus in these investments may present more risk than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these investments would have a greater impact on a Fund than on a fund that does not focus in such investments. At times, the performance of these investments may lag the performance of other industries or the market as a whole. An inherent risk associated with any investment focus is that a Fund may be adversely affected if a small number of its investments perform poorly.

Non-Diversified Fund Risk (All Funds). The Funds are all “non-diversified” and therefore are not required to meet certain diversification requirements under federal laws. Each Fund may invest a greater percentage of its assets in the securities of a single issuer and may have fewer holdings than other mutual funds. As a result, a decline in the value of an investment in a single issuer could cause the Funds’ overall value to decline to a greater degree than if the Funds held a more diversified portfolio.
Equity Securities Risk (All Funds).  Equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment towards such entities, changes in a particular issuer’s or industry’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer or industry. Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including earnings power and coverage ratios. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by a Fund. In addition, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which a Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital. Energy companies’ equity prices may be influenced by dividend and distribution growth rates. Any of the foregoing risks could substantially impact the ability of such an entity to grow its dividends or distributions.
New Technology Risk (Global Renewables Infrastructure Fund). New technologies used in renewable energy have a shorter commercial experience vs traditional energy production technologies. Also, advancements in renewable energy may create disruptive competitive threat to both incumbent technologies, such as centralized electric transmission and distribution networks; in progressively more efficient or lower cost versions of existing renewable technology; or possibly advancements or innovations in competing renewable technology.
ESG Risk (Global Renewables Infrastructure Fund). Applying ESG criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund's performance may at times be better or worse than the performance of funds that do not use ESG criteria.
Foreign Securities Risk (All Funds).  Investments in securities (including ADRs) of foreign issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. For example, foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. The Funds may not be able to pass through to its shareholders any foreign income tax credits as a result of any foreign income taxes it pays. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect the Funds’ assets held in foreign countries. There may be less publicly available information about a foreign company than there is regarding a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Funds to encounter difficulties in purchasing and selling securities on such markets and may result in the Funds missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes securities issued by foreign issuers can expect to have a higher expense ratio because of the increased transaction costs in foreign markets and the increased costs of maintaining the custody of such foreign securities. When investing in securities issued by foreign issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Each Fund may, but does not currently intend to, hedge its exposure to foreign currencies.
ADR Risk (Ecofin Global Renewables Infrastructure Fund, Tortoise MLP & Energy Income Fund, Tortoise MLP & Energy Infrastructure Fund). ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs. As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.
Non-Developed Markets Risk (Global Renewables Infrastructure Fund). The Fund’s investments in non-developed market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These risks include less social, political and economic stability; smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility; more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests; less transparent and established taxation policies; less developed regulatory or legal structures governing private and foreign investment; less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts; less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.; greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions; higher rates of inflation and more rapid and extreme fluctuations in inflation rates; greater sensitivity to interest rate changes; increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls; greater debt burdens relative to the size of the economy; more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries. Because of these risk factors, the Fund’s investments in non-developed market countries are subject to greater price volatility and illiquidity than investments in developed markets.
MLP Risk (MLP & Pipeline Fund, MLP & Energy Income Fund, MLP & Energy Infrastructure Fund).  MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Funds’ investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by the Funds generally would be taxed as dividend income. As a result, there could be a material reduction in the Funds’ cash flow and there could be a material decrease in its NAV. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.
MLP Affiliate Risk (MLP & Pipeline Fund, MLP & Energy Income Fund, MLP & Energy Infrastructure Fund). The performance of securities issued by MLP affiliates, including common shares of corporations that own general partner interests primarily depend on the performance of an MLP. As such, results of operations, financial condition, cash flows and distributions for MLP affiliates primarily depend on an MLP’s results of operations, financial condition and cash flows. The risks and uncertainties that affect the MLP, its results of operations, financial condition, cash flows and distributions also affect the value of securities held by the MLP affiliates.
Debt Securities Risks (All Funds). The value of debt securities may decline for a number of reasons, such as management performance, financial leverage and reduced demand of the issuer’s products and services. Debt securities are subject to the following risks:
1.Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. In this event a Fund would then be forced to invest in the unanticipated proceeds at lower interest rates, resulting in a decline in its income.
2.Credit Risk. Issuers of debt securities may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the issuer to pay back debt. The degree of credit risk for a particular security may be reflected it its credit rating. Lower rated debt securities involve greater credit risk, including the possibility of default or bankruptcy.
3.Interest Rate Risk. Debt securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt securities with shorter maturities. The Funds will be exposed to heightened interest rate risk as interest rates rise from historically low levels. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.
4.Reinvestment Risk. If a Fund reinvests the proceeds of matured or sold securities at market interest rates that are below its portfolio earnings rate, its income will decline.

5.Prepayment and Extension Risk. Prepayment occurs when the issuer of a debt security exercises its option to call or repays principal prior to the security’s maturity. During periods of declining interest rates, issuers may increase pre-payments of principal causing the Funds to invest in debt securities with lower yields thus reducing income generation. Similarly, during periods of increasing interest rates, issuers may decrease pre-payments of principal extending the duration of debt securities potentially to maturity. This is known as extension risk and may increase the Funds’ sensitivity to rising rates and the potential for price declines. Debt securities with longer maturities are subject to greater price shifts as a result of interest rate changes. Also, if a Fund is unable to liquidate lower yielding securities to take advantage of a higher interest rate environment, its ability to generate income may be adversely affected. The potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.
6.Duration Risk. None of the Funds have a set policy regarding the maturity or duration of any or all of its securities. Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.
Below Investment Grade Debt Securities Risk (MLP & Pipeline Fund, MLP & Energy Income Fund, MLP & Energy Infrastructure Fund). Below-investment grade debt securities, or unrated securities of similar credit quality as determined by the Adviser, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government or investment grade debt securities because they are subject to greater risks. These risks, which reflect their speculative character, include: greater volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default. In addition, the prices of these non-investment grade debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Non-investment grade debt securities tend to be less liquid than investment grade debt securities.
Large-Cap Company Risk (MLP & Pipeline Fund, Global Renewables Infrastructure Fund). Investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock.
Mid-Cap and Small-Cap Companies Risk (All Funds). Mid-cap and small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies. Therefore, their securities may be more volatile and less liquid than the securities of larger, more established companies. Mid-cap and small-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Adviser or Sub-Adviser wants to sell a large quantity of a mid-cap or small-cap company stock, it may have to sell at a lower price than it might prefer, or it may have to sell in smaller than desired quantities over a period of time. Analysts and other investors may follow these companies less actively and therefore information about these companies may not be as readily available as that for large-cap companies.

REIT Risk (Global Renewables Infrastructure Fund). The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. The value REITs fluctuates as real estate values change. Real estate values and incomes from real estate may decline due to economic downturns, changes in real estate market conditions, zoning laws and regulations, and increases in property taxes, operating expenses and interest rates.

Government-Sponsored Entities Risk (Global Renewables Infrastructure Fund). The Fund may invest in securities issued or guaranteed by government-sponsored entities. However, these securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.
Covered Call Option Risk (MLP & Pipeline Fund, MLP & Energy Income Fund, MLP & Energy Infrastructure Fund). The Funds may write covered call options. The writer of a covered call option, during the option’s life, gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist if the Funds seek to close out an option position. If trading were suspended in an option purchased by the Funds, it would not be able to close out the option. If the Funds were unable to close out a covered call option that it had written on a security, the Funds would not be able to sell the underlying security unless the option expired without exercise.
Cybersecurity Risk (All Funds). Investment advisers, including the Adviser and the Sub-Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption. Cyber attacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access. Nevertheless, cyber incidents could potentially occur, and might in some circumstances result in unauthorized access to sensitive information about the Adviser or its clients.
Derivatives Risk (Global Renewables Infrastructure Fund, MLP & Energy Income Fund, MLP & Energy Infrastructure Fund). A Fund may utilize derivatives. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, there are additional risks associated with derivatives trading that may be greater than the risks associated with investing directly in the underlying instruments. Investing in derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other investments. Derivatives can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by a Fund may not correlate with the underlying instrument or a Fund's other investments. Additional risks include, but are not limited to the possible default of the counterparty to the transaction, illiquidity of the derivative investments or leverage risk. Furthermore, the ability to successfully use these techniques depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. Additionally, amounts paid by a Fund as premiums and cash, or other assets segregated as collateral with respect to derivatives, are not otherwise freely available for investment purposes. There can be no assurance that regulation of derivative instruments and markets will not have a material adverse effect on a Fund or will not impair the ability of a Fund to implement certain derivative strategies or to achieve its investment objective. In addition, changes in government regulation of derivatives could affect the character, timing and amount of a Fund’s taxable income or gains. A Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. A more complete discussion of derivatives and their risks is included in the Statement of Additional Information (“SAI”) under the heading “Options, Futures and Other Strategies.”
ETF Risk (MLP & Energy Income Fund. MLP & Energy Infrastructure Fund). Investing in an ETF will provide a Fund with exposure to the securities comprising the index on which the ETF is based and will expose a Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Funds will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.
ETN Risk (MLP & Energy Income Fund, MLP & Energy Infrastructure Fund). ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.
Hedging Risk (MLP & Energy Income Fund, MLP & Energy Infrastructure Fund, Global Renewables Infrastructure Fund). It is not possible to hedge fully or perfectly against any risk. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. There can be no assurance that a Fund’s hedging strategies will be effective or that hedging transactions will be available to the Fund. The Funds are not required to engage in hedging transactions at any given time or from time to time, even under volatile market environment and each Fund may choose not to do so from time to time.
Illiquid/Restricted Securities Risk (All Funds).  The Funds may invest in securities of any market capitalization and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair a Fund’s ability to sell particular securities or close call option positions at an advantageous price or a timely manner. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. In addition, it may be more difficult for the Funds to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the times when the Adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict a Fund’s ability to take advantage of other market opportunities.
Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This reduced liquidity creates special risks for the Funds. However, the Funds could sell such securities in private transactions with a limited number of purchasers or in public offerings under the Securities Act of 1933, as amended (the “1933 Act”). Adverse conditions in the public securities markets may preclude a public offering of securities. When a Fund must arrange registration because that Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Funds can sell it. The Funds would bear the risks of any downward price fluctuation during that period.
Investment Company and RIC Compliance Risk (All Funds). Each Fund may be subject to increased expenses and reduced performance as a result of its contemplated investments in other investment companies and MLPs. If a Fund invests in investment companies (including other closed-end, open-end funds, and ETFs), it will bear additional expenses based on its pro rata share of the investment company’s operating expenses, including the duplication of advisory and other fees and expenses. Additional risks of owning an investment company generally includes the risks of owning the underlying securities the investment company holds. In addition, each Fund intends to elect to be treated, and to qualify each year, as a RIC under the Internal Revenue Code. To maintain each Fund’s qualification for federal income tax purposes as a RIC, a Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of such Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). The resulting increase to a Fund’s expenses will reduce its performance and its income available for distribution. Given the Funds’ contemplated investments in MLPs, compliance with the asset diversification test applicable to RICs presents unusual challenges and will require careful, ongoing monitoring. While a Fund will not be required to sell MLP securities if market valuations cause MLPs to represent more than 25% of such Fund’s total assets, incremental investment opportunities in MLPs will be limited until the Fund is in compliance.

Rights and Warrants Risk (Global Renewables Infrastructure Fund). The price, performance and liquidity of warrants and rights to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
IPO Risk (Global Renewables Infrastructure Fund, MLP & Energy Income Fund, MLP & Energy Infrastructure Fund). The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk
Leverage Risk (MLP & Energy Income Fund, MLP & Energy Infrastructure Fund). The Funds' use of leverage through borrowing and short sales may magnify the a Fund’s gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself.
Counterparty Credit Risk (MLP & Energy Income Fund, MLP & Energy Infrastructure Fund). The Funds' may be subject to counterparty credit risk. Counterparty credit risk is the risk that a counterparty may default. If the counterparty defaults, the Funds' risk of loss will consist of any payments that it is entitled to receive from the counterparty under the agreement.

Convertible Securities Risk (MLP & Pipeline Fund, Global Renewables Infrastructure Fund). The Fund may be subject to convertible securities risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk. Convertible securities are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.
Preferred Stock Risk (All Funds). The Funds may be subject to preferred stock risk. A preferred stock is a blend of the characteristics of a bond and common stock. It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer. Preferred stock generally does not confer voting rights.

Newer Fund Risk (Global Renewables Infrastructure Fund). The Fund has a limited operating history and there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of the Trust may determine to liquidate the Fund.

Epidemic Risk (All Funds). Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds' ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.
Tax Risk (All Funds). Each Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under the Code. To maintain qualification for federal income tax purposes as a regulated investment company under the Code, each Fund must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “Federal Income Tax Consequences.” If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to regulated investment companies, all its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. For additional information on the requirements imposed on regulated investment companies and the consequences of a failure to qualify, see “Federal Income Tax Consequences” below.
Depreciation or other cost recovery deductions passed through to a Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the applicable Fund at the time the deductions were taken by that Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a Fund may need to liquidate investments, which may lead to additional recapture income.

Capital Markets Risk (MLP & Energy Income Fund, MLP & Energy Infrastructure Fund). Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. In volatile times, the cost of raising capital in the debt and equity capital markets, and the ability to raise capital, may be impacted. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, energy companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, energy companies may not be able to meet obligations as they come due. Moreover, without adequate funding, energy companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.
Rising interest rates could limit the capital appreciation of equity units of energy companies as a result of the increased availability of alternative investments at competitive yields. Rising interest rates may increase the cost of capital for energy companies. A higher cost of capital or an inflationary period may lead to inadequate funding, which could limit growth from acquisition or expansion projects, the ability of such entities to make or grow dividends or distributions or meet debt obligations, the ability to respond to competitive pressures, all of which could adversely affect the prices of their securities.
In 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the events surrounding the recent negotiations regarding the U.S. federal government debt ceiling and the resulting agreement could adversely affect us. In 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.” The effects of these or similar events in the future on the U.S. economy and securities markets or on energy companies cannot be predicted.
Additional Risks Related to Investing in the Energy Industry and Energy Infrastructure Industry:
Acquisition Risk. The abilities of MLP Entities to grow and to increase distributions can be highly dependent on their ability to make acquisitions that result in an increase in cash available for distributions. Recently, the acquisition market has become more competitive as a result of the increased amount of MLP Entities, as well as significant private equity interest in midstream energy assets. Almost all MLP Entities have been active in the third-party acquisition market. As a result, the competitive nature of the market has resulted in higher multiples, which may reduce the attractiveness of returns on acquisitions. Accordingly, MLP Entities may be unable to make accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms or because they are outbid by competitors. Such circumstances may limit their future growth and their ability to raise distributions could be reduced. Furthermore, even if MLP Entities do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating income. Any acquisition involves risks, including, among other risks, mistaken assumptions about revenues and costs, the assumption of unknown liabilities, limitations on rights to indemnity from the seller, the diversion of management’s attention from other business concerns, unforeseen difficulties operating in new product or geographic areas and customer or key employee losses at the acquired businesses.
Affiliated Party Risk. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such a company’s parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions.
Cash Flow Risk. The amount and tax characterization of cash available for distribution by an MLP Entity depends upon the amount of cash generated by its operations. Cash available for distribution by MLP Entities will vary widely from quarter to quarter and is affected by various factors affecting the MLP Entities’ operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP Entity has available for distribution in a given period.
Commodity Price Volatility Risk.  The volatility of energy commodity prices can significantly affect energy companies due to the impact of prices on the volume of commodities developed, produced, gathered and processed. Historically, energy commodity prices have been cyclical and exhibited significant volatility, which may adversely impact the value, operations, cash flows and financial performance of energy companies. The volatility of energy commodity prices can also indirectly affect certain entities that operate in the midstream segment of the energy industry due to the impact of prices on the volume of commodities transported, processed, stored or distributed.
Commodity price fluctuations may be swift and may occur for several reasons, including changes in global and domestic energy markets, general economic conditions, consumer demand, the price and level of foreign imports, the impact of weather on demand, levels of domestic and worldwide supply, levels of production, domestic and foreign governmental regulation, political instability, acts of war and terrorism, the success and costs of exploration projects, conservation and environmental protection efforts, the availability and price of alternative energy, taxation, and the availability of local, intrastate and interstate transportation systems.
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
Supply and Demand Risk. A decrease in the exploration, production or development of natural gas, NGLs, crude oil, refined petroleum products, or a decrease in the volume of such commodities, may adversely impact the financial performance and profitability of energy companies. Production declines and volume decreases may be caused by various factors, including changes in commodity prices, oversupply, depletion of resources, declines in estimates of proven reserves, catastrophic events affecting production, labor difficulties, political events, production variance from expectations, Organization of the Petroleum Exporting Countries (“OPEC”) actions, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems or outages, the inability of energy companies to obtain necessary permits or carry out new construction or acquisitions, unanticipated expenses, import supply disruption, increased competition from alternative energy sources, and other events. All of the above is particularly true for new or emerging areas of supply in North America that may have limited or no production history. Reductions in or prolonged periods of low prices for natural gas and crude oil can cause a given reservoir to become uneconomical for continued production earlier than it would if prices were higher.
A sustained decline in or varying demand for such commodities could also adversely affect the financial performance of energy companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, political and economic conditions, including embargoes, in other natural resource producing countries, hostilities in the Middle East, military campaigns and terrorism, OPEC actions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, exchange rates, changes in commodity prices, and changes in weather.
In addition, the profitability of companies engaged in processing and pipeline activities may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of such entities.
Reserve & Depletion Risk. Energy companies’ estimates of proven reserves and projected future net revenue are generally based on internal reserve reports, engineering data, and reports of independent petroleum engineers. The calculation of estimated reserves requires subjective estimates of underground accumulations and utilizes assumptions concerning future prices, production levels, and operating and development costs. These estimates and assumptions may prove to be inaccurate. As a result, estimated quantities of proved reserves, projections of future production rates, and the timing of related expenditures may likewise prove to be inaccurate. Any material negative inaccuracies in these reserve estimates or underlying assumptions may materially lower the value of upstream energy companies. Future natural gas, NGL and oil production is highly dependent upon the success in acquiring or finding additional reserves that are economically recoverable. This is particularly true for new areas of exploration and development, such as in North American oil and gas reservoirs, including shale. A portion of any one upstream company’s assets may be dedicated to crude oil or natural gas reserves that naturally deplete over time, and a significant slowdown in the identification or availability of reasonably priced and accessible proven reserves for these companies could adversely affect their business.
Midstream and Power Infrastructure Company Risk.  The MLP & Pipeline Fund, MLP & Energy Income Fund, and MLP & Energy Infrastructure Fund may be subject to midstream and power infrastructure company risk through their investments in pipeline companies. In addition to the other energy risks described herein, pipeline companies are subject to particular risks, including varying demand for crude oil, natural gas, NGLs or refined products in the markets served by the pipeline; changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production; reduced capital spending for exploration activities; or re-contracting at lower rates. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.
Gathering and processing companies are subject to many risks, including declines in production of crude oil and natural gas fields which utilize their gathering and processing facilities, prolonged depression in the price of natural gas or crude oil which curtails production due to lack of drilling activity, and declines in the prices of NGLs and refined petroleum products, resulting in lower processing or refining margins.

In addition, the development of, demand for, and/or supply of competing forms of energy may negatively impact the revenues of these companies.
Propane companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates and the wholesale cost of propane sold to end customers. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.
Power infrastructure companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates, the change in the demand for electricity, the cost to produce power, and the regulatory environment. Further, share prices are partly based on the interest rate environment, the sustainability and potential growth of the dividend, and the outcome of various rate cases undertaken by the company or a regulatory body.
Operating Risk. Energy companies are subject to many risks, including: equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified fuel source; changes in electricity and fuel usage; availability of competitively priced alternative energy sources; changes in generation efficiency and market heat rates; lack of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; seasonality; changes in supply and demand for energy; catastrophic and/or weather-related events such as spills, leaks, well blowouts, uncontrollable flows, ruptures, fires, explosions, floods, earthquakes, hurricanes, discharges of toxic gases and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance. Breakdown or failure of an energy company’s operating assets may prevent it from performing under applicable sales agreements, which in certain situations could result in termination of the agreement or in the company incurring a liability for liquidated damages. Because of these operating risks and other potential hazards, energy companies may become exposed to significant liabilities for which they may not have adequate insurance coverage. Any of the identified risks may have a material adverse effect on the business, financial condition, results of operations and cash flows of energy companies.
The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or, due to significant demand, such services or equipment may not be available on commercially reasonable terms. A company’s ability to complete capital improvements to existing projects or invest in planned capital projects in a successful and timely manner is dependent upon many variables. Should any such efforts be unsuccessful, an energy company may be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which may impact the production of a particular energy company. Oil and gas companies operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.
Energy companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates that these companies may charge for pipeline transportation services. An adverse determination to an energy company by the FERC with respect to such tariff rates may have a material adverse effect on that energy company’s business, financial condition, results of operations and cash flows and on its ability to make cash distributions to its equity owners.

Regulatory Risk. Energy companies are subject to regulation by governmental authorities in various jurisdictions and may be adversely affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Regulation exists with respect to multiple aspects of their operations, including: reports and permits concerning exploration, drilling, and production; how facilities are constructed, maintained and operated; how wells are spaced; the unitization and pooling of properties; environmental and safety controls, including emissions release, the reclamation and abandonment of wells and facility sites, remediation, protection of endangered species, and the discharge and disposition of waste materials; offshore oil and gas operations; and the prices energy companies may charge for the oil and gas produced or transported under federal and state leases and for other products and services. Various governmental authorities have the power to enforce compliance both with these regulations and permits issued pursuant to them, and violators may be subject to administrative, civil and criminal penalties, including fines, injunctions or both. Stricter laws, regulations or enforcement policies may be enacted in the future which increase compliance costs and adversely affect the financial performance of energy companies. Additionally, legislation has been proposed that would, if enacted into law, make significant changes to U.S. federal income tax laws, including the elimination of certain U.S. federal income tax benefits currently available to oil and gas exploration and production companies.
The use of methods such as hydraulic fracturing may be subject to new or different regulation in the future. Any new state or federal regulations that may be imposed on hydraulic fracturing could result in additional permitting and disclosure requirements (including of substances used in the fracturing process) and in additional operating restrictions. The imposition of various conditions and restrictions on drilling and completion operations could lead to operational delays and increased costs and, moreover, could delay or effectively prevent the development of oil and gas from formations that would not be economically viable without the use of hydraulic fracturing.
Energy infrastructure companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to regulation by FERC with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by the FERC with respect to the tariff rates of an energy infrastructure company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to make cash distributions to its equity owners. Certain MLPs regulated by FERC have the right, are not obligated, to redeem all their common units held by an investor who is not subject to U.S. federal income taxation at market value, with the purchase price payable in cash or via a three-year interest-bearing promissory note. Prices for certain electric power companies are regulated in the U.S. with the intention of protecting the public while ensuring that the rate of return earned by such companies is sufficient to attract growth capital and to provide appropriate services. The rates assessed for these rate-regulated electric power companies by state and local regulators are generally subject to cost-of-service regulation and annual earnings oversight. This regulatory treatment does not provide any assurance as to achievement of earnings levels. Changes in laws or regulations or changes in the application or interpretation of regulatory provisions in jurisdictions where electric power companies operate, particularly utilities where electricity tariffs are subject to regulatory review or approval, could adversely affect their business. A Fund could become subject to FERC’s jurisdiction if it is deemed to be a holding company of a public utility company or of a holding company of a public utility company, and a Fund may be required to aggregate securities held by such Fund or other funds and accounts managed by the Adviser and its affiliates. Accordingly, a Fund may be prohibited from buying securities of a public utility company or of a holding company of any public utility company or may be forced to divest itself of such securities because of other holdings by that Fund or other funds or accounts managed by the Adviser and its affiliates.

Environmental Risk. Energy company activities are subject to stringent environmental laws and regulation by many federal, state and local authorities, international treaties and foreign governmental authorities. A company’s failure to comply with such laws and regulations or to obtain any necessary environmental permits pursuant to such laws and regulations may result in the imposition of fines or other sanctions. Congress and other domestic and foreign governmental authorities have either considered or implemented various laws and regulations to restrict or tax certain emissions, particularly those involving air and water emissions. Existing environmental regulations may be revised or reinterpreted, new laws and regulations may be adopted or become applicable, and future changes in environmental laws and regulations may occur, each of which could impose significant additional costs on energy companies. Energy companies have made and will likely continue to make significant capital and other expenditures to comply with these and other environmental laws and regulations. There can be no assurance that such companies will be able to recover all or any increased environmental costs from their customers or that their business, financial condition or results of operations will not be materially and adversely affected by such expenditures or by any changes in domestic or foreign environmental laws and regulations, in which case the value of these companies’ securities could be adversely affected. Energy companies may not be able to obtain or maintain all required environmental regulatory approvals. If there is a delay in obtaining any required environmental regulatory approvals or if an energy company fails to obtain, maintain or comply with any such approval, the operation of its facilities could be stopped or become subject to additional costs. In addition, energy companies may be responsible for environmentally-related liabilities, including any on-site liabilities associated with the environmental condition of facilities that it has acquired, leased or developed, or liabilities from associated activities, regardless of when the liabilities arose and whether they are known or unknown.
Hydraulic fracturing is a common practice used to stimulate production of natural gas and/or oil from dense subsurface rock formations such as shales that generally exist several thousand feet below ground. Some energy companies commonly apply hydraulic-fracturing techniques in onshore oil and natural gas drilling and completion programs. The process involves the injection of water, sand, and additives under pressure into a targeted subsurface formation. The water and pressure create fractures in the rock formations, which are held open by grains of sand, enabling the oil or natural gas to flow to the wellbore. The use of hydraulic fracturing may produce certain wastes that may in the future be designated as hazardous wastes and become subject to more rigorous and costly compliance and disposal requirements. The EPA has commenced a study of potential environmental effects of hydraulic fracturing on drinking water and groundwater. The EPA also announced in October 2011 that it is launching a study regarding wastewater resulting from hydraulic fracturing activities that such wastewater must meet before being transported to a treatment plant. In addition, the Department of Energy is conducting an investigation into practices the agency could recommend to better protect the environment from drilling using hydraulic fracturing completion methods, and the Department of the Interior has proposed disclosure, well testing and monitoring requirements for hydraulic fracturing on federal lands. The White House Council on Environmental Quality and a committee of the US House of Representatives are reviewing hydraulic-fracturing practices, and legislation has been introduced in Congress to provide for federal regulation of hydraulic fracturing and to require disclosure of the chemicals used in the fracturing process. Some states have also adopted, and other states are considering adopting, regulations that impose more stringent permitting, disclosure and well construction requirements on hydraulic fracturing operations. Additional regulations may be imposed that would, among other things, limit injection of oil and gas well wastewater into underground disposal wells, because of concerns about the possibility of minor earthquakes being linked to such injection, an indirect byproduct to drilling unique to certain geographic regions. If new laws or regulations that significantly restrict hydraulic fracturing or associated activity are adopted, such laws may make it more difficult or costly for energy companies to perform fracturing to stimulate production from tight formations, which might adversely affect their production levels, operations, and cash flow, as well as the value of such companies’ securities.
Climate Change Regulation Risk. Climate change regulation may result in increased operations and capital costs for the companies in which the Funds invest. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the U.S. and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, which some scientists and policymakers believe contribute to global climate change. These current and future measures may result in certain companies in which the Funds invest incurring increased costs to operate and maintain facilities and to administer and manage a greenhouse gas emissions program, which in turn may reduce demand for fuels that generate greenhouse gases that are produced or managed or produced by such companies.
Terrorism Risk. Energy companies, and the market for their securities, are subject to disruption as a result of terrorism-related risks. These include terrorist activities, such as the September 11, 2001 terrorist attacks; wars, such as the wars in Afghanistan and Iraq and their aftermath; and other geopolitical events, including upheaval in the Middle East and other energy producing regions. Cyber hacking may also cause significant disruption and harm to energy companies. The U.S. government has issued warnings that energy industry assets, including exploration and production facilities as well as pipelines and transmission and distribution facilities, may be specific targets for terrorist activity. Such events have led, and in the future may lead, to short-term market volatility, and may also have long-term effects on companies in the energy industry and the market price of their securities. Such events may also adversely affect the business and financial condition of particular companies in which the Funds invest.
Natural Disaster Risk. Natural risks, such as earthquakes, flood, lightning, hurricanes, tsunamis, tornadoes and wind, are inherent risks in energy company operations. For example, extreme weather patterns, such as Hurricane Ivan in 2004, Hurricanes Katrina and Rita in 2005, the Tohuku earthquake and resulting tsunami in Japan in 2011, Hurricane Sandy in 2012 and Hurricane Harvey in 2017, resulted in substantial damage to the facilities of certain companies located in the affected areas, created significant volatility in the supply of energy, and adversely impacted the prices of certain energy company securities. Future natural disasters, or even the threat thereof, may result in similar volatility and may adversely affect commodity prices and earnings of energy companies in which the Funds invest.

Additional Risks Related to the Renewable Infrastructure Industry

Laws, Regulations and Governmental Policies. Companies are subject to extensive international, federal, state, local laws, regulations, rules and ordinances relating to pollution, protection of the environment and human health. Actual or alleged violations of environmental health and safety laws or permit requirements could result in restrictions or prohibitions on plant operations and substantial civil or criminal sanctions. Changes in regulations could inhibit or interrupt operations, or require modifications to facilities or operations. Accordingly, environmental or regulatory matters may cause companies to incur significant unanticipated losses, costs or liabilities, which could reduce profitability. Companies could incur significant expenditures in order to comply with existing or future laws. Capital expenditures and costs relating to regulatory matters will be subject to evolving regulatory requirements and will depend on the timing of the promulgation and enforcement of specific standards which impose requirements on operations. Capital expenditures and costs beyond those currently anticipated may therefore be required under existing or future laws. Furthermore, companies may be liable for the costs of investigating and cleaning up environmental contamination on or from their properties or at off-site locations or from disposal activities that pre-dated the purchase of acquired businesses. Companies may therefore incur additional costs and expenditures beyond those currently anticipated to address all such known and unknown situations under existing and future laws.

Global Economic and Political Risks. Companies operate and serve customers in many parts of the world, and encounter a variety of political and legal risks unique to those jurisdictions. Local economic conditions may vary and may have a meaningful influence on the outcome of business activities. Some of these risks are impacted by regional inflation, economic cycles, currency volatility, sovereign debt markets, local economic environments, and regional trade patterns.

High Research and Development Costs. To compete successfully, companies must maintain a successful R&D effort, develop new production processes, and improve their existing processes ahead of competitors. R&D efforts are critical to success and are aimed at solving complex problems. As such, companies do not expect that all of their projects will be successful. Companies may be unable to develop and market new projects successfully, and products and technologies offered by others may affect demand for their projects. These types of events could negatively affect their competitive position and may reduce revenue, increase costs, lower gross margin percentage, or require the companies to impair their assets

Price Volatility or Interruptions in Supply of Materials and Components. The prices of the materials and components purchased from third-parties may be cyclical and volatile. The cost of these materials and components may represent a substantial portion of operating expenses. Companies frequently enter into supply agreements with particular suppliers, but disruptions of existing supply arrangements or expiration of favorable supply contracts could substantially impact profitability. If certain suppliers are unable to meet their obligations under present supply agreements, this may force them to pay higher prices to obtain adequate supplies. In addition, if materials and components become unavailable within a geographic area from which they are now sourced, companies may not be able to obtain suitable or cost effective substitutes. Any interruption in the supply of materials and components could increase costs or decrease revenues, which could reduce cash flow.

Intellectual Property Protection and Infringement. Companies’ ability to enforce their patents, copyrights, software licenses, and other intellectual property is subject to general litigation risks, as well as uncertainty as to the enforceability of their intellectual property in various countries. When companies seek to enforce their rights, they are often subject to claims that the intellectual property is invalid, not enforceable, or licensed to the opposing party.

Companies may face intellectual property infringement claims from individuals and companies, including those who have acquired patent portfolios to assert claims against other companies. Most companies are engaged in a number of litigation matters involving intellectual property. Claims that their products or processes infringe the intellectual property of others could cause them to incur large costs to respond to, defend, and resolve the claims, and may divert the efforts and attention of management and technical personnel.

Finally, the theft or unauthorized use or publication of trade secrets and other confidential business information could harm competitive position and reduce acceptance of products; the value of investment in R&D, product development, and marketing could be reduced; and third-parties might make claims related to losses of confidential or proprietary information or end-user data, or system reliability. These incidents and claims could severely disrupt business, and companies could suffer losses, including the cost of product recalls and returns and reputational harm.

Changes in Domestic and International Policies in Support of Renewable Energy Sources. Development and profitability of renewable energy projects are significantly dependent on the existence of regulatory frameworks and policies in support of such development. Some countries by regulation have provided various incentives for electricity production from renewable sources. In particular, the European Union and its principal Member States, the United Kingdom, the People’s Republic of China, Japan and the United States of America have adopted policies actively supporting renewable energy. These policies include measures such as: (i) obligations to acquire the electricity produced from renewable energy sources, or the imposition of mandatory quotas for acquisition of renewable energy on producers or distributors, preferential rights of access to the network and the right to distribute electricity through the network; (ii) tax incentives such as the Production Tax Credit system in the United States of America, which grants tax credits in proportion to the amount of wind or certain other types of renewable energy produced and sold during each tax year; or (iii) green certificate programs (such as the Renewable Obligation Certificates in the United Kingdom and the Renewable Energy Certificates in certain states in the United States of America) that are negotiable on both organized and unorganized markets. Although the support for renewable energy sources has been strong in prior years, and both the European Union and the United States of America periodically reaffirm their desire to sustain and strengthen that support, the possibility that these policies may be modified or the measures supporting renewable energy sources may be repealed in the future cannot be discarded, particularly those that may benefit the companies’ renewable energy plants.

Utility and Industry Related Risks. The risks associated with investments in electric utility companies include those involving the construction, operation and licensing of nuclear power plants (as further described below), including the risk of nuclear accident. The market value of the stock of electric utility companies also may be adversely affected by inadequate rate increases from regulatory agencies. Other risks of electric utilities include their market sensitivity to changes in long-term interest rates, their continuing requirements for raising additional capital and their obligation to comply with environmental and other governmental mandates.

The Construction, Operation and Maintenance of Nuclear Generation Facilities. Nuclear generation facilities are subject to environmental, health and financial risks, such as risks relating to site storage of spent nuclear fuel, the disposition of spent nuclear fuel, leakage and emissions of tritium and other radioactive elements in the event of a nuclear accident or otherwise, the threat of a terrorist attack and other potential liabilities arising out of the ownership or operation of the facilities.

In the event of an incident at an owned or operated nuclear facility, significant retrospective assessments, retrospective insurance premium charges and a variety of other expense could be incurred. Regulatory bodies that oversee nuclear facilities have broad authority to impose licensing and safety-related requirements on the construction and operation of such facilities, and these are subject to change. Incidents that occur at other non-owned facilities may result in substantial changes to regulation, compliance and operating expenses which may negatively impact financial results.

Weather Conditions. Wind and solar energy are highly dependent on climatic conditions. The profitability of a renewable energy plant depends, among other factors, on the wind and solar conditions experienced at the site, which are inherently variable. During the development phase of wind and solar projects, prior to construction, a study is conducted at each proposed site. The principal starting assumption upon which investment decisions of the companies are based is the conclusions of this study. Companies cannot guarantee that the climatic conditions of a wind or solar farm will correspond to the assumptions made by the companies nor, therefore, can it guarantee that its wind or solar farms will achieve the initially contemplated production levels. If wind or solar conditions diminish at all, it could result in a reduction of operating efficiency, production of energy and profitability.

Dependence on Electricity Transmission Services. Power companies depend on high voltage and other transmission facilities to transmit the electricity it sells. Such facilities are owned and managed by third-parties. Typically, the power companies are not the owner of, nor do they control, the transmission facilities except those needed to interconnect their farms to the electricity network. In this respect, the transport network is owned by and is the responsibility of the transport companies and the distribution networks of the distributor companies. The companies are not the owner of these networks, but they need to have these in order to be able to connect their generation assets. In the event of failure of the transmission facilities utilized by the companies to sell the electricity they produce, apart from suffering economic losses, the companies could be liable for damages suffered by their customers, such as the cost arising from the need to acquire additional energy at market prices.

Volatility of Market Price of Electricity. In addition to the regulated incentives, in certain countries the compensation received has a component tied to the market price. Market prices may be volatile and are affected by multiple factors including, inter alia: (i) the cost of the raw materials used as the primary source of energy; (ii) the demand of the end user; (iii) the average rainfall for the period and (iv) the price of greenhouse gas emission allowances. In such countries there exists the risk that the regulated component might not fully compensate for fluctuations in the market price and, therefore, there is the risk that the total compensation may be volatile.

Capital Intensive Business. Power companies must make significant investments in their business and the investments made in a power plant are only recovered long term. The investment required for development and construction of power plants may vary based on the cost of the fixed assets. The cost of this equipment may increase if demand therefore rises or if the prices of key components and raw materials used to build that equipment rise. There also are other factors affecting the amount of the investment, such as the price of the construction work on the facilities. A material increase in the costs of development and construction of a power plant could have a material adverse effect on companies’ objectives, business, financial status and results of operations.

Risks Deriving From Public Opposition. There are certain persons, associations and groups that may oppose renewable energy projects and other electricity generation plants, using arguments such as degradation of the landscape, noise pollution, injury of birds and generalized environmental damage. Although the development of renewable energy projects generally requires an environmental impact study and public hearing prior to grant of the corresponding governmental permits, the companies cannot guarantee that a given facility will be accepted by the affected population. Furthermore, in those areas where plants or other facilities are near residential areas the opposition of the local population may result in adoption of restrictive regulations or measures regarding the farms after they become operational.
Exclusion of Adviser from Commodity Pool Operator Definition
An exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) has been claimed with respect to the Funds, and, therefore, the Adviser and Sub-Adviser are not subject to CFTC registration or regulation as a CPO with respect to the Funds. In addition, the Adviser will rely upon an exemption from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the SAI.

Investment Management
Investment Adviser

The Funds have entered into an investment advisory agreement (the “Advisory Agreement”) with TCA Advisors, a SEC registered investment adviser. The principal business address of the Adviser is 5100 W. 115th Place, Leawood, Kansas 66211. The telephone number for the Adviser is (913) 981-1020 and the Adviser’s website is www.tortoiseecofin.com.
The Adviser specializes in investing in energy and other essential assets companies across the energy value chain, including energy and power infrastructure companies. As of February 28, 2021, the Adviser managed investments of approximately $6.6 billion in the energy sector, including the assets of publicly traded closed-end funds, these open-end funds and other accounts.
Pursuant to the Advisory Agreement, the Adviser provides the Funds with investment research and advice and furnishes each Fund with an investment program consistent with that Fund’s investment objective and policies, subject to the supervision of the Board of Trustees. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the securities transactions and reports to the Board of Trustees on the Funds’ investments and performance. The Adviser is solely responsible for making investment decisions on behalf of the Funds.  The Board of Trustees has sole responsibility for selecting, evaluating the performance of, and replacing as necessary, any of the service providers to the Funds, including the Adviser.
For its services, on a monthly basis, each Fund pays the Adviser a management fee that is calculated as a percentage of each Fund's average daily net assets at the following annual rates:

MLP & Pipeline Fund	0.85%
Global Renewables Infrastructure Fund	0.75%
MLP & Energy Income Fund	1.00%
MLP & Energy Infrastructure Fund	0.75%
As a result of the Operating Expenses Limitation Agreement the Adviser has with the Funds, the following table shows the percentage rates the Adviser was effectively paid based upon each Fund’s average daily net assets for the fiscal year ended November 30, 2020.

MLP & Pipeline Fund	0.85%
Global Renewables Infrastructure Fund	0.09%
MLP & Energy Income Fund	1.00%
MLP & Energy Infrastructure Fund	0.70%

A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement, with respect to the MLP & Energy Income Fund and MLP & Energy Infrastructure Fund is available in the Funds’ annual report to shareholders dated November 30, 2019. A discussion regarding the basis of the Board’s approval of the Advisory Agreement, with respect to the MLP & Pipeline Fund is available in the Funds’ semi-annual report to shareholders for the period ended May 31, 2020. A discussion regarding the basis of the Board’s approval of the Advisory Agreement, with respect to the Global Renewables Infrastructure Fund is available in the Funds’ annual report to shareholders for the period ended November 30, 2020.
Conflicts of interest may arise because the Adviser and its affiliates generally will be carrying on substantial investment activities for other clients in which the Funds will have no interest. The Adviser or its affiliates may have financial incentives to favor certain of such accounts over a Fund. Any of the Adviser’s proprietary accounts or other customer accounts may compete with a Fund for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from the advice given to, or securities recommended or bought or sold for the Funds, even though their investment objectives may be the same as, or similar to, those of the Funds.
Situations may occur in which a Fund could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Certain of the Adviser’s managed funds and accounts may invest in the equity securities of a particular company, while other funds and accounts managed by the Adviser may invest in the debt securities of the same company. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for a Fund or the other accounts, thereby limiting the size of a Fund’s position; (2) the difficulty of liquidating an investment for a Fund or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in direct placement securities under the 1940 Act. A Fund’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy companies. Please see the “Statement of Additional Information”.
Fund Expenses. Each Fund is responsible for its own operating expenses. Pursuant to an Operating Expenses Limitation Agreement between the Adviser and the Trust, on behalf of the Funds, the Adviser has agreed to reimburse each Fund for its operating expenses, in order to ensure that each Fund’s Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed the percentage of the daily net assets of each Fund as set forth in the table below. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through at least March 31, 2022, or June 30, 2023 in the case of the MLP & Energy Income Fund. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of the recoupment.

MLP & Pipeline Fund	1.10%
Global Renewables Infrastructure Fund	1.00%
MLP & Energy Income Fund	1.25%
MLP & Energy Infrastructure Fund	1.00%

Investment Sub-Adviser
The Adviser has engaged Ecofin Advisors Limited to serve as the Global Renewables Infrastructure Fund’s Sub-Adviser. Prior to July 9, 2020, the Sub-Adviser was known as Tortoise Advisors UK Limited. Pursuant to a sub-advisory agreement (the Sub-Advisory Agreement”), the Sub-Adviser and their portfolio managers identified below are entirely responsible for the day-to-day management of the Fund’s, including the purchase, retention, and sale of securities, subject to the supervision of the Adviser.
The principal business address of the Sub-Adviser is 15 Buckingham Street, London, WC2N 6DU United Kingdom. The Sub-Adviser is an SEC-registered investment adviser with assets of approximately $798 million under management as of February 28, 2021.
The Adviser compensates the Sub-Adviser on a quarterly basis out of the advisory fee that the Adviser receives from the Fund. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2020.
Portfolio Managers

Primary responsibility for the day-to-day management of the MLP & Pipeline Fund's portfolio is the joint responsibility of a team of portfolio managers consisting of Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, and Robert J. Thummel, Jr. Primary responsibility for the day-to-day management of the Global Renewable Infrastructure Fund's portfolio is the joint responsibility of Matthew Breidert and Michel Sznajer. Primary responsibility for the day-to-day management of the MLP & Energy Income and MLP & Energy Infrastructure Funds' portfolio is the joint responsibility of Brian A. Kessens and Quinn T. Kiley. The investment committee of the Adviser, comprised of certain of these portfolio managers and other employees of the Adviser, provides investment strategy oversight to the portfolio management teams who implements the strategy.
Brian A. Kessens, CFA, Managing Director and Senior Portfolio Manager
Mr. Kessens joined the Adviser in 2008. He has been a portfolio manager of the Adviser since July 2013, a Managing Director of the Adviser since January 2015, and a member of the Investment Committee since June 30, 2015. Mr. Kessens has served as president of the Tortoise Power and Energy Infrastructure Fund, Inc. and Tortoise Pipeline & Energy Fund, Inc. closed-end funds since June 2015. He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2008 to June 2012. Previously, from 2004 to 2008, he was a vice president in Citigroup’s global energy investment banking practice. Prior to Citigroup, he served from 1997 to 2002 as a field artillery officer in the United States Army. Mr. Kessens earned a Master of Business Administration from Columbia Business School in New York and a Bachelor of Science in economics from the United States Military Academy at West Point. He earned his CFA designation in 2006.
James R. Mick, CFA, Managing Director and Senior Portfolio Manager
Mr. Mick joined the Adviser in 2006. He has been a portfolio manager of the Adviser since July 2013, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee since June 30, 2015. He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2011 to June 2012, and a research analyst from 2006 to 2011. Previously, he was a senior finance specialist at General Electric Insurance Solutions (now Swiss Re) from 2003 to 2006 and a senior auditor at Ernst & Young LLP from 2000 to 2003. Mr. Mick earned Bachelor of Science degrees in business administration and accounting and a Master of Accounting and Information Systems degree from the University of Kansas. He earned his CFA designation in 2010.
Matthew G.P. Sallee, CFA, Managing Director and Senior Portfolio Manager
Mr. Sallee joined the Adviser in 2005. He is an Executive Committee member and a member of the Tortoise Development Committee and serves as President of the Tortoise platform. Mr. Sallee oversees the firm's energy investment team and Tortoise/Ecofin co-managed energy products. He has been a portfolio manager of the Adviser since July 2013, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee since June 30, 2015. Mr. Sallee has served as president of the Tortoise Energy Infrastructure Corporation and Tortoise MLP Fund, Inc. closed-end funds since June 2015. He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2009 to June 2012, and a research analyst from 2005 to 2009. Previously, he served for five years (from 2000 to 2005) as a senior financial analyst with Aquila, Inc., where he was responsible for analysis of capital allocation at the firm’s communications infrastructure subsidiary, Everest Connections. Mr. Sallee graduated magna cum laude from the University of Missouri with a degree in business administration. He earned his CFA designation in 2009.
Robert J. Thummel, Jr., Managing Director, Senior Portfolio Manager and Investment Strategist
Mr. Thummel joined the Adviser in 2004. He has been a portfolio manager of the Adviser since July 2013, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee since June 30, 2015. Mr. Thummel has served as president of the Tortoise Energy Independence Fund, Inc. closed-end fund since June 2015. He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2004 to June 2012. Mr. Thummel was previously the president of Tortoise North American Energy Corporation from 2008 until the fund was merged into Tortoise Energy Infrastructure Corporation in June 2014. Previously, he was director of finance at KLT Inc., a subsidiary of Great Plains Energy, from 1998 to 2004 and a senior auditor at Ernst & Young LLP from 1995 to 1998. Mr. Thummel earned a Bachelor of Science in accounting from Kansas State University and a Master of Business Administration degree from the University of Kansas.
Matthew Breidert, Managing Director and Senior Portfolio Manager
Mr. Matthew Breidert joined the Sub-Adviser, in 2006. He has been a Managing Director since January 1, 2021. He is a senior portfolio manager, overseeing sustainable, impact and ESG strategies, both long only and long/short. Prior to joining the Sub-Adviser, Mr. Breidert was an assistant portfolio manager at Millennium Partners, based in New York. Previously, he was an investment banker with SG Barr Devlin, a division of Société Générale, where he focused on mergers and acquisitions and financial advisory to global utilities and power companies. Prior to that, he worked at Cornerstone Energy Advisers and FT Energy/RDI in Boulder, Co., where he focused on energy and utility-focused economic policy. Mr. Breidert earned a Bachelor of Science degree from the University of Illinois-Urbana Champaign and a Master of Business Administration from Washington University in St. Louis.
Michel Sznajer, CFA, Portfolio Manager and Director
Mr. Sznajer joined the Sub-Adviser, in 2016 and is a portfolio manager focused on sustainable products. He has been a Director since January 1, 2021. Before joining the Sub-Adviser, he was a partner and portfolio manager at Silvaris Capital Management. Previously Mr. Sznajer was employed at Wellington Management Co. as an industrial/Infrastructure analyst and portfolio manager. Prior to this, he worked at Goldman Sachs and Indosuez W.I. CARR covering the telecom sectors in Asia. Mr. Sznajer started his career as a management consultant at Bain & Company, covering technology, media and telecom and financial sectors in Asia and Europe. He earned an MSc in business and engineering from Brussels University and is a CFA® charterholder.

Quinn T. Kiley - Managing Director and Senior Portfolio Manager
Mr. Kiley joined Advisory Research, now part of the Adviser, in 2005 and is a senior portfolio manager for the Tortoise MLP & Energy Income Fund and the Tortoise MLP & Energy Infrastructure fund, open-end mutual funds. Additionally, he serves as portfolio manager for one closed-end fund: Fiduciary/Claymore MLP Opportunity Fund. He previously served as vice president of Corporate & Investment Banking at Banc of America Securities in New York and was responsible for executing strategic advisory and financing transactions for clients in the energy & power sectors. Mr. Kiley graduated from Washington & Lee University with a Bachelor of Science degree with honors in geology and also earned a Master of Science degree in geology from the University of Montana, and a Master of Business Administration degree from the Kelley School of Business at Indiana University. Additionally, he earned a Juris Doctorate from Indiana University School of Law and was admitted to the bar in New York.
The Investment Committee oversees all portfolio management activities and establishes each Fund’s strategy. The portfolio management team is responsible for implementing the strategy of the Funds determined by the Investment Committee. While responsibility for monitoring, review, and analysis of individual securities is spread among various individual members of the portfolio management team, all portfolio management decisions and reviews are based on a team approach.
The SAI provides additional information about the portfolio managers’ compensation, other accounts that they manage, and their ownership of securities in the Funds.
Shareholder Information
Pricing of Shares

The price of each class of a Fund’s shares is based on its NAV. The NAV of each class of shares is calculated by dividing the total assets of each class, less the liabilities of each class, by the number of shares outstanding of each class. A Fund’s NAVs are calculated at the close of regular trading of the NYSE, which is generally 4:00 p.m., Eastern Time. The NAVs will not be calculated nor may investors purchase or redeem Fund shares on days that the NYSE is closed for trading, even though certain Fund securities (i.e., foreign or debt securities) may trade on days the NYSE is closed, and such trading may materially affect the NAV of each class of a Fund’s shares.
Each Fund’s assets are generally valued at their market price using valuations provided by independent pricing services. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board of Trustees will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.
When fair value pricing is employed, security prices that each Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when a Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.
Certain foreign securities may be valued at intraday market values in such foreign markets. Additionally, in the case of foreign securities, the occurrence of certain events (such as a significant surge or decline in the U.S. or other markets) after the close of foreign markets, but prior to the time each Fund’s NAV is calculated will often result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the affected Fund or Funds will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair value pricing can reduce an investor’s ability to profit by estimating each affected Fund’s NAV in advance of the time the NAV is calculated. In addition, a Fund’s investments in smaller or medium capitalization companies and certain debt securities are more likely to require a fair value determination because they may be more thinly traded and less liquid than securities of larger companies. It is anticipated that the Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.
Buying Shares

Shares of a Fund are purchased at the next NAV per share calculated plus any applicable sales charge after your purchase order is received in good order by a Fund (as defined below). Shares may be purchased directly from the Funds or through a financial intermediary, including but not limited to, certain brokers, financial planners, financial advisors, banks, insurance companies, retirement, benefit and pension plans or certain packaged investment products. Institutional Class shares may also be available on certain brokerage platforms. An investor transacting in Institutional Class shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.
Shares of the Funds have not been registered and are not offered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust conclude that such sale is appropriate and is not in contravention of United States law.
A service fee, currently $25, as well as any loss sustained by the Funds, will be deducted from a shareholder’s account for any purchases that do not clear. The Funds and U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent (the “Transfer Agent”), will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.
Minimum Investments
The minimum initial investment amount is $2,500 for the A Class, $1,000,000 for the Institutional Class of the MLP & Pipeline and MLP & Energy Income Funds, $5,000,000 for the Institutional Class of the MLP & Energy Infrastructure Fund, $2,500 for the C Class, and $2,500 for the T Class. The minimum subsequent investment amount is $100 for all classes of the Tortoise MLP & Pipeline Fund and Ecofin Global Renewables Infrastructure Fund, and $500 for all classes of the Tortoise MLP & Energy Income Fund and Tortoise MLP & Energy Infrastructure Fund. The Adviser reserves the right to waive the minimum initial or subsequent investment amounts at its discretion. Shareholders will be given at least

30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.
Purchases through Financial Intermediaries
For share purchases through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales from the Funds. Your financial intermediary may charge for the services that it provides to you in connection with processing your transaction order or maintaining an account with them. Financial intermediaries may sell Institutional Class shares for less than the stated investment minimum for Institutional Class shares provided they have an agreement in place authorizing them to do so.
If you place an order for a Fund’s shares through a financial intermediary that is authorized by the Fund to receive purchase and redemption orders on its behalf (an “Authorized Intermediary”), your order will be processed at the applicable price next calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations. Authorized Intermediaries are authorized to designate other Authorized Intermediaries to receive purchase and redemption orders on the Fund’s behalf.
If your financial intermediary is not an Authorized Intermediary, your order will be processed at the applicable price next calculated after the Transfer Agent receives your order from your financial intermediary. Your financial intermediary must agree to send immediately available funds to the Transfer Agent in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received in a timely manner, the Transfer Agent may rescind the transaction and your financial intermediary will be held liable for any resulting fees or losses. Financial intermediaries that are not Authorized Intermediaries may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund.
For more information about your financial intermediary’s rules and procedures, and whether your financial intermediary is an Authorized Intermediary, you should contact your financial intermediary directly.
Purchase Requests Must be Received in Good Order
Your share price will be based on the next NAV per share, plus any applicable sales charge, calculated after the Transfer Agent or an Authorized Intermediary receives your purchase request in good order. “Good order” means that your purchase request includes:
1.The name of the Fund(s);
2.The class of shares to be purchased;
3.The dollar amount of shares to be purchased;
4.Your Account Application or Invest By Mail form that is attached to your confirmation statement; and
5.A check payable to the name of each Fund or a wire transfer received by each Fund.
An Account Application to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted. Each Fund reserves the right to reject any Account Application or to reject any purchase order if, in its discretion, it is in the Funds’ best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of a Fund. Purchases may also be rejected from persons believed to be “market-timers,” as described under “Short Term Trading

Policy,” below. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation. Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.
Upon acceptance by a Fund, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern Time) will be processed at the applicable price next calculated after receipt. Purchase requests received after the close of the NYSE will be processed on the following business day and receive the next business day’s applicable price per share.
Purchase by Mail. To purchase Fund shares by mail, simply complete and sign the Account Application or investment stub and mail it, along with a check made payable to the Fund:

Regular Mail Name of the Fund(s) c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail Name of the Fund(s) c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC’s post office box, of purchase or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase or redemption requests is determined at the time the order is received at the Transfer Agent’s offices. All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.
Purchase by Wire. If you are making your first investment in a Fund, the Transfer Agent must have a completed Account Application before you wire the funds. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at 855-TCA-FUND (855-822-3863) to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund(s), the class of shares, your name and your account number so that your wire can be correctly applied. Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	75000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Name of the Fund(s)
[Class of shares to be purchased]
[Shareholder Name/Account Registration)]
[Shareholder Account Number]

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern Time) to be eligible for same day pricing. The Funds and U.S. Bank, N.A., the Funds’ custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Investing by Telephone. You may not make initial purchases of Fund shares by telephone. If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Fund and your account has been open for at least 7 business days, you may purchase additional shares by telephoning the Fund toll free at 855-TCA-FUND (855-822-3863). This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $100. If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern Time), shares will be purchased in your account at the applicable price determined on the day your order is placed. Shareholders may encounter higher than usual call waiting times during periods of high market activity. Please allow sufficient time to place your telephone transaction. The Funds are not responsible for delays due to communications or transmission outages or failure. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time).
Subsequent Investments. Subject to the minimum investment amounts described above, you may add to your account at any time by purchasing shares by mail, telephone or wire. You must call to notify the Funds at 855-TCA-FUND (855-822-3863) before wiring. An Invest by Mail form, which is attached to your confirmation statement, should accompany any investments made through the mail. All subsequent purchase requests must include the Fund name and your shareholder account number. If you do not have the Invest by Mail form from your confirmation statement, include your name, address, Fund name and account number on a separate piece of paper.
Automatic Investment Plan. For your convenience, each Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize the Fund to withdraw any amount of at least $100 that you wish to invest in the Fund, on a monthly or quarterly basis, from your personal checking or savings account. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, the appropriate section in the Account Application must be completed. A Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the next scheduled investment. A fee will be charged if your bank does not honor the AIP draft for any reason.
Anti-Money Laundering Program. The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws and regulations, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):
1.Full name;
2.Date of birth (individuals only);
3.Social Security or taxpayer identification number; and
4.Permanent street address (a P.O. Box number alone is not acceptable).

In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify certain information on your account application as part of the Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by the Funds within a reasonable time of the request or if the Funds cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Transfer Agent at 855-TCA-FUND (855-822-3863).
Cancellations and Modifications. The Funds will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.

Redeeming Shares

In general, orders to sell or “redeem” shares may be placed directly with the Funds or through a financial intermediary. You may redeem all or part of your investment in a Fund’s shares on any business day that a Fund calculates its NAV.
However, if you originally purchased your shares through a financial intermediary, your redemption order must be placed with the same financial intermediary in accordance with their established procedures. Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. Your financial intermediary may charge for the services that they provide to you in connection with processing your transaction order or maintaining an account with them.
Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.
Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 1-855-TCA-FUND (855-822-3863). Investors will be asked whether or not to withhold taxes from any distribution.
Payment of Redemption Proceeds. You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. All requests received by a Fund in good order after the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern Time) will generally be processed on the next business day. Under normal circumstances, the Funds expect to meet redemption requests through the sale of investments held in cash or cash equivalents. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests, the Funds will typically borrow money through the Funds’ bank line-of-credit. The Funds may also choose to sell portfolio assets for the purpose of meeting such requests. The Funds further reserve the right to distribute “in-kind” securities from the Funds’ portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions. Redemptions-in-kind are discussed in greater detail below.

A redemption request will be deemed in “good order” if it includes:
1.The shareholder’s name;
2.The name of the Fund;
3.The class of shares to be redeemed;
4.The account number;
5.The share or dollar amount to be redeemed; and
6.Signatures by all shareholders on the account and signature guarantee(s), if applicable.
Additional documents are required for certain types of redemptions, such as redemptions from accounts held by credit unions, corporations, limited liability companies, or partnerships, or from accounts with executors, trustees, administrators or guardians. Please contact the Transfer Agent to confirm the requirements applicable to your specific redemption request. Redemption requests that do not have the required documentation will be rejected.

While redemption proceeds may be paid by check sent to the address of record, the Funds are not responsible for interest lost on such amounts due to lost or misdirected mail. Redemption proceeds may be wired to your pre-established bank account or proceeds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established for your account. The Funds typically send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer. Wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption. Except as set forth below, proceeds will be paid within seven calendar days after a Fund receives your redemption request.
Please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of its securities is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may, by order, permit for the protection of shareholders. Your ability to redeem shares by telephone will be restricted for 15 calendar days after you change your address. You may change your address at any time by telephone or written request, addressed to the Transfer Agent. Confirmations of an address change will be sent to both your old and new address.
Signature Guarantee. Redemption proceeds will be sent to the address of record. The Transfer Agent may require a signature guarantee for certain requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion

Program (“STAMP”), but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required of each owner in the following situations:
1.If ownership is being changed on your account;
2.When redemption proceeds are payable or sent to any person, address or bank account not on record;
3.When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and
4.For all redemptions in excess of $100,000 from any shareholder account where the proceeds are requested to be sent by check.
Non-financial transactions, including establishing or modifying the ability to purchase and redeem Fund shares by telephone and certain other services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
In addition to the situations described above, each Fund and/or the Transfer Agent reserve(s) the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.
Redemption by Mail. You may execute most redemptions by furnishing an unconditional written request to the Funds to redeem your shares at the next calculated NAV per share upon receipt by the Funds of such request. Written redemption requests should be sent to the Transfer Agent at:

Regular Mail Name of the Fund(s) c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail Name of the Fund(s) c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC’s post office box, of purchase or redemption requests does not constitute receipt by the Transfer Agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices
Wire Redemption. Redemption proceeds may be sent via wire transfer. However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.
Telephone Redemption. If you have accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Funds, you may redeem shares, in amounts of $100,000 or less, by instructing the Funds by telephone at 855-TCA-FUND (855-822-3863). Investors in an IRA or other retirement plan will be asked whether or not to withhold federal income tax.
In order to qualify for, or to change, telephone redemption privileges on an existing account, a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to qualify for, or to change, telephone redemption privileges on an existing account. Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 days before the redemption request. Shareholders may encounter higher than usual call waiting times during periods of high market activity. Please allow sufficient time to place your telephone transaction. The Funds are not responsible for delays due to communication or transmission outages or failures.
Note: Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting that you correctly state:
1.Your Fund account number;
2.The name in which your account is registered; or
3.The Social Security or taxpayer identification number under which the account is registered.
If an account has more than one owner or authorized person, a Fund will accept telephone instructions from any one owner or authorized person.
Systematic Withdrawal Program. Each Fund offers a systematic withdrawal plan (“SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount of at least $100 be sent to them each month, calendar quarter or annually. Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start this program, your account must have Fund shares with a value of at least $10,000. This program may be terminated or modified by a Fund at any time. Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the rate of growth of assets in your account, including any dividends credited to your account, the account will ultimately be depleted. To establish the SWP, shareholders must complete the SWP section of the Account Application, or contact the Fund for instructions. Please call 855-TCA-FUND (855-822-3863) for additional information regarding the SWP.
The Funds’ Right to Redeem an Account. Each Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $2,500, other than as a result of a decline in the NAV of the Fund. Each Fund will provide a shareholder with written notice 30 days prior to redeeming the shareholder’s account.
Redemption-in-Kind. The Funds generally pay redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind).
Specifically, if the amount you are redeeming from a Fund during any 90-day period is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds this threshold in securities instead of cash. If a Fund pays your redemption proceeds by a distribution of securities, you may incur a taxable capital gain or loss as a result of the distribution. In addition, you may incur brokerage commissions or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash. A Fund potentially could distribute MLP interests. The tax reporting of MLP investments may be more complicated than the income tax reporting for stock and debt investments in that you would receive a K-1, the income or loss would be subject to the passive activity loss limitation provisions in the case of an individual or other non-corporate owners, and you may be subject to state income tax filings and unrelated business income tax.
Cancellations and Modifications. The Funds will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.

Exchanging Shares

You may exchange all or a portion of your investment from the Funds to the other funds in the Trust that the Adviser, or an affiliate of the Adviser, manages within the same class provided those funds are accepting purchases. The Funds available for exchange may not be available for purchase in your state. Be sure to confirm with the Transfer Agent that the Fund into which you wish to exchange is available for purchase in your state. Any new account established through an exchange will be subject to the minimum investment requirements described above under “Buying Shares,” unless the account qualifies for a waiver of the initial investment requirement. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a redemption of shares for federal income tax purposes on which you may realize a taxable capital gain or loss. The exchange privilege is not available for T Class shares.
You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but the Funds reserve the right to limit exchanges (See “Short Term Trading Policy”).
Exchanges By Mail. To exchange Fund shares by mail, simply complete a written request and mail it to the Fund:

Regular Mail Name of the Fund(s) c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail Name of the Fund(s) c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
The written request must contain the following information:
1.Your account number;
2.The name of the Fund(s) and Share Class(es) you are exchanging;
3.The dollar amount or number of shares you want to sell (and exchange); and
4.A completed Account Application for the other funds in the Trust that the Adviser manages into which you want to exchange if you desire different account privileges than those currently associated with your Fund account.
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Exchanges by Telephone. If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Funds, you may exchange your Fund shares by telephone at 855-TCA-FUND (855-822-3863). Shareholders may encounter higher than usual call waiting times during periods of high market activity. Please allow sufficient time to place your telephone transaction. The Funds are not responsible for delays due to communications or transmission outages or failure.
Note: Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting that you correctly state:
1.Your Fund account number(s);
2.The name in which your account is registered; or
3.The social security or taxpayer identification number under which the account is registered.
Class Descriptions

The Tortoise MLP & Pipeline Fund offers four different share classes — A Class, Institutional Class, C Class, and T Class. T Class shares are not currently available for purchase. The Ecofin Global Renewables Infrastructure Fund offers two different share classes — A Class and Institutional Class. The Tortoise MLP & Energy Income Fund offers three different share classes - A Class, Institutional Class, and C Class. The Tortoise MLP & Energy Infrastructure Fund offers one share class - Institutional Class. Sales charges and fees vary considerably between the Funds’ classes. All of the Funds’ share classes are available direct through the Funds’ Transfer Agent and certain share classes may be available through select financial intermediaries. You should carefully consider the differences in the fee and sales charge structures as well as the length of time you wish to invest in a Fund before choosing which class to purchase. Please review the “Fees and Expenses of the Fund” section of this prospectus and the information below before investing. Consult with your financial intermediary to help you determine which class is most appropriate for you, subject to platform availability.
The following table lists the key features of each of the Funds’ share classes.

	A Class	Institutional Class	C Class	T Class
Minimum Initial Investment	$2,500	$1,000,000; $5,000,000 for the Tortoise MLP & Energy Infrastructure Fund	$2,500	$2,500
Subsequent Minimum Investment	$100	$100; $500 for the Tortoise MLP & Energy Infrastructure Fund; $100,000 for the Tortoise MLP & Energy Income Fund	$100	$100

Waiver/Reduction of Investment Minimums	At the Funds’ discretion
Although not limited to the list below, the Funds may waive or reduce the initial or subsequent minimum investment amounts in any of following circumstances:
•    Certain retirement, defined benefit and pension plans;
•    Bank or trust companies investing for their own accounts or acting in a fiduciary or similar capacity;
•    Institutional clients of the Adviser;
•    Trustees and Officers of the Trust; and
•    Employee retirement plans sponsored by, affiliates of, or employees (including their immediate families) of, the Adviser or its affiliates.
		At the Funds’ discretion	At the Funds’ discretion

Initial Sales Charge	5.50% or less, with lower sales charges available for larger investments in a Fund. Additionally, A Class shares may be purchased at NAV by certain investors. See “A Class – Elimination of Initial Sales Load” below for additional information.	None	None	2.50% or less, with lower sales charges available for larger investments in a Fund. Additionally, T Class shares may be purchased at NAV by certain investors. See “T Class – Sales Charge Waivers” below for additional information.
Contingent Deferred Sales Charge
No sales charge is payable at the time of purchase on investments of $1 million or more, although the Funds may impose a CDSC of 1.00% on certain redemptions of those investments made within 12 months of the purchase. If imposed, the CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.
		None	No sales charge is payable at the time of purchase, although the Funds impose a CDSC of 1.00% on redemptions of those investments made within 12 months of the purchase. The CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.	None
Ongoing Distribution/ Shareholder Service Fees	Rule 12b-1 fee of 0.25%	None	Rule 12b-1 fee of 1.00%	Rule 12b-1 fee of 0.25%

Annual Expenses	Higher than Institutional Class, lower than C Class, equal to T Class.	Lower than A Class, C Class and T Class.	Higher than A Class, Institutional Class and T Class.	Higher than Institutional Class, lower than C Class, equal to A Class.

Additionally, you may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. For shares held directly with the Transfer Agent, any shares that did not pay a sales load may be converted to Institutional Class shares of the same Fund, upon request to the Transfer Agent and provided you meet the requirements for investing in Institutional Class shares. For financial intermediaries, this conversion feature is for shares held where there is an agreement in place between the financial intermediary and the Adviser and/or the Distributor or their affiliates that would permit a shareholder to hold shares in both their existing share class and the class into which the shareholder intends to convert their shares. In such instances, your shares may be converted under certain circumstances. Generally, C Class shares are not eligible for conversion until the applicable CDSC period has expired. Shareholders who hold Institutional Class shares of a Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may not purchase additional Institutional Class shares (except through dividend reinvestments) unless they otherwise meet the eligibility requirements of the share class. Also shareholders no longer participating in a fee-based program may be subject to conversion of their Institutional Class shares by their financial intermediary to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Institutional Class shares. Please contact your financial intermediary or the Transfer Agent for additional information. Not all share classes are available through all intermediaries.
If your shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.
A Class
Sales Charges. Your purchase of A Class shares may be subject to a front-end sales charge (“sales load”) or in certain circumstances a CDSC. If applicable, a sales load will be charged on purchases of less than $1 million of A Class shares. The table below shows the percentage sales load that you will pay on purchases of A Class shares, which decreases as the amount of your current purchase reaches certain breakpoints. Sales load amounts are based on a percentage of the public offering price of your purchase. Because the sales load reduces the NAV of your resulting investment, the sales load expressed as a percentage of NAV is higher. You may be eligible under certain circumstances to aggregate existing and future investments in the Funds with your current purchase in order to achieve a more favorable sales load on your current purchase (see “Reduced Sales Load” below). No sales load is imposed on the reinvestment of distributions. A Class shares may be available for purchase by clients of certain financial intermediaries without the application of a front-end sales load as described in Appendix A to this Prospectus.

	Sales Load as % of:
Amount of Investment	Public Offering Price	Net Asset Value(1)	Dealer Reallowance %
$0 but less than $50,000	5.50%	5.82%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million(2)	0.00%	0.00%	0.00%
(1)Percentages may vary slightly for particular investors as a result of rounding.
(2)No sales load is payable at the time of purchase on investments of A Class shares of $1 million or more, although for such investments the Funds may impose a CDSC of 1.00% on certain redemptions. If imposed, the CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption. Accordingly, no sales load is imposed on increases in NAV above the initial purchase price.
The commission or underwriter concessions paid to the Fund’s distributor (the “Distributor”) is the sales load less the dealer reallowance paid to certain financial intermediaries purchasing shares. In addition, the Distributor will receive all sales loads on accounts without a dealer of record and may, at its discretion, offset the compensation owed to the Distributor for its services with the sales load or underwriter concessions it receives. The Distributor may, at its discretion, reimburse the Adviser, the Adviser’s affiliates, or other dealers for distribution-related expenses they incur from the sales loads and underwriter concessions. The Distributor may pay broker-dealers up to 1.00% on investments made in the A Class with no sales load. This up-front sales commission is solely financed by the Adviser and not by investors or the Funds.
Reduced Sales Load. You may qualify for a reduced sales load on purchases of A Class shares under rights of accumulation (“ROA”) or a letter of intent (“LOI”).  To receive a sales load reduction, you must, at the time of purchase, inform your financial intermediary or the Transfer Agent (for purchases made directly from the Funds) that you believe you qualify for a reduced sales load. You will also need to provide your financial intermediary or the Transfer Agent with the information necessary to verify your eligibility for a reduced sales load. Failure to provide such notification may result in you not receiving the sales load reduction to which you are otherwise entitled.
ROA.  Upon your request, your financial intermediary or the Transfer Agent will determine the applicable reduced sales load under ROA by combining the value of your current A Class purchase with the collective value of the A Class and C Class shares of the Funds (as of each Fund’s current day public offering price) that were purchased previously for accounts (1) in your name, (2) in the name of your spouse, (3) in the name of you and your spouse, (4) in the name of your minor child under the age of 21, and (5) sharing the same mailing address (“Accounts”). You must, at the time of purchase, provide your financial intermediary or the Transfer Agent with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children’s ages), or other household members. Certain financial intermediaries may permit aggregation of all Fund holdings regardless of share class for purposes of calculating sales load reductions under ROA as described in Appendix A.
The Funds may amend or terminate this right of accumulation at any time.

LOI.  You may also enter into an LOI, which expresses your intent to invest $50,000 or more in the Funds’ A Class within the next thirteen months.  Under an LOI, your individual purchases will be assessed the sales load applicable to the amount you intend to invest over a thirteen month period.  Any shares purchased within 90 days prior to the date you sign the LOI may be used as credit toward your commitment, but the reduced sales load will only apply to new purchases made on or after the date you sign your LOI.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI.  Shares equal to 5.50% of the amount of the LOI will be held in escrow during the thirteen-month period.  If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales load and the sales load applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you.
If you establish an LOI, you can aggregate your accounts as well as the accounts of your immediate family members.  You will need to submit to your financial intermediary or the Transfer Agent from which you established your LOI (1) written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI and (2) all subsequent purchases.
Elimination of Initial Sales Load. Certain investors are eligible to purchase or redeem A Class shares without a sales load. You must notify your financial intermediary or the Transfer Agent from which you make your purchase of your eligibility. Failure to provide such notification may result in you paying a sales load. No sales load is assessed on purchases or redemptions made for investment purposes by:
1.A qualified retirement plan under Section 401(a) of the Code or a plan operating consistent with Section 403(b) of the Code, or certain qualified plans offered through a recordkeeping platform (financial intermediaries need to have an agreement in place with respect to such purchases with the Distributor or its affiliates in order for its clients to qualify);
2.Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee (financial intermediaries need to have an agreement in place with respect to such purchases with the Distributor or its affiliates in order for its clients to qualify);
3.The Adviser and its affiliates;
4.Shareholders buying through select platforms and fund supermarkets where the broker/dealers, that have an agreement in place with respect to such purchases with the Distributor or its affiliates, customarily sell mutual funds without sales charges (check with your broker/dealer for availability and transaction charges and other fees that may be charged by the broker/dealer sponsoring the fund supermarket);
5.Purchases of C Class (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to A Class shares of the same fund pursuant to an agreement with a financial intermediary;
6.Financial intermediaries who have an agreement in place with respect to such purchases with the Distributor or its affiliates to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers; and

7.Reinvestment of all or part of the proceeds of redemption of your A Class shares into the same Fund and account from which it had been redeemed, if the reinvestment is made within 60 calendar days of the receipt of your redemption request.
Fund shares so purchased may not be resold except to the Funds. Sales load information is not separately posted on the Adviser’s website (www.tortoiseecofin.com) because a copy of this Prospectus containing such information is already available for review, free of charge, on the website.
Purchases of $1 Million or More. No sales load is payable at the time of purchase on investments of $1 million or more of a Fund’s A Class, although the Distributor may pay broker-dealers 1.00% on investments with no initial sales load. Accordingly, each Fund may impose a CDSC of 1.00% on certain redemptions of those investments made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption. No CDSC is imposed on increases in NAV above the initial purchase price or Fund shares acquired as reinvested Fund distributions. The CDSC will be waived in the event of the last surviving account holder’s death, provided the financial intermediary or the Transfer Agent through which the account is held is notified.

Right of Reinstatement. Unless you hold A Class shares through an intermediary with a different policy set forth in Appendix A, Fund shareholders who reinvest the entire amount of their redemption proceeds in A Class shares of the same Fund or a different Tortoise Fund, within sixty (60) days of redeeming A Class shares of a Fund, will receive the number of shares equal in value to their reinvested redemption proceeds provided (1) the repurchase occurs within sixty (60) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) the redeemed shares were subject to front-end sales charge or CDSC. All A Class share purchased pursuant to this reinstatement privilege may be liable for future CDSCs on redemptions based on the date of repurchase. You should be sure to notify the Funds’ Transfer Agent upon such a repurchase when you wish to exercise this reimbursement privilege.
Rule 12b-1 Distribution Fees and Shareholder Service Plan Fees. The Trust has adopted a Rule 12b-1 plan under which the Funds are authorized to pay to the Distributor or such other entities as approved by the Board of Trustees, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee of up to 0.25% of the average daily net assets of the A Class. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser or its affiliates, for any distribution service or activity designed to retain Fund shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
C Class
Contingent Deferred Sales Charge. No sales load is payable by a shareholder at the time of purchase, although the Distributor advances broker-dealers the first year distribution and services fee at a rate of 1.00% on investments in a Fund’s C Class. This advancement is solely financed by the Adviser’s affiliated broker dealer and not by investors or that Fund. As a result, each Fund imposes a CDSC of 1.00% on redemptions of investments made within 12 months of purchase. The financing party receives the CDSC from the Distributor as reimbursement for the up-front sales commission that has been financed. The CDSC is assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption. No CDSC is imposed on increases in NAV above the initial purchase price or Fund shares acquired as reinvested Fund distributions. The

CDSC will be waived in the event of the last surviving account holder’s death, provided the financial intermediary or the Transfer Agent through which the account is held is notified.
Each Fund uses the first-in, first-out (“FIFO”) method to determine the 12 month holding period. Under this method, if a shareholder bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether a CDSC applies. The CDSC will be applied on redemptions of each investment made by a shareholder that does not remain in a Fund for at least 12 months from the date of purchase. The CDSC does not apply to Fund shares acquired through reinvested distributions (net investment income and capital gains).
Sales Charge Waivers. C Class Shares may be available for purchase by clients of certain financial intermediaries without the application of a CDSC as described in Appendix A to this Prospectus.

Right of Reinstatement. Unless you hold C Class shares through an intermediary with a different policy set forth in Appendix A, Fund shareholders who reinvest the entire amount of their redemption proceeds in C Class shares of the same Fund or a different Tortoise Fund within sixty (60) days of redeeming C Class shares of a Fund, will receive the number of shares equal in value to their reinvested redemption proceeds plus the number of shares necessary to reimburse the amount of the CDSC they paid at redemption based on the NAV per share of the particular Fund’s C Class shares at the time of reinvestment. The repurchase of shares must occur within the same account as the redemption. All C Class shares purchased pursuant to this reinstatement privilege will be liable for future CDSCs on redemptions based on the date of repurchase. You should be sure to notify the Funds’ Transfer Agent upon such a repurchase when you wish to exercise this reimbursement privilege.
Rule 12b-1 Distribution Fees and Shareholder Service Plan Fees. The Trust has adopted a Rule 12b-1 plan under which the Funds are authorized to pay to the Distributor or such other entities as approved by the Board of Trustees, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee of up to 1.00% of the average daily net assets of the C Class. 0.25% of the fee may be paid for the provision of shareholder services and the remaining amount will be used for distribution expenses. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser’s affiliated broker dealer, for any distribution service or activity designed to retain Fund shareholders. The party financing the first year advancement receives the Rule 12b-1 distribution fees from the Distributor for 12 months after a shareholder’s investment in a Fund as reimbursement for the amount that has been financed. After the first 12 months, broker-dealers will receive ongoing 12b-1 fees associated with their clients’ investments. Because these fees are paid out of the Fund's assets at the time of purchase and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Conversion to A Class Shares. Unless converted earlier pursuant to an agreement with a financial intermediary, C Class shares will automatically convert to A Class shares 10 years from the date of purchase.
Institutional Class
The Institutional Class is generally limited to institutional investors and/or certain other designated individuals or programs, including the following:
1.Financial intermediaries that have an agreement in place with respect to such purchases with the Distributor or its affiliates;

2.Financial intermediaries that have an agreement in place with respect to such purchases with the Distributor or its affiliates, who charge their clients transaction fees with respect to their investments in the Funds;
3.Financial intermediaries with clients of a registered investment adviser (“RIA”) purchasing Fund shares in fee based advisory accounts, through certain broker-dealers utilizing omnibus accounts;
4.Individuals and institutional investors such as defined benefit plans, foundations or endowments, that meet the minimum initial investment set by the Fund;
5.Institutions and individuals that use trust departments or family/multi-family offices that exercise investment discretion;
6.Certain retirement and benefit plans, including pension plans and employer sponsored retirement plans established under Section 403(b) or Section 457 of the Internal Revenue Code, or qualified under Section 401, of the Internal Revenue Code;
7.Certain qualified plans under Section 529 of the Internal Revenue Code, as amended;
8.Certain insurance related products that have an agreement in place with respect to such purchases with the Distributor or its affiliates;
9.Certain advisory accounts of the Adviser or its affiliates;
10.Trustees and officers of the Trust; directors, officers and employees of the Adviser and its affiliates (including the spouse, life partner, or minor children under 21 of any such person); any trust or individual retirement account or self-employed retirement plan for the benefit of any such person; or the estate of any such person; and
11.Employee retirement plans sponsored by, affiliates of, or employees (including their immediate families) of, the Adviser or its affiliates.
At the time you purchase shares of a Fund, you must inform your financial intermediary or the Transfer Agent of your qualifications to invest in Institutional Class shares. Institutional Class shares may also be offered through financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Funds. An investor transactions in Institutional Class shares through a broker acting as an agent may be required to pay a commission and/or other forms of compensation to the broker. As indicated in the table above, the minimum initial investment for Institutional Class shares may be waived or reduced by the Funds at any time. In addition, a Fund may, in its sole discretion, accept investment in Institutional Class shares from purchasers not listed above.
T Class
Sales Charges. Your purchase of T Class shares may be subject to a front-end sales charge (“sales load”). The table below shows the percentage sales load that you will pay on purchases of T Class shares, which decreases as the amount of your current purchase reaches certain breakpoints. Sales load amounts are based on a percentage of the public offering price of your purchase. Because the sales load reduces the NAV of your resulting investment, the sales load expressed as a percentage of NAV is higher. No sales load is imposed on the reinvestment of distributions.

	Sales Load as % of:
Amount of Investment	Public Offering Price	Net Asset Value	Dealer Reallowance %
$0 but less than $250,000	2.50%	2.56%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	2.00%
$500,000 but less than $1,000,000	1.50%	1.52%	1.50%
Greater than $1,000,000	1.00%	1.01%	1.00%

Rights of Accumulation. T Class shares are not eligible for any waivers or reductions of the sales charges through Rights of Accumulation.
Letter of Intent. T Class shares are not eligible for any waivers or reductions of the sales charges through Letters of Intent.
Share Class Eligibility. T Class Shares are only available through certain financial intermediaries with which the Distributor has an agreement to sell T Class shares. Certain financial intermediaries through whom you may invest in T Class Shares may have their own policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult Appendix A and a representative of your financial intermediary about the availability of T Class Shares of the Fund and the financial intermediary’s policies, procedures and other information. Other share classes offered through this Prospectus may not be available from the financial intermediary through whom you may invest in T Class Shares. Rights of accumulation, letters of intent, rights of reinstatement and exchange privileges are not available on purchases of Class T Shares.
Sales Charge Waivers. T Class Shares may be available for purchase by clients of certain financial intermediaries without the application of a front-end sales load as described in Appendix A to this Prospectus.
Contingent Deferred Sales Charge on Certain Redemptions. Contingent Deferred Sales Charges do not apply to redemptions of T Class Shares.
Rule 12b-1 Distribution Fees and Shareholder Service Plan Fees. The Trust has adopted a Rule 12b-1 plan under which the Funds are authorized to pay to registered broker-dealers, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee of up to 0.25% of the average daily net assets of the T Class shares. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser or its affiliates, for any distribution service or activity designed to retain Fund shareholders. Because these fees are paid out of the Fund's assets at the time of purchase and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distributions

The MLP & Pipeline Fund will distribute net investment income, if any, at least semi-annually. The Global Renewables Infrastructure Fund will distribute net investment income, if any, at least semi-annually. The MLP & Energy Income Fund and MLP & Energy Infrastructure Fund will distribute net investment income, if any, quarterly. The Funds will also distribute net capital gains, if any, at least annually, typically during the fourth calendar quarter. The Funds may make additional distributions if deemed to be desirable at other times during the year. The MLP & Energy Income Fund and the MLP & Energy Infrastructure Fund intend to make distributions that generally reflect the long-term expected total return of the MLP and energy infrastructure investments in which they invest, calculated so that their quarterly distributions of all classes of their shares result in similar yields after adjustment for class-specific expenses.
All distributions will be reinvested in Fund shares unless you choose to receive distributions in cash. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at 855-

TCA-FUND (855-822-3863) in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the written request.
If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains un-cashed for six months, each Fund reserves the right to reinvest the distribution check in your account at that Fund’s then current NAV per share and to reinvest all subsequent distributions.

Short Term Trading Policy

The Funds are intended for long-term investors and is not designed for investors who are seeking short-term gains. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Funds’ investment program and create additional transaction costs that are borne by all of the Funds’ shareholders. The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Funds take additional steps to reduce the frequency and effect of these activities in the Funds. These steps include, among other things, monitoring trading activity and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Funds implement these tools to the best of their ability, and in a manner that they believe is consistent with shareholder interests. Except as noted herein, the Funds apply all restrictions uniformly in all applicable cases.
Monitoring Trading Practices. The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, a Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, each Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. The Funds use a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Funds in their sole discretion. To minimize harm to each Fund and its shareholders, the Funds reserve the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice. Each Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.
Fair Value Pricing. Each Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its NAV per share. More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Shareholder Information – Pricing of Shares.”

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Funds receive purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading. However, the Funds will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Funds may enter into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts. The Funds will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies. However, the Funds cannot guarantee the accuracy of the information provided to them from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Funds’ ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Tax Consequences

Distributions of each Fund’s net investment company taxable income (which includes, but is not limited to, interest, dividends, operational income from investments in MLPs, and net short-term capital gains), if any, are generally taxable to the Fund’s shareholders as ordinary income. To the extent that the Funds’ distributions of net investment company taxable income are designated as attributable to “qualified dividend” income, such income may be subject to tax at the reduced rate of federal income tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the shareholder. To the extent that a Fund’s distributions of net investment company taxable income are attributable to net short-term capital gains or operational income from investments in MLPs, such distributions will be treated as ordinary dividend income for the purposes of income tax reporting and will not be available to offset a shareholder’s capital losses from other investments.
Distributions of net capital gains (net long-term capital gains less net short-term capital losses) are generally taxable as long-term capital gains (currently at a maximum federal rate of 20% for individual shareholders in the highest income tax bracket) regardless of the length of time that a shareholder has owned Fund shares, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or individual retirement account. Distributions by the Fund that are not paid from its earnings and profits will be treated as a return of capital, which is applied against and will reduce the adjusted tax basis of your shares (but not below zero) and, after such adjusted tax basis is reduced to zero, be treated as a gain from the sale or exchange of shares.
The Funds may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Funds realize excess inclusion income in excess of certain threshold amounts.
Under the Tax Cuts and Jobs Act (“TCJA”), “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to pass through the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and the shareholder meet certain holding period requirements with respect to their shares. Neither the TCJA nor the proposed regulations permit conduit treatment of income from qualified publicly traded partnerships (income from MLPs) for purposes of the 20% deduction by noncorporate taxpayers. The IRS continues to study whether such treatment for RICs is appropriate in the context of publicly traded partnerships.
A 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates and trusts, subject to certain income thresholds.
You will be taxed in the same manner whether you receive your distributions (whether of net investment company taxable income or net capital gains) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.
Shareholders who sell, or redeem, shares generally will have a capital gain or loss from the sale or redemption. An exchange of a Fund’s shares for shares of another fund will be treated as a sale of the Funds’ shares and any gain on the transaction may be subject to federal income tax. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount of reinvested taxable distributions, if any, the amount received from the sale or redemption and how long the shares were held by a shareholder. Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares within 30 days before or after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the newly purchased shares.
Each Fund anticipates investing no more than 25% of its total assets in MLPs and other entities treated as qualified publicly traded partnerships. Unlike direct investments in MLPs, income and losses from a Fund’s investments in MLPs will not directly flow through to the personal tax returns of shareholders. A Fund will report distributions from its investments, including MLPs, made to shareholders annually on Form 1099. If additional information becomes available regarding the characterization of your distribution after 1099s have been printed and mailed, it may be necessary to provide you with a corrected 1099. Shareholders will not, solely by virtue of their status as Fund shareholders, be treated as engaged in the business conducted by underlying MLPs for federal or state income tax purposes or for purposes of the tax on unrelated business income of tax-exempt organizations.
Shareholders will be advised annually as to the federal tax status of all distributions made by the Funds for the preceding year. Distributions by the Funds and gains from the sale of Fund shares may also be subject to state and local taxes. Additional tax information may be found in the SAI.
This section assumes you are a U.S. shareholder and is not intended to be a full discussion of federal tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Other Fund Policies

Telephone Transactions. You may be responsible for fraudulent telephone orders made to your account as long as the Fund has taken reasonable precautions to verify your identity, unless you did not accept telephone transactions on your Account Application or by subsequent arrangement in writing with the Fund. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time).
Telephone transactions may be difficult to complete during periods of significant economic or market change. If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed previously in the “Shareholder Information – Buying Shares” section.
Telephone trades must be received by or prior to the close of the NYSE (generally 4:00 p.m., Eastern Time). During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE.
Policies of Other Financial Intermediaries. Financial intermediaries may establish policies that differ from those of the Funds. For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations or fees on buying or selling shares in addition to those identified in this Prospectus. The sales loads and waiver variations of certain financial intermediaries are described in Appendix A to this Prospectus. Please contact your financial intermediary for details.
Closing the Funds. The Board of Trustees retains the right to close (or partially close) each Fund to new purchases if it is determined to be in the best interest of the Fund’s shareholders. Based on market and Fund conditions, and in consultation with the Adviser, the Board of Trustees may decide to close a Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time. If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.
Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 855-TCA-FUND (855-822-3863) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This householding policy does not apply to account statements.
Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction.

Please proactively contact the Transfer Agent toll-free at 855-824-1355 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Distribution of Fund Shares
The Distributor

Quasar Distributors, LLC (the “Distributor”) is located at 111 East Kilbourn Avenue, Suite 2200 Milwaukee, WI 53202, and serves as distributor and principal underwriter to the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.
Payments to Financial Intermediaries

The Funds may pay service fees to intermediaries, such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Adviser, out of its own resources and without additional cost to any Fund or its shareholders, may provide additional cash payments to intermediaries, including affiliates of the Adviser, for the sale of Fund shares and related services. These payments and compensation are in addition to service fees paid by the Funds, if any. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be paid to intermediaries for inclusion of a Fund or Funds on a sales list, including a preferred or select sales list or in other sales programs. Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to a Fund. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Financial Highlights
The financial highlights in the following tables are intended to help you understand the Funds’ financial performance for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial highlights for each Fund, except as noted below, for the years ended November 30, 2020, 2019, 2018, 2017 and 2016 were audited by Ernst & Young LLP ("Ernst & Young"), an independent registered public accounting firm, whose report, along with each Fund’s financial statements and related notes, is included in the Funds’ November 30, 2020 annual report. The financial highlights for the Tortoise MLP & Energy Income Fund and the Tortoise MLP & Energy Infrastructure Fund for the years ended November 30, 2018, 2017, 2016 and 2015 were audited by another independent registered public accounting firm. The Global Renewables Infrastructure Fund does not have financial highlights for any period prior to the fiscal period ended November 30, 2020. T Class Shares have not commenced operations as of the date of this prospectus and financial highlights are not yet available for T Class Shares.

Tortoise MLP & Pipeline Fund
A Class

	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016
Per Common Share Data(1)
Net asset value, beginning of year	$11.50	$12.18	$12.77	$13.67	$11.23
Investment operations:
Net investment income(2)	0.16	0.11	0.06	0.13	0.18 (3)
Net realized and unrealized gain (loss) on investments and translations of foreign currency(2)	(3.01)	(0.26)	(0.22)	(0.64)	2.56
Total from investment operations	(2.85)	(0.15)	(0.16)	(0.51)	2.74
Less distributions from:
Net investment income	(0.11)	(0.18)	(0.16)	(0.20)	(0.25)
Net realized gains	—	—	—	—	—
Return of capital	(0.29)	(0.35)	(0.27)	(0.19)	(0.05)
Total distributions	(0.40)	(0.53)	(0.43)	(0.39)	(0.30)
Net asset value, end of year	$8.25	$11.50	$12.18	$12.77	$13.67
Total Return(4)	(24.94)%	(1.38)%	(1.31)%	(3.81)%	25.25%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$132,882	$469,882	$474,785	$300,926	$312,642

Ratio of expenses to average net assets	1.19%	1.18%	1.18%	1.21%	1.22%

Ratio of expenses excluding interest expense to average net assets	1.18%	1.18%	1.18%	1.21%	1.22%
Ratio of net investment income to average net assets	1.40%	0.76%	0.81%	0.92%	1.48%
Portfolio turnover rate	39%	19%	14%	15%	25%
(1)For an A Class Share outstanding for the entire year. Prior to March 30, 2019, A Class shares were known as Investor Class shares.
(2)The per common share data for the years ended November 30, 2019, 2018, 2017 and 2016 do not reflect the change in estimate of investment income and return of capital.
(3)Per share amounts calculated using average shares method.
(4)Total return does not reflect sales charges.

Tortoise MLP & Pipeline Fund
Institutional Class

	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016
Per Common Share Data(1)
Net asset value, beginning of year	$11.61	$12.29	$12.85	$13.76	$11.28
Investment operations:
Net investment income(2)	0.12	0.14	0.16	0.15	0.21 (3)
Net realized and unrealized gain (loss) on investments and translations of foreign currency(2)	(2.96)	(0.26)	(0.26)	(0.64)	2.59
Total from investment operations	(2.84)	(0.12)	(0.10)	(0.49)	2.80
Less distributions from:
Net investment income	(0.14)	(0.20)	(0.17)	(0.22)	(0.27)
Net realized gains	—	—	—	—	—
Return of capital	(0.30)	(0.36)	(0.29)	(0.20)	(0.05)
Total distributions	(0.40)	(0.56)	(0.46)	(0.42)	(0.32)
Net asset value, end of year	$8.33	$11.61	$12.29	$12.85	$13.76

Total Return	(24.70)%	(1.09)%	(0.88)%	(3.63)%	25.62%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$1,493,621	$3,226,450	$3,544,401	$2,872,704	$2,213,434

Ratio of expenses to average net assets	0.94%	0.93%	0.93%	0.96%	0.97%
Ratio of expenses excluding interest expense to average net assets	0.94%	0.93%	0.93%	0.96%	0.97%

Ratio of net investment income to average net assets	1.64%	1.01%	1.06%	1.17%	1.73%
Portfolio turnover rate	39%	19%	14%	15%	25%
(1)For an Institutional Class share outstanding for the entire year.
(2)The per common share data for the years ended November 30, 2019, 2018, 2017 and 2016 do not reflect the change in estimate of investment income and return of capital.
(3)Per share amounts calculated using average shares method.

Tortoise MLP & Pipeline Fund
C Class

	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016
Per Common Share Data(1)
Net asset value, beginning of year	$11.39	$12.05	$12.61	$13.51	$11.14
Investment operations:
Net investment income (loss)(2)	0.05	(0.01)	—(3)	0.02	0.08 (4)
Net realized and unrealized gain (loss) on investments and translations of foreign currency(2)	(2.94)	(0.23)	(0.23)	(0.62)	2.55
Total from investment operations	(2.89)	(0.24)	(0.23)	(0.60)	2.63
Less distributions from:
Net investment income	(0.11)	(0.15)	(0.12)	(0.16)	(0.22)
Net realized gains	—	—	—	—	—
Return of capital	(0.21)	(0.27)	(0.21)	(0.14)	(0.04)
Total distributions	(0.32)	(0.42)	(0.33)	(0.30)	(0.26)
Net asset value, end of year	$8.18	$11.39	$12.05	$12.61	$13.51
Total Return (5)	(25.41)%	(2.13)%	(1.89)%	(4.51)%	24.37%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$19,530	$37,888	$51,458	$58,147	$60,170

Ratio of expenses to average net assets	1.94%	1.93%	1.93%	1.96%	1.97%

Ratio of expenses excluding interest expense to average net assets	1.94%	1.93%	1.93%	1.96%	1.97%
Ratio of net investment income to average net assets	0.64%	0.01%	0.06%	0.17%	0.73%
Portfolio turnover rate	39%	19%	14%	15%	25%
(1)For a C Class Share outstanding for the entire period.
(2)The per common share data for the years ended November 30, 2019, 2018, 2017 and 2016 do not reflect the change in estimate of investment income and return of capital.
(3)Amount per share is less than $0.01.
(4)Per share amounts calculated using average shares method.
(5)Total return does not reflect sales charges.

Ecofin Global Renewables Infrastructure Fund
A Class

Period From Inception(1) to November 30, 2020
Per Common Share Data(2)
Net asset value, beginning of period	$9.72
Investment operations:
Net investment income(2)	0.03
Net realized and unrealized gain on investments and translations of foreign currency(2)	1.70
Total from investment operations	1.73
Less distributions from:
Net investment income	(0.01)
Net realized gains	—
Total distributions	(0.01)
Net asset value, end of period	$11.44
Total Return(3)(4)	17.82%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$1,338
Ratio of expenses to average net assets:
Before expense waiver(5)	2.08%
After expense waiver(5)	1.25%
Ratio of net investment income to average net assets:
Before expense waiver(5)	2.43%
After expense waiver(5)	3.26%
Portfolio turnover rate(4)	20%
(1)September 25, 2020.
(2)For an A Class Share outstanding for the entire period.
(3)Total return does not reflect sales charges.
(4)Not annualized.
(5)Annualized.

Ecofin Global Renewables Infrastructure Fund
Institutional Class

Period From Inception(1) to November 30, 2020
Per Common Share Data(2)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income(2)	0.04
Net realized and unrealized gain (loss) on investments and translations of foreign currency(2)	1.40
Total from investment operations	1.44
Less distributions from:
Net investment income	(0.02)
Net realized gains	—
Total distributions	(0.02)
Net asset value, end of period	$11.42
Total Return(3)	14.43%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$108,048
Ratio of expenses to average net assets:
Before expense waiver(4)	1.46%
After expense waiver(4)	1.00%
Ratio of net investment income to average net assets:
Before expense waiver(4)	1.05%
After expense waiver(4)	1.51%
Portfolio turnover rate(3)	20%
(1)August 7, 2020.
(2)For an Institutional Class Share outstanding for the entire period.
(3)Not annualized.
(4)Annualized.

Tortoise MLP & Energy Income Fund
Class A

	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016
Per Common Share Data (1)
Net asset value, beginning of year	$6.87	$7.56	$8.57	$9.87	$9.35
Investment operations:
Net investment income	0.10(2)	0.79	0.06	0.09	0.20
Net realized and unrealized gain (loss) on investments and translations of foreign currency	(0.93)	(0.80)	(0.36)	(0.69)	1.04
Total from investment operations	(0.83)	(0.01)	(0.30)	(0.60)	1.24
Less distributions from:
Net investment income	(0.07)	(0.01)	(0.42)	(0.16)	(0.24)
Net realized gains	—	—	—	—	—
Return of capital	(0.41)	(0.67)	(0.29)	(0.54)	(0.48)
Total distributions	(0.48)	(0.68)	(0.71)	(0.70)	(0.72)
Redemption fee proceeds	—	—(3)	—(2)(3)	—(2)(3)	—(2)(3)
Net asset value, end of year	$5.56	$6.87	$7.56	$8.57	$9.87
Total Return(4)	(11.96)%	(0.41)%	(3.95)%	(6.26)%	14.74%
Supplemental Data and Ratios
Net assets, end of year (in 000s)	$32,256	$45,492	$55,436	$62,135	$54,418
Ratio of expenses to average net assets	1.39%	1.42%	1.41%	1.39%	1.40%
Ratio of expenses excluding interest expense to average net assets	1.38%	1.42%	1.41%	1.39%	1.40%
Ratio of net investment income to average net assets	1.76%	1.43%	0.74%	0.98%	2.36%
Portfolio turnover rate	43%	48%	55%	30%	65%
(1)For an A Class Share outstanding for the entire period.
(2)Per share amounts calculated using average shares method
(3)Amount per share is less than $0.01.
(4)Total return does not reflect sales charges.

Tortoise MLP & Energy Income Fund
Class C

	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016
Per Common Share Data (1)
Net asset value, beginning of year	$6.89	$7.59	$8.60	$9.90	$9.37
Investment operations:
Net investment income	0.06(3)	0.67	—(2)(3)	0.02 (3)	0.14 (3)
Net realized and unrealized gain (loss) on investments and translations of foreign currency	(0.94)	(0.75)	(0.37)	(0.69)	1.04
Total from investment operations	(0.88)	(0.08)	(0.37)	(0.67)	1.18
Less distributions from:
Net investment income	(0.07)	(0.01)	(0.38)	(0.14)	(0.21)
Net realized gains	—	—	—	—	—
Return of capital	(0.37)	(0.61)	(0.26)	(0.49)	(0.44)
Total distributions	(0.44)	(0.62)	(0.64)	(0.63)	(0.65)
Redemption fee proceeds	—	—(2)	—(2)(3)	—(2)(3)	—(2)(3)
Net asset value, end of year	$5.57	$6.89	$7.59	$8.60	$9.90
Total Return(4)	(12.72)%	(1.30)%	(4.64)%	(6.95)%	13.89%
Supplemental Data and Ratios
Net assets, end of year (in 000s)	$23,650	$46,979	$55,341	$68,541	$92,873
Ratio of expenses to average net assets	2.14%	2.17%	2.16%	2.14%	2.15%
Ratio of expenses excluding interest expense to average net assets	2.13%	2.17%	2.16%	2.14%	2.15%
Ratio of net investment income (loss) to average net assets	1.02%	0.68%	(0.01)%	0.23%	1.61%
Portfolio turnover rate	43%	48%	55%	30%	65%
(1)For a C Class Share outstanding for the entire period.
(2)Amount per share is less than $0.01.
(3)Per share amounts calculated using average shares method.
(4)Total return does not reflect sales charges.

Tortoise MLP & Energy Income Fund
Institutional Class

	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016
Per Common Share Data (1)
Net asset value, beginning of year	$6.74	$7.43	$8.42	$9.70	$9.20
Investment operations:
Net investment income	0.11(2)	0.81	0.08 (2)	0.11 (2)	0.23 (2)
Net realized and unrealized gain (loss) on investments and translations of foreign currency	(0.91)	(0.82)	(0.35)	(0.68)	1.01
Total from investment operations	(0.80)	(0.01)	(0.27)	(0.57)	1.24
Less distributions from:
Net investment income	(0.08)	(0.01)	(0.43)	(0.16)	(0.25)
Net realized gains	—	—	—	—	—
Return of capital	(0.42)	(0.67)	(0.29)	(0.55)	(0.49)
Total distributions	(0.50)	(0.68)	(0.72)	(0.71)	(0.74)
Redemption fee proceeds	—	—(3)	—(2)(3)	—(2)(3)	—(2)(3)
Net asset value, end of year	$5.44	$6.74	$7.43	$8.42	$9.70
Total Return	(11.83)%	(0.29)%	(3.66)%	(6.03)%	14.93%
Supplemental Data and Ratios
Net assets, end of year (in 000s)	$291,420	$628,295	$748,415	$735,670	$733,365
Ratio of expenses to average net assets	1.14%	1.17%	1.16%	1.14%	1.15%
Ratio of net expenses excluding interest expense to average net assets	1.13%	1.17%	1.16%	1.14%	1.15%
Ratio of net investment income to average net assets	2.02%	1.68%	0.99%	1.23%	2.61%
Portfolio turnover rate	43%	48%	55%	30%	65%
(1)For an Institutional Class Share outstanding for the entire period.
(2)Per share amounts calculated using average shares method.
(3)Amount per share is less than $0.01.

Tortoise MLP & Energy Infrastructure Fund
Institutional Class

	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016
Per Common Share Data (1)
Net asset value, beginning of year	$6.52	$7.24	$8.23	$9.51	$9.31
Investment operations:
Net investment income	0.11(2)	(0.97)	0.11 (2)	0.13 (2)	0.25 (2)
Net realized and unrealized gain (loss) on investments and translations of foreign currency	(0.98)	0.92	(0.38)	(0.69)	0.68
Total from investment operations	(0.87)	(0.05)	(0.27)	(0.56)	0.93
Less distributions from:
Net investment income	(0.20)	(0.41)	(0.48)	(0.27)	(0.25)
Net realized gains	—	—	—	—	—
Return of capital	(0.29)	(0.26)	(0.24)	(0.45)	(0.48)
Total distributions	(0.49)	(0.67)	(0.72)	(0.72)	(0.73)
Redemption fee proceeds	—	—(3)	—(2)(3)	—(2)(3)	—(2)(3)
Net asset value, end of year	$5.16	$6.52	$7.24	$8.23	$9.51
Total Return	(13.48)%	(0.83)%	(3.71)%	(6.13)%	11.45%
Supplemental Data and Ratios
Net assets, end of year (in 000s)	$16,574	$75,910	$265,892	$328,540	$432,631
Ratio of expenses to average net assets:
Before expense waiver/recoupment	1.06%	0.95%	0.93%	0.90%	0.90%
After expense waiver/recoupment	1.01%	0.94%	0.93%	0.90%	0.94%
Ratio of expenses excluding interest expense to average net assets
Before expense waiver/recoupment	1.05%	0.95%	0.93%	0.90%	0.90%
After expense waiver/recoupment	1.00%	0.94%	0.93%	0.90%	0.94%
Ratio of net investment income to average net assets
Before expense waiver/recoupment	1.95%	1.79%	1.32%	1.42%	3.01%
After expense waiver/recoupment	2.00%	1.80%	1.32%	1.42%	2.97%
Portfolio turnover rate	78%	75%	73%	28%	71%
(1)For an Institutional Class Share outstanding for the entire period.
(2)Per share amounts calculated using average shares method.
(3)Amount per share is less than $0.01.

INVESTMENT ADVISER
Tortoise Capital Advisors, L.L.C.
5100 W. 115th Place
Leawood, Kansas 66211

INVESTMENT SUB-ADVISER
Ecofin Advisors Limited
15 Buckingham Street
London, WC2N 6DU, United Kingdom

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, Minnesota 55402
LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103
CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212
TRANSFER AGENT, FUND ACCOUNTANT AND FUND ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

PRIVACY NOTICE

The Funds collect only relevant information about you that the law allows or requires them to have in order to conduct their business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).
The Funds do not disclose any non-public personal information about their shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires their third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.
In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

TortoiseEcofin Funds
Series of Managed Portfolio Series

FOR MORE INFORMATION

You can find more information about the Funds in the following documents:
Statement of Additional Information
Please refer to the SAI for additional information on the Funds. The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports provide additional information about the Funds’ investments. The annual reports contain a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ prior fiscal period.
You can obtain a free copy of these documents and the SAI, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 855-TCA-FUND (855-822-3863), by visiting the Adviser’s website at www.tortoiseecofin.com or by writing to:
TortoiseEcofin Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Reports and other information about the Funds are available:
1.Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or
2.For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-22525)

APPENDIX A

Financial Intermediary-Specific Sales Charge Waivers and Discounts
Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Front-end Sales Load Waivers on A Class Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from C Class (i.e., level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Trustees of the Trust, and employees of each Fund’s investment adviser or any of its affiliates, as described in this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement
CDSC Waivers on A Class, and C Class Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A Class and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to A Class shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end Sales Charge Waivers on A Class Shares available at Morgan Stanley Wealth Management
2.Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
3.Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
4.Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
5.Shares purchased through a Morgan Stanley self-directed brokerage account
6.C Class (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to A Class shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Intermediary-Defined Sales Charge Waiver Policies
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive these waivers or discounts.

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Funds’ prospectus or SAI.

Front-end sales load waivers on A Class shares available at Raymond James
1.Shares purchased in an investment advisory program.
2.Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
3.Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
4.Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
5.A shareholder in the Funds’ C Class shares will have their shares converted at net asset value to A Class shares (or the appropriate share class) of the Funds if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on A Class and C Class shares available at Raymond James
1.Death or disability of the shareholder.
2.Shares sold as part of a systematic withdrawal plan as described in the Funds’ prospectus.
3.Return of excess contributions from an IRA Account.
4.Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's prospectus.
5.Shares sold to pay Raymond James’ fees but only if the transaction is initiated by Raymond James.
6.Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation
1.Breakpoints as described in this prospectus.

2.Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
3.Letters of intent which allow for breakpoints based on anticipated purchases within a fund family, owes a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letter of intent only if the shareholder notifies his or her financial advisor about such assets.

Waiver of Initial Sales Charge on Purchases of Class A Shares by Certain Financial Institutions:

No initial sales charge is imposed on purchases of A Class shares by the following financial institutions that (i) offer Fund shares in self-directed investment brokerage accounts, (ii) are compensated by clients on a fee-only basis, or (iii) have entered into an agreement with the Funds to offer Class A shares through no-load network:

Tortoise MLP & Energy Income Fund - Class A
American Enterprise Investment Services
Charles Schwab
LPL Financial Corporation
Merrill Lynch, Pierce, Fenner & Smith
National Financial Services Corporation
Oppenheimer & Co.
Pershing LLC
Raymond James Financial Services, Inc.
RBC Capital Markets LLC
Reliance Trust Company
TD Ameritrade Clearing, Inc.
UBS Financial Services, Inc.

Large Order Net Asset Value Purchase Privilege - Authorized Dealers

From its own profits and resources, the Adviser may pay a finder’s fee to the following authorized dealers that initiate or are responsible for purchases of $1 million or more of the Tortoise MLP & Energy Income Fund Class A shares:

Merrill Lynch, Pierce, Fenner & Smith
RBC Capital Markets LLC

Oppenheimer & Co. Inc. ("OPCO")
Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.
Front-end Sales Load Waiver on A Class shares available at OPCO
1.Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
2.Shares purchased by or through a 529 plan
3.Shares purchased through a OPCO affiliated investment advisory program
4.Share purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
5.Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
6.A shareholder in the Fund's C Class shares will have their shares converted at net asset value to A Class shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
7.Employees and registered representatives of OPCO or its affiliates and their family members
8.Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A Class and C Class shares available at OPCO
1.Death or disability of the shareholder
2.Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
3.Return of excess contributions from an IRA Account
4.Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
5.Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
6.Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

1.Breakpoints as described in this prospectus.
2.Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Statement of Additional Information
March 31, 2021
This Statement of Additional Information (“SAI”) provides general information about the Tortoise MLP & Pipeline Fund, Ecofin Global Renewables Infrastructure Fund, Tortoise MLP & Energy Income Fund, and Tortoise MLP & Energy Infrastructure Fund (each a “Fund” and together the “TortoiseEcofin Funds” or the “Funds”), series of Managed Portfolio Series (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Funds’ current prospectus for A Class Shares, Institutional Class shares C Class shares and T Class Shares, dated March 31, 2021 (the “Prospectus”), as supplemented and amended from time to time. In addition, each Fund’s financial statements for the fiscal year ended November 30, 2020 is incorporated herein by reference to the Fund’s annual report dated November 30, 2020. To obtain a copy of the Prospectus and/or Annual Report(s), free of charge, please write or call the Funds at the address or toll-free telephone number below, or visit the Adviser’s website at www.tortoiseecofin.com.

TortoiseEcofin Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
855-TCA-FUND (855-822-3863)

TortoiseEcofin Funds
Series of Managed Portfolio Series (the “Trust”)

The Trust and the Funds
The Trust is a Delaware statutory trust organized on January 27, 2011, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Tortoise MLP & Pipeline Fund (“MLP & Pipeline Fund”), Ecofin Global Renewables Infrastructure Fund ("Global Renewables Infrastructure Fund"), Tortoise MLP & Energy Income Fund ("MLP & Energy Income Fund"), and Tortoise MLP & Energy Infrastructure Fund ("MLP & Energy Infrastructure Fund") are series, or mutual funds, of the Trust. The MLP & Pipeline Fund commenced operations on May 31, 2011. The MLP & Pipeline Fund has registered four different share classes — A Class, Institutional Class, C Class, and T Class. T Class shares of the MLP & Pipeline Fund are not currently available for purchase. Prior to March 30, 2019, the A Class of each Fund was designated as the “Investor Class.” On August 7, 2020, the Ecofin Global Renewables Infrastructure Fund Limited, established in November 2015 (which later changed its name to the Tortoise Global Renewables Infrastructure Fund Limited in May of 2019), (the “Predecessor Private Fund”), an unregistered Cayman limited liability company, was reorganized into the Global Renewables Infrastructure Fund by transferring substantially all of the Predecessor Private Fund’s assets to the Fund in exchange for Institutional Class shares of the Global Renewables Infrastructure Fund. The Global Renewables Infrastructure Fund offers two different share classes — A Class and Institutional Class. The MLP & Energy Income Fund offers three classes of shares: A Class shares, Institutional Class shares and C Class shares. The MLP & Energy Infrastructure Fund offers one class of shares: Institutional Class shares. The Advisory Research MLP & Energy Income Fund (the "MLP & Energy Income Predecessor Fund") and Advisory Research MLP & Energy Infrastructure Fund (the "MLP & Energy Infrastructure Predecessor Fund") reorganized into the MLP & Energy Income Fund and MLP & Energy Infrastructure Fund, respectively, on November 15, 2019. Each Fund is a non-diversified series and has its own investment objective and investment policies. Shares of other series of the Trust are offered in separate prospectuses and SAIs. The Funds’ Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee, or may be accessed free of charge at the SEC’s website at www.sec.gov. As permitted by Delaware law, the Trust’s Board of Trustees (the “Board”) may create additional classes of the Funds and may create additional series (and classes thereof) of the Trust and offer shares of these series and classes under the Trust at any time without the vote of shareholders.
All shares of a series shall represent an equal proportionate interest in the assets held with respect to that series (subject to the liabilities held with respect to that series and such rights and preferences as may have been established and designated with respect to classes of shares of such series), and each share of a series shall be equal to each other share of that series.
Shares are voted in the aggregate and not by series or class, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interest of a particular series or class. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.
The Trust does not normally hold annual meetings of shareholders. Meetings of the shareholders shall be called by any member of the Board upon written request of shareholders holding, in the aggregate, not less than 10% of the shares, such request specifying the purpose or purposes for which such meeting is to be called.
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Interests in each Fund are represented by shares of beneficial interest, each with no par value per share. Each share of a Fund is entitled to such dividends and distributions out of the assets belonging to the Fund, as may be declared by the Board.
The Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series without materially changing the proportionate beneficial interest of the shares of that series in the assets belonging to that series or materially affecting the rights of shares of any other series. In case of the liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series (or Class thereof) are borne by that series (or class). Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board to all applicable series (and classes thereof) in such manner and on such basis as the Board in its sole discretion deems fair and equitable. No shareholder is liable to further calls for the payment of any sum of money or assessment whatsoever with respect to the Trust or any series of the Trust without his or her express consent.
All consideration received by the Trust for the issue or sale of a Fund’s shares, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.

Investment Objective, Policies, Strategies and Associated Risks
The following discussion supplements the description of each Fund’s investment objective and principal investment strategies set forth in the Prospectus. Except for the fundamental investment limitations listed below (see “Fundamental and Non-Fundamental Investment Limitations”), the Funds’ investment objective, strategies and policies are not fundamental and may be changed by sole action of the Board, without shareholder approval. While a Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so. The Funds might not invest in all of these types of securities or use all of these techniques at any one time. The Funds’ transactions in a particular type of security or use of a particular technique is subject to limitations imposed by each Fund’s investment objective, policies and restrictions described in the Funds’ Prospectus and/or this SAI, as well as the federal securities laws.
Investment Objective
The investment objective of each Fund is set forth under the “Summary Section” in the Funds’ Prospectus.
Diversification
Each Fund is non-diversified. A non-diversified fund is a fund that does not satisfy the definition of a “diversified company” set forth in the 1940 Act. A “diversified company” means that as to 75% of a Fund’s total assets, excluding cash, government securities and securities of other investment companies, (1) no more than 5% may be invested in the securities of a single issuer, and (2) a Fund may not hold more than 10% of the outstanding voting securities of a single issuer.
Because each Fund intends to qualify as a “regulated investment company”(“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”), each Fund’s investments will be limited
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so that at the close of each quarter of each taxable year (i) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets are invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (which includes master limited partnerships, “MLPs”). These tax-related limitations may be changed by the Board to the extent appropriate in light of changes to applicable tax requirements.
Equity Securities
An equity security represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk affects each Fund’s net asset value per share (“NAV”), which will fluctuate as the value of the securities it holds changes. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted. Types of equity securities in which the Funds may invest include primarily common stocks; MLP common units, limited liability company common units and MLP convertible subordinate units; securities issued by affiliates of MLPs including other equity securities of corporations and limited liability companies that own, directly or indirectly, general partner interests; and preferred equity, convertible securities, warrants, rights and depository receipts of companies that are organized as corporations, limited partnerships or limited liability companies; and energy real estate investment trusts (“REITs”).
Common Stock
Common stock represents an equity ownership interest in the profits and losses of a corporation, after payment of amounts owed to bondholders, other debt holders, and holders of preferred stock. Holders of common stock generally have voting rights, but the Funds do not expect to have voting control in any of the companies in which they invest. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as holders of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the holders of common stock.
Master Limited Partnerships
An MLP is an entity that is generally taxed as a partnership for federal income tax purposes if certain qualifying income requirements are met.
An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no
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role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner.
MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into an MLP of which it is the general partner, to realize the assets’ full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to an MLP, although tax consequences have made this an unappealing option for most corporations. Unlike the ways described above, it is also possible for a newly formed entity to commence operations as an MLP from its inception.
The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unitholders.
In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help ensure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.
As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner’s marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.
The business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Pipeline MLPs have indirect commodity exposure to gas and oil price volatility because although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity that the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids (“NGLs”). The costs of natural gas pipeline MLPs to perform services may exceed the negotiated rates under “negotiated rate” contracts. Specifically, processing MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although the Adviser intends to target high quality MLPs that seek to mitigate or manage direct margin exposure to commodity prices. However, the MLP industry in general could be hurt by market perception that an MLP’s performance and valuation are directly tied to commodity prices.
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The Funds may invest in the securities of MLPs, which include:
MLP Common Units. MLP common units represent an equity ownership interest in an MLP, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unitholders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unitholders generally have first right to a minimum quarterly distribution (“MQD”) prior to distributions to the convertible subordinated unitholders or the general partner (including incentive distributions). Common unitholders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unitholders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unitholders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. In addition, like common stock, prices of MLP common units are sensitive to general movements in the stock market and a drop in the stock market may depress the price of MLP common units to which a Fund has exposure. MLP common units may represent an ownership interest, held directly or indirectly, in a limited partnership whose primary assets are general partner interests in an underlying operating MLP.
Limited Liability Company Common Units. Some energy companies in which the Funds may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, a Fund may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unitholders generally have first right to a MQD prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unitholders have first right to the LLC’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. LLC common units trade on a national securities exchange or over-the-counter.
In contrast to MLPs, LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unitholders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.
MLP Convertible Subordinated Units.  MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unitholders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner but are not entitled to arrearage rights. Therefore, convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time and/or the satisfaction of certain financial tests. These units generally do not trade on a national
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exchange or over-the-counter, and there is no active market for convertible subordinated units. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as MLP common units. Distributions may be paid in cash or in-kind.
Equity Securities of MLP Affiliates. In addition to equity securities of MLPs, the Funds may also invest in equity securities of MLP affiliates. MLP affiliates are issuers of entities that own interests of general partners of MLPs.
General Partner Interests. Indirect investments in MLP general partner interests are available through investment in the equity securities of MLP affiliates organized as corporations and limited liability companies that own, directly or indirectly, general partner interests. While these general partner interests themselves are generally not publicly traded, the MLP affiliates investing in such interests and in which the Funds may invest are publicly traded. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with an increasing larger share of the aggregate MLP cash distributions upon the payment of distributions to limited partner unitholders that exceed prescribed levels. Due to the incentive distribution rights, general partner interests have higher distribution growth prospects than their underlying MLPs, but incentive distribution payments would also decline at a greater rate than the decline rate in distributions to common unitholders in the event of a reduction in the MLP’s distribution.
General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
Real Estate Securities
The real estate securities in which the Funds may invest consist of securities issued by Real Estate Investment Trusts (“REITs”) and/or Real Estate Operating Companies (“REOCs”) that are listed on a securities exchange or traded over-the-counter and that are focused on the energy industry.  A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs and receives favorable tax treatment provided it meets certain conditions. REITs may be characterized as equity REITs (i.e., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (i.e., REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. A REIT that meets the applicable requirements of the Code may deduct dividends paid to shareholders, effectively eliminating any corporate level federal tax. As a result, REITs are able to distribute a larger portion of their earnings to investors than other corporate entities subject to the federal corporate tax. There is the risk that a REIT held by the Funds will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Funds, in addition to bearing a proportionate share of the expenses of the Funds, investors will also indirectly bear similar expenses of the REITs in which a Fund invests. A REOC is typically structured as a “C” corporation under the Code and is not required to distribute any portion of its income. A REOC, therefore, does not receive the same favorable
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tax treatment that is accorded a REIT. In addition, the value of the Funds’ securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership.
Preferred Equity
Preferred equity represents an ownership interest in a company, often pays dividends at a specific rate and has a preference over common stocks in dividend payments and liquidation of assets. A preferred equity is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock its participation in the issuer’s growth may be limited. Although the dividend or distribution is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. In addition, preferred equity usually does not have voting rights.
Warrants and Rights
The Funds may purchase, or receive as a distribution from other investments, warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. The principal difference between warrants and rights is their term-rights typically expire within weeks while warrants have longer durations. Neither rights nor warrants have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Initial Public Offerings
The Funds may invest in securities offered by companies in initial public offerings (“IPOs”). IPOs involve companies that have no public operating history and therefore entail more risk than established public companies. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Companies that offer securities in IPOs tend to typically have small market capitalizations and therefore their securities may be more volatile and less liquid that those issued by larger companies. Certain companies offering securities in an IPO may have limited operating experience and, as a result face a greater risk of business failure.
Foreign Investments and Currencies
The Funds may invest in securities of foreign issuers whether or not they are traded in the United States or U.S. dollar denominated, purchase and sell foreign currency on a spot basis and enter into forward currency contracts (see “Forward Currency Contracts,” below). The Funds may also invest in American Depositary Receipts (“ADRs”) and foreign securities that are traded on a U.S. exchange. Investments in ADRs and foreign securities involve certain inherent risks, including the following:
American Depositary Receipts. Among the means through which the Funds may invest in foreign securities that are publicly traded on a U.S. exchange is the purchase of ADRs. ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the
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depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts. For purposes of each Fund’s investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.
Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of those countries. In 2020, the United Kingdom (“UK”) withdrew from the European Union (an event known as “Brexit”). As a result of Brexit, the financial markets experienced high levels of volatility and there is considerable uncertainty as to the arrangements that will apply to the UK’s relationship with the EU and other countries going forward. This prolonged uncertainty may affect other countries in the EU and elsewhere. The exit by the UK or other member states will likely result in increased uncertainty, volatility, illiquidity, and potentially lower economic growth in the affected markets.
Currency Fluctuations. A Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.
Market Characteristics. The Adviser or Sub-Adviser expects that many foreign securities in which a Fund may invest could be purchased in over-the-counter (“OTC”) markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund’s investments in foreign securities may be less liquid and more volatile than investments in U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.
Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, non-uniform accounting standards and less financial information available from issuers, than is available in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Legal remedies available to investors in certain foreign
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countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those foreign countries.
Taxes. The interest and dividends payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders. Foreign issuers may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies.
Costs. To the extent that a Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because related brokerage costs and the cost of maintaining the custody of foreign securities may be higher.
Additional Risks of Emerging and Frontier Markets. In addition, a Fund may invest in foreign securities of companies that are located in developing, emerging or frontier markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets, such as increased risk of social, political and economic instability. Emerging and frontier market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor governmental and/or judicial infrastructures relating to private or foreign investment or to judicial redress for injury to private property, the lack of capital base to expand business operations, foreign taxation and the inexperience of financial intermediaries, custodians and transfer agents. Emerging and frontier market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede a Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with a Fund’s investments in emerging and frontier market countries, which may be magnified by currency fluctuations.
Forward Currency Contracts
A forward currency contract (“forward contract”) involves an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars, at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at an exchange rate (price) set at the time of the contract. At or before maturity of a forward currency contract, a Fund may either exchange the currencies specified in the contract or terminate its contractual obligation to exchange currencies by purchasing an offsetting contract. If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by converting assets into the currency. The Fund may close out a forward contract obligating it to exchange currencies by purchasing or selling an offsetting contract, in which case, it will realize a gain or a loss.
A Fund may enter into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, a Fund may enter into forward contracts to hedge against risks arising from securities it owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Funds do not intend to enter into forward contracts on a regular or continuing basis and the Funds will not enter these contracts for speculative purposes.
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Foreign currency transactions involve certain costs and risks. The Funds incur foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser or Sub-Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for a Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in hedging or other currency transactions. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to a Fund.
Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Forward contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency forwards, especially non-deliverable forwards, may restrict the Funds’ ability to use these instruments in the manner described above or subject the Adviser to CFTC registration and regulation as a commodity pool operator (“CPO”).
Debt Securities
The Funds may invest in a wide range of debt securities, which may include investment grade debt securities and below investment grade debt securities (commonly known as “junk bonds” or “high yield bonds”). Investment grade corporate bonds are those rated BBB- or better by Standard & Poor’s Rating Service, Inc. (“S&P”) or Baa3 or better by Moody’s Investors Service, Inc. (“Moody’s”), each of which are considered a nationally recognized statistical rating organization (“NRSRO”), or an equivalent rating by another NRSRO. To the extent that a Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P or B3 by Moody’s or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser or the Sub-Adviser to be of comparable quality. A Fund may hold a debt security rated below investment grade if a downgrade occurs after the security has been purchased.
Below Investment Grade Debt Securities. Below investment grade debt securities generally offer a higher current yield than that available for investment grade issues. However, below investment grade debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of
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default. At times in recent years, the prices of many below investment grade debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on below investment grade debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such price declines will not recur. The market for below investment grade debt issues generally is thinner and less active than that for higher quality securities, which may limit the Funds’ ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade debt securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a debt security may affect the value of these investments. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.
Corporate Debt Securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.
The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable, or floating rates of interest.
Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
Corporate debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.
Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers may prepay fixed rate debt securities when interest rates fall, forcing a Fund to invest in securities with lower
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interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.
Convertible Securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. A Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser or the Sub-Adviser, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objectives. The Funds may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser or the Sub-Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.
Zero-Coupon Securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest, their price fluctuates more than other types of bonds. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.
Unrated Debt Securities. The Funds may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.
Yankee Bonds. The Funds may invest in Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. The Funds may also invest in Yankee Certificates of Deposit (“Yankee CDs”). Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or
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other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect and create increased risk relative to payment of principal or interest.
Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The Funds may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Funds also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Restricted or Thinly Traded Securities
Restricted securities are less liquid than securities traded in the open market, therefore, a Fund may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than the company’s most recent determination of their fair value. In addition, the value of these securities typically requires more reliance on the judgment of the Adviser or the Sub-Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these securities, a Fund may not be able to realize these securities’ true value, or may have to delay their sale in order to do so.
Restricted securities generally can be sold in private transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. If the issuer of the restricted securities has an effective registration statement on file with the SEC covering the restricted securities, the Adviser or the Sub-Adviser has the ability to deem restricted securities as liquid. To enable a Fund to sell its holdings of a restricted security not registered under the 1933 Act, the Fund may have to cause those securities to be registered. When a Fund must arrange registration because it wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. The Fund would bear the risks of any downward price fluctuation during that period.
In recent years, a large institutional market developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or were sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be resold or on an issuer’s ability to honor a demand for repayment. Therefore,
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the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.
Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Funds, however, could affect adversely the marketability of such portfolio securities and the Funds might be unable to dispose of such securities promptly or at reasonable prices.
The Funds may also invest in securities that may not be restricted, but are thinly-traded. Although securities of certain energy companies trade on the New York Stock Exchange (“NYSE”), NYSE Alternext U.S. (formerly known as AMEX), the NASDAQ National Market or other securities exchanges or markets, such securities may have a trading volume lower than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when the Adviser or the Sub-Adviser believes it is desirable to do so. Thinly-traded securities are also more difficult to value and the Adviser’s or the Sub-Adviser's judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board. Investment of capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in us borrowing to meet our short term needs or incurring losses on the sale of thinly-traded securities.
Illiquid Investments
The Funds may purchase illiquid investments, which may include securities that are not readily marketable and securities that are not registered under the Securities Act. The Funds may not acquire any illiquid investments if, immediately after the acquisition, a Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The term “illiquid investments” for this purpose means any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of Rule 22e-4 under the 1940 Act. The Funds may not be able to sell illiquid investments when the Adviser or the Sub-Adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. In addition, the sale of illiquid investments also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of investments that are more liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investments in illiquid investments may have an adverse impact on NAV.
Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a safe harbor from Securities Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, the Funds may make such investments. Whether or not such investments are illiquid depends on the market that exists for the particular investment. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. An investment which when purchased enjoyed a fair degree
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of marketability may subsequently become illiquid. In such event, appropriate remedies are considered to minimize the effect on a Fund’s liquidity.
Investment Companies
Each Fund may invest in other investment companies to the extent permitted by the 1940 Act. Each Fund generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption, or if such fees are paid the Fund’s investment adviser waives its management fee in an amount necessary to offset the amounts paid. With respect to other investments in investment companies, the 1940 Act generally limits each Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.
Investments by the Funds in other investment companies will be subject to the limitations of the 1940 Act (including limitations on sales charges), and the rules and regulations thereunder. By investing in securities of an investment company, each Fund’s shareholders will indirectly bear the fees and expenses of that underlying fund in addition to a Fund’s own fees and expenses.
Closed-End Funds. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or OTC. The risks of investment in closed-end funds typically reflect the risk of the types of securities in which the funds invest. Investments in closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. Closed-end funds come in many varieties and can have different investment objectives, strategies and investment portfolios. They also can be subject to different risks, volatility and fees and expenses. When a Fund invests in shares of a closed-end fund, shareholders of that Fund bear their proportionate share of the closed-end fund’s fees and expenses, as well as their share of that Fund’s fees and expenses. Although closed-end funds are generally listed and traded on an exchange, the degree of liquidity, or ability to be bought and sold, will vary significantly from one closed-end fund to another based on various factors including, but not limited to, demand in the marketplace.
Open-End Mutual Funds. Open-end mutual funds are investment companies that issue new shares continuously and redeem shares daily. The risks of investment of open-end mutual funds typically reflect securities in which the funds invest. The NAV per share of an open-end fund will fluctuate daily depending upon the performance of the securities held by the fund. Each open-end fund may have a different investment objective and strategy and different investment portfolio. Different funds may also be subject to different risks, volatility and fees and expenses. Although closed-end funds are generally listed and traded on an exchange, the degree of liquidity, or ability to be bought and sold, will vary significantly from one closed-end fund to another based on various factors including, but not limited to, demand in the marketplace. When a Fund invests in shares of an open-end fund, shareholders of the Fund bear their proportionate share of the open-end funds’ fees and expenses, as well as their share of the Fund’s fees and expenses.
Exchange-Traded Funds. Exchange-traded Funds (“ETFs”) are typically open-end investment companies that are bought and sold on a national securities exchange. When a Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the
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underlying securities it holds. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.
If a Fund invests in shares of an ETF, shareholders will indirectly bear fees and expenses charged by the underlying ETF in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will incur brokerage costs when it purchases ETFs. Furthermore, investments in other ETFs could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.
Exchange-Traded Notes
Exchange-Traded Notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, issuer call options, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.
Options, Futures and Other Strategies
General. The Funds may use options (both traded on an exchange and OTC), futures contracts (sometimes referred to as “futures”), swaps, caps, floors, collars, structured or synthetic financial instruments, forward agreements, and other derivative securities (collectively, “Financial Instruments”) as
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a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a particular portfolio security, to create a synthetic position, for certain tax-related purposes, to close out previously established derivatives such as options, forward and futures positions, to reduce volatility, to enhance income, and/or to gain market exposure. These can also be used as speculative instruments. In addition to the other limitations described herein, the Funds’ ability to use Financial Instruments may be limited by tax considerations.
The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the CFTC. In addition to the instruments, strategies and risks described below, the Adviser or the Sub-Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser or the Sub-Adviser develops new investment techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser or the Sub-Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below.
Exclusion of Adviser from Commodity Pool Operator Definition. An exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC has been claimed with respect to the Funds.
The terms of the CPO exclusion require the Funds, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described below. Because the Adviser and the Funds intend to comply with the terms of the CPO exclusion, as necessary, the Funds may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Funds are not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Fund’s and the Adviser’s reliance on this exclusion and exemption, respectively, or the Fund, its investment strategies, the Prospectus or this SAI.
Generally, the exclusion from CPO regulation requires a Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Funds may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, any of the Funds relying on the exclusion can no longer satisfy these requirements, the notice claiming an exclusion from the definition of a CPO would be withdrawn, and the Adviser would be subject to registration and regulation as a CPO with respect to that Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s
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compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.
Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.
(1)Successful use of most Financial Instruments depends upon the Adviser’s or the Sub-Adviser's ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of market trends by the Adviser or the Sub-Adviser may still not result in a successful transaction. The Adviser or the Sub-Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.
(2)Certain Financial Instruments may have a leveraging effect on a Fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and all other risks are also likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.
(3)Certain Financial Instrument transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties and/or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the Fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
(4)Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities
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markets, from structural differences in how options and futures and securities are traded, and from the imposition of daily price fluctuation limits or trading halts.
(5)As described below, the Funds might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Funds are unable to close out its positions in such Financial Instruments, they might be required to continue to maintain such assets or accounts or make such payments until the position expires or matures. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sells a portfolio security at a disadvantageous time. The Funds’ ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.
(6)Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.
Cover. Transactions using Financial Instruments, other than purchasing options, expose the Funds to an obligation to another party. The Fund will not enter into any such transactions unless they own either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (the “Custodian”), in the prescribed amount as determined daily.
Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover obligations under Financial Instruments could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the American Stock and Options Exchange (“AMEX”) and other exchanges, as well as the OTC markets.
By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. The Fund will only write call options on securities it holds in their portfolios (i.e., covered calls). By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option and
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receiving a premium, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.
Because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.
The Funds may effectively terminate their right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate an obligation under a call option or put option that it has written by purchasing an identical call option or put option. This is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option. This is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.
Interest Rate Options. Interest rate options, including interest rate caps and interest rate floors, which can be combined to form interest rate collars, are contracts that entitle the purchaser to pay or receive the amounts, if any, by which a specified market rate exceeds a cap strike interest rate, or falls below a floor strike interest rate, respectively, at specified dates. The Funds may use interest rate options to hedge against anticipated and non-anticipated changes in interest rates on a portfolio wide basis or versus individual securities which may also have interest rate options embedded within the security.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.
Interest rate futures contracts are traded in an auction environment on the floors of several exchanges and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S.
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Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.
Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.
When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium received, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If a Fund writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” that is typically calculated as an amount equal to the volatility in the market value of a contract over a fixed period. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sell a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
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Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
Risks of Futures Contracts and Options Thereon. The Funds’ use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to a Fund in excess of the amount the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund.
There is a risk of loss by a Fund of its initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (“FCM”) with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available Fund and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer.
Options on futures contracts trade on the same contract markets as the underlying futures contracts. The writer (seller) of an option on a futures contract becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. The Funds’ use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.
The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may
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close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
Combined Positions. The Funds may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Swaps Generally. The Fund may enter into swap contracts. Generally, swap agreements are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given rates.
Certain standardized swaps are subject to mandatory central clearing and exchange trading. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the SEC recently defined as “swaps,” including non-deliverable foreign exchange forwards, OTC foreign exchange options, and swaptions. Mandatory exchange-trading and clearing will take place on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing, and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.
Interest Rate Swaps. The Funds may enter into interest rate swap contracts. Interest rate swap contracts are contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a
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notional principal amount from the party selling such interest rate cap. Like a traditional investment in a debt security, the Funds could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.
Credit Default Swaps. The Funds may enter into credit default swap agreements. The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by a Fund. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (otherwise known as the notional amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default, restructuring or bankruptcy.
The Funds may be either the buyer or seller in the transaction. As a seller, the Funds receive a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Funds typically must pay the contingent payment to the buyer, which is typically the par value (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.
Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. If a Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will lose its investment. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to a Fund.
Currency Swaps. In order to protect against currency fluctuations, the Fund may enter into currency swaps. The Funds may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
Comprehensive Swaps Regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5)
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imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Risks of Swaps. A Fund’s use of swaps is subject to the risks associated with derivative instruments generally. In addition, because uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges, uncleared swap participants may not be as protected as participants on organized exchanges. Performance of an uncleared swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency.
As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.
With respect to cleared swaps, there is also a risk of loss by a Fund of its initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
Risks of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, options, and swap contracts, may limit or prevent a Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.
There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. The futures, options, and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, the CFTC and the exchanges are authorized to take extraordinary
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actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of futures, options, and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government action.
New and developing regulation may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, any new position limits imposed on a Fund or its counterparties may impact the Fund’s ability to invest in futures, options, and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Funds, including capital requirements and mandatory clearing, may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.
Interest Rate Floors, Caps, and Collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
Cash Investments
Each Fund may invest in high-quality, short-term debt securities and money market instruments (“Cash Investments”) for (i) temporary defensive purposes in response to adverse market, economic, or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities. Cash Investments include shares of other mutual funds, certificates of deposit, bankers’ acceptances, time deposits, savings association obligations, commercial paper, short-term notes (including discount notes), and other obligations.
The Funds may hold a substantial position in Cash Investments for long periods of time, which may result in the Funds not achieving their investment objective. If the market advances during periods when a Fund is holding a large Cash Investment, the Fund may not participate to the extent it would have if the Fund had been more fully invested, and this may result in the Fund not achieving its investment objective during that period. To the extent that the Fund uses a money market fund for its Cash Investment, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.
Cash Investments are subject to credit risk and interest rate risk, although to a lesser extent than longer-term debt securities due to Cash Investments’ short-term, significant liquidity, and typical high credit quality.
The Funds may invest in any of the following:
Money Market Mutual Funds. Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including U.S. government obligations, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.
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To the extent that a Fund invests in money market mutual funds, your cost of investing in the Fund will generally be higher because you will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses. Furthermore, investing in money market mutual funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.
Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Each Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.
In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the investment objective and policies stated above and in the Prospectus, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Commercial Paper, Short-Term Notes and Other Corporate Obligations. A Fund may invest a portion of its assets in commercial paper, short-term notes, and other corporate obligations. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, determined by the Adviser or the Sub-Adviser to be of comparable quality.
Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P, “A” or higher by Moody’s, similarly rated by another nationally recognized statistical rating organization, or, if unrated, determined by the Adviser or the Sub-Adviser to be of comparable quality.
U.S. Government Obligations. Each Fund may invest in U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.
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Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so (see “Agency Obligations,” below). In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
Agency Obligations
The Funds may invest in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” and the Student Loan Marketing Association (“SLMA”), commonly known as “Sallie Mae.” Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.
Repurchase Agreements
The Funds may enter into repurchase agreements. Under such agreements, a Fund agrees to purchase U.S. government obligations from a counterparty and the counterparty agrees to repurchase the securities at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. A Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. A Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of the Fund’s net assets would be invested in illiquid investments including such repurchase agreements. To the extent necessary to facilitate compliance with Section 12(d)(3) of the 1940 Act and Rule 12d3-1 promulgated thereunder, each Fund will ensure that repurchase agreements will be collateralized fully to the extent required by Rule 5b-3.
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For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the U.S. government obligations that are subject to the repurchase agreement. It is not clear whether a court would consider the U.S. government obligations to be acquired by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. government obligations before its repurchase under a repurchase agreement, the Fund could encounter delays and incur costs before being able to sell the underlying U.S. government obligations. Delays may involve loss of interest or a decline in price of the U.S. government obligations. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. government obligations, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Adviser or the Sub-Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. government security.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the U.S. government obligations. However, each Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to the Adviser or the Sub-Adviser, the market value of which is equal to at least 100% of the repurchase price, and the Funds will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. government obligations subject to the repurchase agreement become less than the repurchase price (including interest), the Fund will direct the seller of the U.S. government obligations to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund could be unsuccessful in seeking to enforce on the seller a contractual obligation to deliver additional securities.
Reverse Repurchase Agreements
The Funds may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by the Adviser or the Sub-Adviser to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.
At the time when a Fund enters into a reverse repurchase agreement, liquid assets (such as cash, U.S. government securities or other “high-grade” debt obligations) of the Fund’s having a value at least as great as the purchase price of the securities to be purchased will be segregated on the Fund’s books and held by the Custodian throughout the period of the obligation. Reverse repurchase agreements are considered a form of borrowing and the use of reverse repurchase agreements by a Fund creates leverage which increases its investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or NAV would decline faster than otherwise would be the case. The Funds intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is expected to be greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.
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Borrowing
Each Fund may borrow money from banks in amounts of up to one-third of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).  Any such borrowing that comes to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the one-third limitation.
In addition, each Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes, including addressing liquidity concerns or meeting redemption requests, or for clearance of transactions.  The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies.  Because substantially all of a Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.
Cybersecurity Risk
The Funds, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.
Fundamental and Non-Fundamental Investment Limitations
The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of a Fund, as defined under the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented; or (ii) more than 50% of the outstanding shares of the Fund.
Each Fund may not:
1.Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery or forward delivery basis or short sales in accordance with its objectives and strategies;
2.Underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities
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under circumstances where it may be considered to be an underwriter under the 1933 Act);
3.Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate, including REITs);
4.Purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;
5.Make loans of money (except for the lending of the Fund’s portfolio securities, repurchase agreements and purchases of debt securities consistent with the investment policies of the Fund); or
6.Invest 25% or more of the Fund’s total assets in any particular industry or group of industries, except that the Global Renewables Infrastructure Fund will concentrate its assets in industries represented by renewable infrastructure companies and each of the MLP & Pipeline Fund, MLP & Energy Income Fund and MLP & Energy Infrastructure Fund will concentrate its assets in the energy infrastructure industry, and under normal circumstances will invest at least 25% of such Fund’s total assets in the securities of companies that constitute the applicable industry. The foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.
The following are the non-fundamental investment restrictions for each Fund. These restrictions can be changed by the Board, but the change will only be effective after prior written notice is given to Fund shareholders.
All Funds
1.Under normal circumstances, each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investments is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of Rule 22e-4 under the 1940 Act.

MLP & Pipeline Fund
1.Under normal circumstances, the MLP & Pipeline Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of MLPs and pipeline companies. MLPs, also known as publicly traded partnerships, predominately operate, or directly or indirectly own, energy-related assets. Pipeline companies are defined as either entities in which the largest component of their assets, cash flow or revenue is associated with the operation or ownership of energy pipelines and complementary assets or entities operating in the energy
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pipeline industry as defined by standard industrial classification. Pipeline companies include investment companies that invest primarily in MLP or pipeline companies. The MLP & Pipeline Fund intends to focus its investments primarily in equity securities of MLP and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids.
2.Under normal circumstances, the MLP & Pipeline Fund may invest up to: (i) 30% of its total assets in securities denominated in the currency of a non-North American country, which may include securities issued by energy companies organized and/or having securities traded on an exchange outside North America and/or securities of other non-North American companies that are denominated in the currency of a non-North American country.
3.Under normal circumstances, the MLP & Pipeline Fund may also invest up to 20% of its total assets in debt securities of any issuers, including securities which may be rated below investment grade (“junk bonds”) by an NRSRO or judged by the Adviser to be of comparable credit quality.
4.Under normal circumstances, the MLP & Pipeline Fund may invest up to 10% of its total assets in securities of any one issuer.
5.The MLP & Pipeline Fund will not invest in private companies.
6.The MLP & Pipeline Fund will not engage in short sales of securities.
Global Renewables Infrastructure Fund

1.Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities of renewable infrastructure companies, which consists of companies deriving at least 50% of revenues from activities in power generation, transmission, distribution, storage and ancillary or related services. Such companies invest in renewable generation or other net-zero carbon and related services, and/or contribute to reducing Emissions. These include, but are not limited to, those companies involved with owning solar, wind, hydro-electric, biomass, waste-to-energy and large-scale battery storage assets, as well as transmission and distribution assets related to delivering electricity, including renewable energy.

2.Under normal circumstances, the Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investments is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of Rule 22e-4 under the 1940 Act.

3.Under normal circumstances, the Fund will invest at least 40% of its assets in foreign securities, which the Adviser or the Sub-Adviser considers to be companies organized outside of the United States, whose principal listing exchange is outside the United States, or who derive a significant portion of their revenue or profits outside the United States.

4.The Fund will not invest more than 20% of its total assets in securities of companies located in non-developed markets.
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5.The Fund will not invest more than 12% of its total assets in the securities of any one issuer.

6.The Fund will not at any time take legal or management control of any issuer in which it invests.

7.The Fund will not invest in unlisted equity investments.

8.The Fund will not write uncovered options.
Percentage Limitations
A Fund’s compliance with its investment policies and limitations on certain investment percentages will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, except with respect to borrowing for leverage or investing in illiquid investments, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and limitations on certain investment percentages. If a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If at any time a Fund’s illiquid investments are greater than 15% of its net assets, the Fund will determine how to remediate the excess illiquid investments in accordance with the 1940 Act and the Fund’s policies and procedures. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders. With respect to borrowing, if at any time a Fund’s borrowings exceed one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings), such borrowings will be reduced within three days, (not including Sundays and holidays) or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.
Management of the Funds
Board of Trustees
The management and affairs of the Funds are supervised by the Board. The Board consists of four individuals. The Trustees are fiduciaries and are governed by the laws of the State of Delaware in this regard. The Board establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.
The Role of the Board
The Board provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser; Quasar Distributors, LLC, the Funds’ principal underwriter (the “Distributor”); U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ administrator (the “Administrator”) and transfer agent (the “Transfer Agent”); and U.S. Bank, N.A., the Funds’ Custodian, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, Administrator, Custodian and Transfer Agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers
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regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal Board Meetings, which are held four times per year, in person, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is comprised of four Trustees that are not considered to be “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) – Messrs. David A. Massart, Leonard M. Rush, David M. Swanson and Robert J. Kern. Accordingly, 100% of the members of the Board are Independent Trustees, who are Trustees that are not affiliated with any investment adviser to the Trust or their respective affiliates or other service providers to the Trust or any Trust series. Prior to July 6, 2020, Mr. Kern was considered an “interested person” of the Trust as defined in the 1940 Act (“Interested Trustee”). He was considered an Interested Trustee by virtue of the fact that he had served as a board member of Quasar Distributors, LLC, which acts as principal underwriter to many of the Trust’s underlying funds and had been an Executive Vice President of the Administrator. The Board has established two standing committees, an Audit Committee and a Nominating & Governance Committee. The Board also oversees the work of the Valuation Committee that is comprised of certain officers of the Trust. The Committees are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating & Governance Committee are comprised entirely of Independent Trustees. The Independent Trustees have engaged independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Independent Trustees have appointed Leonard M. Rush as Chairman. Prior to July 6, 2020, Mr. Kern served as Chairman of the Trust and Mr. Rush served as lead Independent Trustee with the responsibilities to coordinate activities of the Independent Trustees, act as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, help to set Board meeting agendas, and serve as chair during executive sessions of the Independent Trustees.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating & Governance Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board because of his experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the affiliated or unaffiliated nature of each investment adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.
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The Board has determined that the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating & Governance Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the composition of the Board and the function and composition of its various committees as described above, the Trust has determined that the Board’s leadership structure is appropriate.
Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counter-party risk, compliance risk, operational risk, business continuity risk, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, Mr. Rush, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the President, Treasurer and the Funds’ independent registered public accounting firm to discuss, among other things, the internal control structure of the Funds’ financial reporting function. The full Board receives reports from the investment advisers to the underlying series as to investment risks.
Trustees and Officers
The Trustees and officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Chairman, Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	33	Retired; Chief Financial Officer, Robert W. Baird & Co. Incorporated, (2000-2011).	Independent Trustee, ETF Series Solutions (47 Portfolios) (2012-Present).
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee	Indefinite Term; Since April 2011	33	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (47 Portfolios) (2012-Present).
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David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee and Nominating & Governance Committee Chairman	Indefinite Term; Since April 2011	33	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Investment Trust (7 Portfolios) (2006-Present); Independent Trustee, RiverNorth Funds (3 Portfolios) (2018-Present); RiverNorth Managed Duration Municipal Income Fund Inc. (1 Portfolio) (2019-Present); RiverNorth Specialty Finance Corporation (1 Portfolio) (2018-Present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 Portfolio) (2018-Present); RiverNorth Opportunities Fund, Inc. (1 Portfolio) (2015-Present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 Portfolio) (2018-Present); RiverNorth Flexible Municipal Income Fund (2020-Present).
Robert J. Kern 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Trustee	Indefinite Term; Since January 2011	33	Retired (July 2018-present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2018).	None
Officers
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	President and Principal Executive Officer	Indefinite Term; Since November 2018	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
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Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Treasurer, Principal Financial Officer and Vice President	Indefinite Term; Since August 2019 (Treasurer); Indefinite Term; Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
Joseph Destache 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1991	Secretary	Indefinite Term; Since March 2021	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019-present); Regulatory Administration Intern, U.S. Bancorp Fund Services, LLC (2018–2019); Law Student (2016–2019).	N/A
Douglas Schafer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Assistant Treasurer and Vice President	Indefinite Term; Since May 2016 (Assistant Treasurer); Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Michael J. Cyr II, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1992	Assistant Treasurer and Vice President	Indefinite Term: Since August 2019	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2013-present).	N/A

Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and
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structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.
In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.
Mr. Kern’s trustee attributes include substantial industry experience, including his 37 years of service with U.S. Bancorp Fund Services, LLC (the fund accountant (“Fund Accountant”), Administrator, and Transfer Agent to the Trust) where he managed business development and the mutual fund Transfer Agent operation including investor services, account services, legal compliance, document processing and systems support. He also served as a board member of U.S. Bancorp Fund Services, LLC and previously served as a board member of Quasar Distributors, LLC (principal underwriter of multiple series of the Trust). The Board believes Mr. Kern’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Massart’s trustee attributes include substantial industry experience, including over two decades working with high net worth individuals, families, trusts and retirement accounts to make strategic and tactical asset allocation decisions, evaluate and select investment managers and manage client relationships. He is currently the Chief Investment Strategist and lead member of the investment management committee of the SEC registered investment advisory firm he co-founded. Previously, he served as Managing Director of Strong Private Client and as a Manager of Wells Fargo Investments, LLC. The Board believes Mr. Massart’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Rush’s trustee attributes include substantial industry experience, including serving in several different senior executive roles at various global financial services firms. He most recently served as Managing Director and Chief Financial Officer of Robert W. Baird & Co. Incorporated and several other affiliated entities and served as the Treasurer for Baird Funds. He also served as the Chief Financial Officer for Fidelity Investments’ four broker-dealers and has substantial experience with mutual fund and investment advisory organizations and related businesses, including Vice President and Head of Compliance for Fidelity Investments, a Vice President at Credit Suisse First Boston, a Manager with Goldman Sachs, & Co. and a Senior Manager with Deloitte & Touche. Mr. Rush has been determined to qualify as an Audit Committee Financial Expert for the Trust. The Board believes Mr. Rush’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee.
Mr. Swanson’s trustee attributes include substantial industry experience, including over 35 years of senior management and marketing experience with over 30 years dedicated to the financial services industry. He
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is currently the Founder and Managing Partner of a marketing strategy boutique serving asset and wealth management businesses. He has also served as Chief Operating Officer and Chief Marketing Officer of Van Kampen Investments, President and Chief Executive Officer of Scudder, Stevens & Clark, Canada, Ltd., Managing Director and Head of Global Investment Products at Morgan Stanley, Director of Marketing for Morgan Stanley Mutual Funds, Director of Marketing for Kemper Funds, and Executive Vice President and Head of Distribution for Calamos Investments. The Board believes Mr. Swanson’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
The discussion of the Trustees’ experience and qualifications is pursuant to SEC requirements, does not constitute holding out the Board or any Trustee as having special expertise, and shall not impose any greater responsibility or liability on any such Trustee or the Board by reason thereof.
Trustee and Management Ownership of Fund Shares
The following table shows the dollar range of Fund shares and shares in other portfolios of the Trust beneficially owned by the Trustees as of the calendar year ended December 31, 2020.

Dollar Range of Fund Shares Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)
Name	MLP & Pipeline Fund	Global Renewables Infrastructure Fund	MLP & Energy Income Fund	MLP & Energy Infrastructure Fund	Aggregate Dollar Range of Shares in the Trust
Independent Trustees
Leonard M. Rush	None	None	None	None	None
David A. Massart	None	None	None	None	None
David M. Swanson	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$50,001-$100,000
Robert J. Kern	None	None	None	None	None
As of February 28, 2020, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of any Fund in the Trust.
Board Committees
Audit Committee. The Trust has an Audit Committee, which is comprised of the Independent Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Funds. The Audit Committee also holds discussions with management and with the Funds’ independent registered public accounting firm concerning the scope of the audit and the auditor’s independence. The Audit Committee met twice with respect to the MLP & Pipeline Fund, Global Renewables Infrastructure Fund, MLP & Energy Income Fund, and MLP & Energy Infrastructure Fund during the Funds’ fiscal year ended November 30, 2020.
Nominating & Governance Committee. The Trust has a Nominating & Governance Committee, which is comprised of the Independent Trustees. The Nominating & Governance Committee is responsible for
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seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.
The Nominating & Governance Committee will consider nominees recommended by shareholders for vacancies on the Board. Recommendations for consideration by the Nominating & Governance Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Bylaws. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust no fewer than 120 days, and no more than 150 days, prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis. The Nominating & Governance Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws. The Nominating & Governance Committee did not meet during the Funds’ fiscal year ended November 30, 2020.
Valuation Committee. The Trust has a Valuation Committee. The Board has delegated day-to-day valuation issues to the Valuation Committee that is comprised of certain officers of the Trust. Although the Valuation Committee is not a Committee of the Board (i.e., no Trustee is a member of the Valuation Committee), the Valuation Committee's membership is appointed by the Board and its charter and applicable procedures are approved by the Board. The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board is not in session, determining the fair value of illiquid investments and other holdings after consideration of all relevant factors, which determinations are reported to the Board. The Valuation Committee is comprised of the Trust’s President, Treasurer and Assistant Treasurers. The Valuation Committee meets as necessary when a price for a portfolio security is not readily available. The Valuation Committee met three times with respect to the Funds during the fiscal year ended November 30, 2020.
Trustee Compensation
Prior to January 1, 2020, the Trustees each received an annual retainer fee of $87,000 per calendar year, as compensation for their service to the Trust. In addition, the Trustees each received a per meeting fee of $5,000 for attendance at the four regularly scheduled quarterly meetings and one additional annual meeting, if necessary. Each Trustee also received added compensation for each additional meeting attended of $2,500, as well as reimbursement for expenses incurred in connection with attendance at meetings. The Chairman of the Audit Committee, Nominating & Governance Committee and the Valuation Committee each received additional compensation of $7,000 per year and the lead Independent Trustee received additional compensation of $10,000 per year. Effective January 1, 2020, the Trustees receive an annual retainer of $95,000 per calendar year, the Chairman of the Audit Committee receives additional compensation of $14,000, the Chairman of both the Nominating & Governance and Valuation Committees receive additional compensation of $8,000.The Trustees continue to receive $5,000 for regularly scheduled meetings and $2,500 for additional meetings. Effective January 1, 2021, the Trustees will receive an annual retainer of $105,000. All other compensation will remain unchanged relative to the 2020 calendar year.

The following table sets forth the compensation received by the Trustees for the Fund's fiscal year ended November 30, 2020.

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	Leonard M. Rush, Chairman, Trustee and Audit Committee Chairman	David A. Massart, Independent Trustee	David M. Swanson, Independent Trustee and Nominating & Governance Committee Chairman	Robert J. Kern, Independent Trustee
Pension or Retirement Benefits Accrued as Part of Fund Expenses	None	None	None	None
Estimated Annual Benefits Upon Retirement	None	None	None	None
Estimated Annual Benefits Upon Retirement	None	None	None	None
Aggregate Compensation from the MLP & Pipeline Fund[1]	$3,412	$2,961	$2,961	$2,964
Aggregate Compensation from the Global Renewables Infrastructure Fund	$798	$687	$687	$705
Aggregate Compensation from the MLP & Energy Income Fund[1]	$3,412	$2,961	$2,961	$2,964
Aggregate Compensation from the MLP & Energy Infrastructure Fund[1]	$3,412	$2,961	$2,961	$2,964
1Trustee fees and expenses are allocated among the Funds and any other series comprising the Trust.
2The Trust includes other series in addition to the Funds.
Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by a Fund. Ownership information is not provided for the T Class Shares of the applicable Funds, as the shares were not available for sale as of the date of this SAI. As of February 28, 2021, the following shareholders were considered to be either a control person or a principal shareholder of each of the Funds:
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MLP & Pipeline Fund – A Class
Name and Address	% Ownership	Type of Ownership(1)
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, New York 10004-1932	60.49%	Record
Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, California 94105-1905	22.26%	Record

MLP & Pipeline Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership(1)
National Financial Services LLC 499 Washington Blvd Floor 4th Jersey City, New Jersey 07310-1995	22.25%	Record
Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, California 94105-1905	18.13%	Record
TD Ameritrade INC For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, Nebraska 68103-2226	17.73%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, New York 10004-1932	11.17%	Record
Wells Fargo Bank NA FBO PO Box 1533 Minneapolis, Minnesota 55480-1533	5.36%	Record
Goldman Sachs & Co., LLC C/O Mutual Fund OPS 222 South Main Street Salt Lake City, Utah 84101-2199	5.11%	Record

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MLP & Pipeline Fund – C Class
Name and Address	% Ownership	Type of Ownership(1)
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, New York 10004-1932	35.06%	Record
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, Missouri 63103-2523	10.07%	Record
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	9.75%	Record
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, California 92121-3091	8.93%	Record
Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, California 94105-1905	5.73%	Record

Global Renewables Infrastructure Fund
Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership(1)
JP Morgan Securities LLC For Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department Brooklyn, New York 11245-0003	54.99%	J.P. Morgan Securities LLC	NY	Record

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Global Renewables Infrastructure Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership(1)
JP Morgan Securities LLC For Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department Brooklyn, New York 11245-0003	56.05%	Record
National Financial Services LLC 499 Washington Blvd Floor 4th Jersey City, New Jersey 07310-1995	23.77%	Record
Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, California 94105-1905	9.34%	Record

Global Renewables Infrastructure Fund – A Class
Name and Address	% Ownership	Type of Ownership(1)
Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, California 94105-1905	37.13%	Record
LPL Financial FBO Customer Accounts Attn Mutual Fund Operations 4707 Executive Drive San Diego, California 92121-3091	12.08%	Record
Raymond James & Associates, Inc FBO Annette Z. McClure 405 Camino De La Placita Apt 7A Taos, New Mexico 87571-6530	5.04%	Beneficial

MLP & Energy Income Fund
Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership(1)
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	35.62%	Merrill Lynch & Co., Inc.	DE	Record

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MLP & Energy Income Fund - A Class
Name and Address	% Ownership	Type of Ownership(1)
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	51.53%	Record
National Financial Services LLC 499 Washington Blvd Floor 4th Jersey City, New Jersey 07310-1995	12.82%	Record
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	8.38%	Record
Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, California 94105-1905	6.92%	Record

MLP & Energy Income Fund - Institutional Class
Name and Address	% Ownership	Type of Ownership(1)
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	33.64%	Record
Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, California 94105-1905	20.53%	Record
National Financial Services LLC For the Exclusive Benefit of Our Customers 200 Liberty Street 5th Floor New York, New York 10281-4100	7.88%	Record
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MLP & Energy Income Fund - C Class
Name and Address	% Ownership	Type of Ownership(1)
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	36.79%	Record
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	8.28%	Record
Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, California 94105-1905	7.94%	Record

MLP & Energy Infrastructure Fund
Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership(1)
Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, California 94105-1905	54.04%	The Charles Schwab Corporation	DE	Record

MLP & Energy Infrastructure Fund - Institutional Class
Name and Address	% Ownership	Type of Ownership(1)
Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, California 94105-1905	54.04%	Record
JP Morgan Securities LLC For Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department Brooklyn, New York 11245-0003	30.46%	Record
National Financial Services LLC For the Exclusive Benefit of Our Customers 200 Liberty Street 5th Floor New York, New York 10281-4100	12.67%	Record
(1) “Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, e.g. “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, e.g. “Jane Doe Shareholder.”

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Investment Adviser
Investment advisory services are provided to the Funds by Tortoise Capital Advisors, L.L.C., also doing business as TCA Advisors, an SEC registered investment adviser ("TCA Advisors" or the “Adviser”), pursuant to an investment advisory agreement (the “Advisory Agreement”). The Adviser specializes in investing in energy and other essential assets companies across the energy value chain, including energy and power infrastructure companies. As of February 28, 2021, the Adviser managed investments of approximately $6.6 billion in the energy sector, including the assets of publicly traded closed-end funds, open-end funds and private accounts.
Pursuant to the Advisory Agreement, the Adviser provides the Funds with investment research and advice and furnishes the Funds with an investment program consistent with each Fund’s investment objective and policies, subject to the supervision of the Board. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the securities transactions, and reports to the Board on the Funds’ investments and performance. The Adviser and with respect to the Global Renewables Infrastructure Fund, the Sub-Adviser, subject to oversight by the Adviser, are solely responsible for making investment decisions on behalf of the Funds.  The Board will have sole responsibility for selecting, evaluating the performance of, and replacing as necessary any of the service providers to the Funds, including the Adviser.
The Adviser also serves as investment adviser to Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise Midstream Energy Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), and Tortoise Essential Assets Income Term Fund (“TEAF”) which are publicly traded closed-end investment companies that invest in MLPs, pipeline and energy companies.
The Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”). The Adviser is an indirect wholly owned subsidiary of TortoiseEcofin Investments, LLC (“TortoiseEcofin Investments”), a company that owns essential asset and income-oriented investment advisers. A vehicle formed by Lovell Minnick and owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in TortoiseEcofin Investments. Certain employees of the Adviser, including the Portfolio Managers, own a minority interest in TortoiseEcofin Investments. TIS Advisors, an affiliate of the Adviser, serves as investment adviser to three other series of the Trust.
As of February 28, 2021, the Adviser had 91 employees, including the members of the Fund’s senior investment team.
The Advisory Agreement will continue in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board or the vote of a majority of the outstanding voting securities of each Fund; and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty by the Trust, on behalf of a Fund, upon 60 days’ written notice to the Adviser, when authorized by either: (i) a majority vote of the Fund’s shareholders; or (ii) by a vote of a majority of the Board. The Advisory Agreement is also terminable without penalty by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment,” as defined under the 1940 Act. The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for a Fund, except for willful misfeasance,
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bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.
In consideration of the investment advisory services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund a management fee, as specified in the Prospectus. However, the Adviser may voluntarily agree to reduce the management fees payable to it on a month-to-month basis, including additional fees above and beyond any contractual agreement the Adviser may have to reduce management fees and/or reimburse Fund expenses.
Fund Expenses. Each Fund is responsible for its own operating expenses. Pursuant to an Operating Expenses Limitation Agreement between the Adviser and the Trust, on behalf of the Funds, the Adviser has agreed to reimburse each Fund for its operating expenses, as specified in the Prospectus. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such expense reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the reimbursement occurred and at the time of the recoupment. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through March 31, 2022.
The total amount of advisory fees paid by each Fund during the fiscal years indicated, were as follows:
MLP & Pipeline Fund

Advisory Fees Paid During the Fiscal Years Ended November 30,
	2020	2019	2018
Advisory Fees Accrued	$20,533,746	$34,692,348	$33,197,386
Advisory Fees Recouped	$0	$0	$0
Total Advisory Fees Paid to Adviser	$20,533,746	$34,692,348	$33,197,386

Global Renewables Infrastructure Fund

Advisory Fees Paid During the Fiscal Period Ended November 30,
2020(1)
Advisory Fees Accrued	$205,312
Advisory Fees Waived	$(127,414)
Advisory Fees Recouped	—
Total Advisory Fees Paid to Adviser After Fee Waiver or Expense Reimbursement	$77,898
(1)    The Global Renewables Infrastructure Fund commenced operations on August 7, 2020.
MLP & Energy Income Fund

Advisory Fees Paid During the Fiscal Years Ended November 30,
	2020	2019(1)	2018(1)
Advisory Fees Accrued	$4,812,477	$8,064,777	$9,395,132
Advisory Fees Waived	$(26,884)	—	—
Advisory Fees Recouped	$26,884	$0	$0
Total Advisory Fees Paid to Adviser	$4,812,477	$8,064,777	$9,395,132
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(1)Amounts paid prior to November 15, 2019, were paid by the MLP & Energy Income Predecessor Fund.
MLP & Energy Infrastructure Fund

Advisory Fees Paid During the Fiscal Years Ended November 30,
	2020	2019(1)	2018(1)
Advisory Fees Accrued	$460,005	$1,137,108	$2,280,389
Advisory Fees Waived	$(34,322)	—	—
Advisory Fee Recouped	$4,166	$(11,763)	$0
Total Advisory Fees Paid to Adviser After Fee Waiver or Expense Reimbursement	$429,849	$1,125,345	$2,280,389
(1)Amounts paid prior to November 15, 2019, were paid by the MLP & Energy Infrastructure Predecessor Fund.
License Agreement. Pursuant to the Advisory Agreement, the Adviser has consented to the Funds’ use on a non-exclusive, royalty-free basis, of the name “Tortoise” in its name. Each Fund will have the right to use the “Tortoise” name and the related logo so long as the Adviser or one of its approved affiliates remains the Fund’s investment adviser. Other than with respect to this limited right, the Funds will have no legal right to the “Tortoise” name. This right will remain in effect for so long as the Advisory Agreement with the Adviser is in effect and will automatically terminate if the Advisory Agreement were to terminate for any reason, including upon its assignment.

Investment Sub-Adviser
The Adviser has engaged Ecofin Advisors Limited to serve as the Global Renewables Infrastructure Fund's Sub-Adviser ("Ecofin" or the "Sub-Adviser"). Pursuant to a sub-advisory agreement (the Sub-Advisory Agreement”), the Sub-Adviser and their portfolio managers identified below are responsible for the day-to-day management of the Global Renewables Infrastructure Fund’s portfolio, including the purchase, retention, and sale of securities, subject to the supervision of the Adviser.
The Sub-Adviser is located at 15 Buckingham Street Burdett House, London, WC2N 6DU United Kingdom. The Sub-Adviser is an SEC-registered investment adviser with assets over $798 million under management as of February 28, 2021.
The Adviser compensates the Sub-Adviser on a quarterly basis out of the advisory fee that the Adviser receives from the Fund.
License Agreement. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser has consented to the Funds’ use on a non-exclusive, royalty-free basis, of the name “Ecofin” in its name, where applicable. Each such Fund will have the right to use the “Ecofin” name and the related logo so long as the Sub-Adviser or one of its approved affiliates remains the Fund’s investment adviser or sub-adviser. Other than with respect to this limited right, the Funds will have no legal right to the “Ecofin” name. This right will remain in effect for so long as the Sub-Advisory Agreement with the Sub-Adviser is in effect and will automatically terminate if the Sub-Advisory Agreement were to terminate for any reason, including upon its assignment.
Portfolio Managers
Primary responsibility for the day-to-day management of the MLP & Pipeline Fund's portfolio is the joint responsibility of a team of portfolio managers consisting of Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, and Robert J. Thummel, Jr. Primary responsibility for the day-to-day management of the
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Global Renewables Infrastructure Fund is the joint responsibility of Messrs. Matthew Breidert and Michael Sznajer. Primary responsibility for the day-to-day management of the MLP & Energy Income and MLP & Energy Infrastructure Funds' portfolio is the joint responsibility of Brian A. Kessens and Quinn T. Kiley. Each of Messrs. Kessens, Kiley, Mick, Sallee and Thummel is a Managing Director and Senior Portfolio Manager of the Adviser. Messrs. Kessens, Mick, Sallee, and Thummel have each been portfolio managers involved with managing the MLP & Pipeline Fund since 2013. Messrs. Breidert and Sznajer have each been portfolio managers of the Global Renewables Infrastructure Fund since its inception in August 2020. Mr. Kiley has each been involved with managing the MLP & Energy Income Fund since the inception of the MLP & Energy Income Predecessor Fund and the MLP & Energy Infrastructure Fund since the inception of the MLP & Energy Infrastructure Predecessor Fund. Mr. Kessens has been involved with managing the MLP & Energy Income Fund and the MLP & Energy Infrastructure Fund since October 30, 2020.
The following table provides information regarding other accounts, excluding the Funds, managed by the portfolio managers, including information regarding the number of managed accounts that pay a performance fee, as of November 30, 2020:
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Name of Manager	Account Category	# of Accounts	Total Assets of Accounts	# of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Brian A. Kessens
	Registered investment companies	7	$995,132,162	None	None
	Other pooled investment vehicles	5	$246,043,324	None	None
	Other Accounts	448	$2,561,394,715	12	$1,016,857,186
James R. Mick
	Registered investment companies	7	$995,132,162	None	None
	Other pooled investment vehicles	5	$246,043,324	None	None
	Other Accounts	448	$2,561,394,715	12	$1,016,857,186
Matthew G.P. Sallee
	Registered investment companies	8	$1,073,546,212	None	None
	Other pooled investment vehicles	5	$246,043,324	None	None
	Other Accounts	448	$2,561,394,715	12	$1,016,857,186
Robert J. Thummel, Jr.
	Registered investment companies	7	$995,132,162	None	None
	Other pooled investment vehicles	5	$246,043,324	None	None
	Other Accounts	448	$2,561,394,715	12	$1,016,857,186
Matthew Breidert
	Registered investment companies	1	$74,239,417	None	None
	Other pooled investment vehicles	4	$223,035,292	3	$181,507,274
	Other Accounts	0	$0	None	None
Michel Sznajer
	Registered investment companies	0	$0	None	None
	Other pooled investment vehicles	1	$41,528,018	None	None
	Other Accounts	0	$0	None	None
Quinn T. Kiley
	Registered investment companies	1	$78,414,050	None	None
	Other pooled investment vehicles	0	$0	None	None
	Other Accounts	112	$81,393,404	None	None
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Conflicts of interest may arise because the Adviser and its affiliates generally will be carrying on substantial investment activities for other clients in which the Funds will have no interest. The Adviser’s portfolio managers must allocate time and investment ideas across multiple accounts. Trades may be executed for some accounts that may adversely impact the value of securities held by other accounts. Conflicts of interest arise from the fact that related persons of the Adviser serve as general partner of certain private funds the Adviser manages, and the affiliated general partner, as well as certain employees of the Adviser, including certain of the portfolio managers, own an interest in the private fund. The affiliated general partner receives a carried interest in distributions by the private fund. The Adviser and/or the investment personnel may have financial incentives to favor certain of such accounts over a Fund. Certain of the funds and accounts managed by the Adviser may invest in the equity securities of a particular company, while other funds and accounts managed by the Adviser may invest in the debt or preferred securities of the same company. Proprietary accounts of the Adviser or its supervised persons and other customer accounts may compete with the Funds for specific trades. The Adviser may buy or sell securities for a Fund that differs from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to the Fund’s.
From time to time, the Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The Adviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuously short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser has adopted various policies to mitigate these conflicts, including policies that require the Adviser to avoid favoring any account, and that prohibit client and proprietary accounts from engaging in short sales with respect to individual stocks held long in client accounts. The Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.
Situations may occur in which a Fund could be disadvantaged because of the investment activities conducted by the Adviser for other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Funds and the other accounts, thereby limiting the size of a Fund’s position, or the difficulty of liquidating an investment for the Funds and the other accounts where the market cannot absorb the sale of the combined position. The Adviser and/or investment personnel may also have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which in turn may result in an incentive fee being paid to the Adviser by that other fund.
A Fund’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy companies. In addition, to the extent the Adviser sources, contemplates, structures, or makes private investments in energy companies, certain employees of the Adviser may become aware of actions planned by such companies, such as acquisitions, that may not be announced to the public. It is possible that a Fund could be precluded from investing in an energy company about which the Adviser has material nonpublic information.
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A Fund’s investment opportunities may be limited by investment opportunities in companies that the Adviser is evaluating for other clients. To the extent a potential investment is appropriate for a Fund and one or more other clients, the Adviser will need to fairly allocate that investment to the Fund or the other client, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. There may arise an attractive limited investment opportunity suitable for the Fund in which it cannot invest under the particular allocation method being used for that investment.
Under the 1940 Act, the Funds and their affiliated companies are generally precluded from co-investing in negotiated private placements of securities. Except as permitted by law, the Adviser will not co-invest its other clients’ assets in negotiated private transactions in which a Fund invests. To the extent a Fund is not precluded from co-investing, the Adviser will allocate private investment opportunities among its clients, including but not limited to the Fund and the Fund’s affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Fund.
The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on a Fund’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for a Fund. Further, the Adviser may at some time in the future, manage other investment funds with the same investment objectives as a Fund’s.
Portfolio managers do not receive any direct compensation from the Funds or any other of the managed accounts reflected in the table above. Employees are motivated and retained through a market-based compensation structure. None of Messrs. Kessens, Mick, Sallee, Thummel, Breidert or Sznajer receives any direct compensation from the Registrant or any other of the accounts managed by the Adviser or the Sub-Adviser. Each of Messrs. Breidert, Kessens, Kiley, Mick, Sallee, Sznajer and Thummel has an employment-related agreement with the Adviser or Sub-Adviser, as applicable. Under these employment-related contracts, they receive base salary compensation and may be compensated on a discretionary basis from the realized proceeds earned in performance or incentive fees. These do not relate to the Funds. They may also be eligible for an annual bonus. A portion of the bonus amount is deferred for certain key employees. The deferred amount may increase over a defined vesting period based on a measure rate of return tied to the Adviser's or the Sub-Adviser's performance.
Certain key employees are eligible to participate in an employee equity ownership plan in which employees are periodically offered the opportunity to purchase equity in the Adviser's parent company. Each of Messrs. Kessens, Mick, Sallee, Thummel, Breidert and Sznajer owns an equity interest in TortoiseEcofin Investments, LLC, the Adviser's parent company. As equity owners, these individuals each thus benefit from increases in the net income of the organization. The Adviser’s earnings are based in part on the value of assets held in the Fund’s portfolio, as the Adviser’s fee to the Fund is a percentage of the daily net assets of the Fund.
The following table indicates the dollar range of Fund shares beneficially owned by the Portfolio Managers as of November 30, 2020:
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Dollar Range of Fund Shares Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001-$1,000,000, Over $1,000,000)
Name of Portfolio Manager	MLP & Pipeline Fund	Global Renewables Infrastructure Fund	MLP & Energy Income Fund	MLP & Energy Infrastructure Fund
Brian A. Kessens	$1-$10,000	None	None	None
James R. Mick	$10,001-$50,000	None	None	None
Matthew G.P. Sallee	$10,001-$50,000	None	None	None
Robert J. Thummel, Jr.	None	None	None	None
Matthew Breidert	None	$500,001-$1,000,000	None	None
Michel Sznajer	None	$100,001-$500,000	None	None
Quinn T. Kiley	None	None	None	$10,001-$50,000

Service Providers
Pursuant to an administration agreement (the “Administration Agreement”) between the Trust and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, Fund Services acts as the Administrator to the Funds. Fund Services provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, each Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the investment management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. Pursuant to the Administration Agreement, for its services, Fund Services receives from each Fund a fee computed daily and payable monthly based on each Fund’s average net assets, all subject to an annual minimum fee. Fund Services also acts as Fund Accountant, Transfer Agent and dividend disbursing agent under separate agreements with the Trust.
Each Fund paid the following in fund administration and fund accounting fees to Fund Services during the three most recent fiscal years ended November 30:

	2020	2019	2018
MLP & Pipeline Fund	$926,247	$1,727,253	$1,698,244
Global Renewables Infrastructure Fund	$34,582	N/A(1)	N/A(1)
MLP & Energy Income Fund	$323,554	$714,855(2)	$485,904(2)
MLP & Energy Infrastructure Fund	$82,949	$125,450(3)	$207,876(3)
(1)The Global Renewables Infrastructure Fund commenced operations on August 7, 2020.
(2)Amounts paid prior to November 15, 2019, including $676,286 during the fiscal year ended November 30, 2019 were paid to the MLP & Energy Income Predecessor Fund's administrator.
(3)Amounts paid prior to November 15, 2019, including $114,540 during the fiscal year ended November 30, 2019 were paid to the MLP & Energy Infrastructure Predecessor Fund's administrator.
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Pursuant to a custody agreement between the Trust and the Funds, U.S. Bank, N.A., an affiliate of Fund Services, serves as the Custodian of the Funds’ assets (the “Custodian”). For its services, the Custodian receives a monthly fee based on a percentage of the Fund’s assets, in addition to certain transaction based fees, and is reimbursed for out-of-pocket expenses. The Custodian’s address is 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin, 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds. U.S. Bank, N.A. and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest.
Legal Counsel
Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust and as independent legal counsel to the Board.
Independent Registered Public Accounting Firm
Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements and the performance of related compliance tax services.

Distribution of Fund Shares
The Trust has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the Funds’ principal underwriter, provides certain administration services and promotes and arranges for the sale of each Fund’s shares on a best efforts basis. The offering of the Funds’ shares is continuous. The Distributor, Administrator, Fund Accountant and Custodian are affiliated companies. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of each Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust, on behalf of each Fund, on 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.
The following tables show the total amount of underwriting commissions associated with the sale of each Fund’s A Class shares during the fiscal periods ended November 30:

MLP & Pipeline Fund
	2020	2019	2018
Total Underwriting Commission	$195,241	$393,453	$2,229,546
Underwriting Commission Retained by the Distributor	$8,822	$11,874	$27,409
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Global Renewables Infrastructure Fund
2020
Total Underwriting Commission	$52,159
Underwriting Commission Retained by the Distributor	$8,267

MLP & Energy Income Fund
	2020	2019
Total Underwriting Commission	$129,031	$4,123
Underwriting Commission Retained by the Distributor	$17,932	$374

Distribution (Rule 12b-1) Plan
The Funds have adopted a distribution plan for A Class, C Class and, where applicable, T Class shares pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”).  Under the 12b-1 Plan, each Fund pays a fee to the Distributor for distribution and/or shareholder services (the “Distribution and Servicing Fee”) at an annual rate of 0.25% of the average daily NAV of the A Class shares, 1.00% of the average daily NAV of the C Class shares and 0.25% of the average daily NAV of the T Class shares.  The 12b-1 Plan provides that the Distributor may use all or any portion of such Distribution and Servicing Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the 12b-1 Plan, or to provide certain shareholder services. For C Class shares, 0.25% of the 1.00% fee may be paid for the provision of shareholder services and the remaining amount will be used for distribution expenses. The 12b-1 Plan is intended to benefit the Funds by increasing their assets and thereby reducing the Funds’ expense ratio. T Class Shares did not incur Rule 12b-1 fees during the fiscal year ended November 30, 2020, as the shares were not available for purchase.
The following tables show the allocation of the Rule 12b-1 fees paid by the A Class and the C Class shares of the MLP & Pipeline and MLP & Energy Income Funds, A Class Shares of the Global Renewables Infrastructure Fund, and Institutional Class shares of the MLP & Energy Infrastructure Fund during the fiscal year ended November 30, 2020:

MLP & Pipeline Fund
Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor	$60,594
Payment to dealers	$771,741
Compensation to sales personnel	$0
Other	$0
Total	$832,335

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Global Renewables Infrastructure Fund
Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor	$249
Payment to dealers	$0
Compensation to sales personnel	$0
Other	$0
Total	$249

MLP & Energy Income Fund
Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor	$17,360
Payment to dealers	$395,336
Compensation to sales personnel	$0
Other	$0
Total	$412,696
The Distribution and Servicing Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred.  Because the Distribution and Servicing Fee is not directly tied to expenses, the amount of distribution fees paid by A Class, C Class and T Class shares during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan.  For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.
The Distributor may use the Distribution and Servicing Fee to pay for services covered by the 12b-1 Plan including, but not limited to, advertising; compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares; reimbursing for up-front sales commissions; the printing and mailing of prospectuses, statements of additional information and reports; the printing and mailing of sales literature pertaining to the Funds; and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that a Fund may, from time to time, deem advisable.
The 12b-1 Plan provides that it will continue from year to year upon approval by the majority vote of the Board, including a majority of the Independent Trustees cast in person at a meeting called for that purpose, provided that such trustees have made a determination that there is a reasonable likelihood that the 12b-1 Plan will benefit each Fund and its shareholders.  It is also required that the Independent Trustees, select and nominate all other trustees who are not “interested persons” of the Funds.  The 12b-1 Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund shares outstanding.  All material amendments to the 12b-1 Plan or any related agreements must be approved by a vote of a majority of the Board and the Independent Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.
The 12b-1 Plan requires that the Distributor provide to the Board, at least quarterly, a written report on the amounts and purpose of any payment made under the 12b-1 Plan.  The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the 12b-1 Plan should be continued.
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As noted above, the 12b-1 Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets and affiliates of the Adviser), plan administrators, and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services) and for the provision of personal services to shareholders.  The payments made by a Fund to financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries.  These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals.  In addition to the ongoing asset-based fees paid to these financial intermediaries under the 12b-1 Plan, a Fund may, from time to time, make payments under the 12b-1 Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Funds for their employees.  In addition, a Fund may make payments under the 12b-1 Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Funds are discussed.
In addition, a Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge.  In connection with its participation in such platforms and with an agreement in place with the Distributor or its affiliates, the Distributor may use all or a portion of the Distribution and Servicing Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares.  In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets (see “Marketing Support Payments”).
Marketing Support Payments
The Adviser, out of its own profits and resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation (“Support Payments”) to certain financial intermediaries who sell and/or promote the sale of shares of the Funds, including an affiliated broker-dealer. Subject to and in accordance with the terms of each Fund’s prospectus and the Distribution and/or Service Plan (as applicable) adopted by resolution of the Trust's Board, and specifically the "Payments to Financial Intermediaries" section of each Fund's prospectus, the Adviser may make Support Payments to such financial intermediaries related to marketing/distribution support, shareholder servicing, sales meetings, inclusion on sales lists (including a preferred or select sales list) and participation in sales programs.
The Adviser has agreements with several firms it advises to pay such Support Payments, which are calculated in four ways: (1) as a percentage of net sales; (2) as a percentage of net assets; (3) as a flat fee; and, (4) in the case of payments to an affiliated broker-dealer, an amount equal to production-based compensation due to the broker-dealer’s representatives, and may also include reimbursement of out of pocket expenses incurred by the broker-dealer or its representatives.
The possibility of receiving, or the receipt of, such Support Payments as described above may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sales of shares of mutual funds (or non-mutual fund investments) that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to mutual funds.
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Portfolio Transactions and Brokerage
The Adviser or the Sub-Adviser is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser’s or the Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser or the Sub-Adviser will initially consider their ability to execute transactions at the most favorable prices and lowest overall execution costs, while also taking into consideration other relevant factors, such as, the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, and the quality of execution and custodial services. The determinative factor is not necessarily the lowest possible transaction cost, but whether the transaction represents the best qualitative execution for the client account. Because the Adviser considers all of the factors described above and not just commission cost, commission rates on some transactions may be higher than the lowest available commission rate charged by another broker-dealer for executing the same transaction. The Adviser does not utilize any third party “soft dollar” arrangements. The Adviser receives unsolicited research from some of the brokers with whom it places trades on behalf of clients, however, the Adviser has no arrangements or understandings with such brokers regarding receipt of research in return for commissions. While the Adviser may review certain of the research received, the Adviser does not consider this research when selecting brokers to execute client transactions. The Adviser does not put a specific value on unsolicited research, nor does the Adviser attempt to estimate and allocate the relative costs or benefits among its clients. Research services may include reports on energy companies, the market, the economy and other general widely distributed research, and may be used by the Adviser in servicing all funds and accounts managed by the Adviser, including the Funds. The price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered. The Sub-Adviser acquires research (e.g., research ideas and analysis) under separate third-party research arrangements to its execution services.
A Fund may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions. In evaluating placement agent proposals, the Adviser will consider each broker’s access to issuers of energy company securities and experience in the energy market, particularly the direct placement market. In addition to these factors, the Adviser will consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate us to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.
Neither the Adviser nor the Sub-Adviser shall be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Adviser or the Sub-Adviser an amount of commission for effecting an investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser or Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s or Sub-Adviser's overall responsibilities with respect to the Fund and to other clients of the Adviser or Sub-Adviser as to which the Adviser or Sub-Adviser exercises investment discretion. The Adviser and Sub-Adviser are further authorized to allocate the orders placed by it on behalf of a Fund to such brokers and dealers who also provide research or statistical material or other services to us, the Adviser or to any sub-adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.
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Portfolio transactions may be placed with broker-dealers who sell shares of a Fund subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of a Fund and/or client accounts.
The following table sets forth the amount of brokerage commissions paid by each Fund during the fiscal years ended November 30:

	2020	2019	2018
MLP & Pipeline Fund	$1,318,303(4)	$510,239	$668,462
Global Renewables Infrastructure Fund	$17,311	N/A(1)	N/A(1)
MLP & Energy Income Fund	$623,145	$529,710(2)	$687,656(2)
MLP & Energy Infrastructure Fund	$115,340	$195,452(3)	$261,848(3)
(1)The Global Renewables Infrastructure Fund commenced operations on August 7, 2020.
(2)Brokerage commissions paid prior to November 15, 2019 was paid by the MLP & Energy Income Predecessor Fund.
(3)Brokerage commissions paid prior to November 15, 2019 was paid by the MLP & Energy Infrastructure Predecessor Fund.
(4)Brokerage commissions for the MLP & Pipeline Fund increased during the fiscal year ended November 30, 2020 due to increased trading as a result of increased shareholder activity.

Portfolio Turnover
Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations or redemption requests warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs and could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 37%). To the extent that a Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred and may result in a greater number of taxable transactions.
Each Fund’s portfolio turnover during the fiscal years ended November 30, were as follows:

	2020	2019
MLP & Pipeline Fund	39%	19%
Global Renewables Infrastructure Fund	20%(1)	N/A
MLP & Energy Income Fund	43%	48%
MLP & Energy Infrastructure Fund	78%	75%
(1)For the period from August 7, 2020 through November 30, 2020.

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Code of Ethics
The Trust, the Adviser and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes permit, subject to certain conditions, personnel of the Trust, Adviser and Distributor to invest in securities that may be purchased or held by a Fund.
Proxy Voting Procedures
The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by a Fund as part of the Adviser’s investment advisory services, subject to the supervision and oversight of the Board. The Adviser may delegate responsibility for voting proxies for the Global Renewables Infrastructure Fund to the Sub-Adviser. Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of a Fund and its shareholders, taking into account the value of the Fund’s investments.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free, (800) SEC-0330 or by accessing the SEC’s website at www.sec.gov.
The Adviser’s Proxy Voting Policies and Procedures
The Adviser will vote proxies on behalf of a Fund in a manner that it believes is consistent with the best interests of the Fund and its shareholders. Absent special circumstances, all proxies will be voted consistent with guidelines established and described in the Adviser’s Proxy Voting Policies and Procedures. A summary of the Adviser’s Proxy Voting Policies and Procedures is as follows:
1.The applicable Investment Committee (or an employee of the Adviser designated by the Investment Committee) will be responsible for all decisions regarding proxy voting, including monitoring corporate actions, making voting decisions in the best interest of the Funds, and ensuring that proxies are submitted in a timely manner.
2.The applicable Investment Committee will generally vote proxies according to the Adviser’s then-current Proxy Voting Policies and Procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client.
3.Although the Adviser’s Proxy Voting Policies and Procedures are to be followed as a general policy, certain issues will be considered on a case-by-case basis based on the relevant facts and circumstances. Since corporate governance issues are diverse and continually evolving, the Adviser shall devote an appropriate amount of time and resources to monitor these changes.
4.In situations where there may be a conflict of interest in the voting of proxies between the interests of a Fund and its shareholders and those of the Adviser due to business or personal relationships that the Adviser maintains with persons having an interest in the outcome of certain votes, the Adviser may (i) disclose the potential conflict to the Fund and obtain consent; (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons at the Adviser making the voting decisions; (iii) abstain from voting the proxies; or (iv) forward the proxies to clients so the clients may vote the proxies themselves.
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5.All proxies will be voted in accordance with any applicable investment restrictions of the Funds and, to the extent applicable, any resolutions or other instructions approved by the Board.

The Sub-Adviser’s Proxy Voting Policies and Procedures

The Sub-Adviser has a commitment to evaluate and vote proxy issues in the best interests of its clients. The Sub-Adviser will generally vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, (collectively, "proxies") in accordance with the following guidelines:
1.The Sub-Adviser will generally support a current management initiative if our view of the issuer’s management is favorable;

2.The Sub-Adviser will generally vote to change the management structure of an issuer if it would increase shareholder value;

3.The Sub-Adviser will generally vote against management if there is a clear conflict between the issuer’s management and shareholder interest;

4.In some cases, even if the Sub-Adviser supports an issuer’s management, there may be some corporate governance issues that the Sub-Adviser believes should be subject to shareholder approval; and

5.The Sub-Adviser may abstain from voting proxies when it is determined that the cost of voting the proxy exceeds the expected benefit to our clients.

Generally, all proxies are evaluated and voted on a case-by-case basis, considering each of the relevant factors set forth above. The Sub-Adviser, in all cases, will vote for any proposals that we believe will be in accordance with the investment objectives and policies of each client for which the vote is relevant.

There may be times in which conflicts may arise between the interest of the client and the interest of the Sub-Adviser. The Sub-Adviser will always strive to address such conflicts in the best interests of the client. If a perceived material conflict of interest arises in connection with a proxy vote, the Sub-Adviser may resolve such perceived material conflicts of interest as follows:
1.The Sub-Adviser may delegate the voting decision for such proxy proposal to an independent third party;

2.The Sub-Adviser may delegate the voting decision to an independent committee of partners, members, directors or other representatives of the client, as applicable;

3.The Sub-Adviser may inform the investors or account of the conflict of interest and obtain consent to (majority consent, in the case of a fund) vote the proxy as recommended by the Sub-Adviser; or

4. The Sub-Adviser may obtain approval of the decision from the Sub-Adviser''s Chief Compliance Officer.
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Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Ms. Deborah Ward has been designated as the Trust’s Anti-Money Laundering Compliance Officer.
Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Funds will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.
As a result of the Program, the Funds may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a governmental agency.
Portfolio Holdings Information
The Trust, on behalf of the Funds, has adopted portfolio holdings disclosure policies (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of a Fund. The Portfolio Holdings Policies are applicable to service providers of a Fund, including the Adviser. Information about a Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Portfolio Holdings Policies. The Board considered the circumstances under which a Fund’s portfolio holdings may be disclosed under the Portfolio Holdings Policies. The Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Fund. After due consideration, the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the Portfolio Holdings Policies. The Board also authorized its CCO to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the Fund’s shareholders and potential conflicts of interest in making such disclosures.
The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Policies, codes of ethics and other relevant policies of the Funds and their service providers by the CCO, (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering whether to approve any amendment to these Portfolio Holdings Policies. The Board reserves the right to amend the Portfolio Holdings Policies at any time without prior notice in its sole discretion.
Disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-PORT. These reports will be made available, free of charge, on the EDGAR
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database on the SEC’s website at www.sec.gov. Each of the Fund posts sector pie charts for its full portfolio on the website monthly and via its fact sheet quarterly generally within 10 calendar days after the month-end or calendar quarter end, as applicable. The Funds post top 10 holdings monthly on their website and via their fact sheets quarterly, generally within 10 calendar days after month-end or calendar quarter end, as applicable. Each Fund also posts full portfolio holdings on its website as soon as practicable after the end of each calendar quarter.
In the event of a conflict between the interests of a Fund and its shareholders and the interests of the Adviser or an affiliated person of the Adviser under the Portfolio Holdings Policy, the CCO of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund and its shareholders, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.
In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed: the Administrator; the Adviser; the Funds’ Accountant; the Custodian; the Transfer Agent; the Funds’ independent registered public accounting firm; counsel to the Funds or the Board (current parties are identified in this SAI); broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities); lending agents; and regulatory authorities. Portfolio holdings information not publicly available with the SEC may only be provided to additional third parties in accordance with the Portfolio Holdings Policies, when a Fund has a legitimate business purpose, and the third party recipient is subject to a confidentiality agreement. Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC or one day after it is first published on the Fund’s website. Such portfolio holdings disclosure must be approved under the Portfolio Holdings Policies by the Trust’s CCO.
In no event shall the Adviser, its affiliates or employees, or a Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.
There can be no assurance that the Portfolio Holdings Policies and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

Determination of Net Asset Value
The NAV of each Fund’s shares will fluctuate and is determined by the Fund Accountant as of the close of the regular trading session on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.
The NAV of each class of shares is computed by determining the “Net Assets” of each class and dividing by the total number of shares outstanding of each class at such time. The Net Assets of each class are calculated by (1) taking the value of all assets, less liabilities, held by each Fund and allocating such value
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to each share class based on the number of shares outstanding in each share class; (2) subtracting “Class Expenses” from each respective share class as defined and approved by the Board and a majority of the Independent Trustees under the Trust’s Rule 18f-3 Multiple-Class Plan; and (3) subtracting from each share class non-class specific “Other Expenses” that are allocated to each class based on the net asset value of each class relative to the net asset value of a Fund or the Trust, as the case may be.

Net Assets Per Share Class	=	Net Asset Value Per Share Class
Shares Outstanding Per Share Class
A Fund’s assets are generally valued at their market price on the valuation date and are based on valuations provided by independent pricing services consistent with the Trust’s valuation procedures. When market prices are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board.
Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded. If no sale is reported, the security is valued at the mean between the last available bid and asked price.
Portfolio securities primarily traded on the NASDAQ Stock Market (“NASDAQ”) shall be valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities that are not traded on NASDAQ shall be valued at the most recent trade price.
Fixed income securities are valued at the mean of the bid and asked prices as determined by an independent pricing service, taking into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. Participation Notes are valued at the mean between bid and ask prices. Investments in other investment companies, including money market funds, are valued at their NAV per share. Fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.
Exchange traded options are generally valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.
All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Purchase and Redemption of Fund Shares
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Purchase of Shares
Shares of each Fund are sold in a continuous offering and may be purchased on any business day from the Funds. The Funds may also authorize one or more financial intermediaries to accept purchase orders (an “Authorized Intermediary”). Authorized Intermediaries are authorized to designate other Authorized Intermediaries to accept orders on a Fund’s behalf. An order is deemed to be received when the Fund or an Authorized Intermediary accepts the order.
Orders received by a Fund or an Authorized Intermediary by the close of trading on the NYSE (generally 4:00 p.m., Eastern time) on a business day will be processed at the applicable price determined as of the close of trading on the NYSE on that day. Otherwise, the orders will be processed at the next determined NAV.
Orders received by financial intermediaries that are not Authorized Intermediaries, will be processed at the applicable price next calculated after the Transfer Agent receives the order from the financial intermediary.
Purchase Requests Must be Received in Good Order
“Good order” means that your purchase request includes:
1.The name of the Fund you are investing in;
2.The dollar amount of shares to be purchased;
3.The class of shares to be purchased;
4.Your Account Application or investment stub; and
5.A check payable to the name of the Fund or a wire transfer received by the Fund.
Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust both conclude that such sale is appropriate and is not in contravention of United States law.
Redemption of Shares
In general, orders to sell or “redeem” shares may be placed directly with the Fund or through a financial intermediary. You may redeem all or part of your investment in the Fund’s shares on any business day that the Fund calculates its NAV. It is the financial intermediary’s responsibility to transmit orders timely to the Fund.
Redemption Requests Must be Received in Good Order
Your share price will be based on the next NAV per share calculated after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order. A redemption request will be deemed in “good order” if it includes:
1.The shareholder’s name;
2.The name of the Fund;
3.The account number;
4.The share or dollar amount to be redeemed;
5.The class of shares to be redeemed; and
6.Signatures by all shareholders on the account (with signature(s) guaranteed, if applicable).
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Unless you instruct the Transfer Agent otherwise, redemption proceeds will be sent to the address of record. The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.
A signature guarantee of each owner is required in the following situations:
1.If ownership is changed on your account;
2.When redemption proceeds are payable or sent to any person, address or bank account not on record;
3.When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or
4.For all redemptions in excess of $100,000 from any shareholder account.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. Signature guarantees, from either a Medallion program member or a non-Medallion program member, can be obtained from banks and securities dealers, but not from a notary public.
The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.
Redemption-In-Kind
Under normal circumstances, the Funds do not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows a Fund to redeem in-kind redemption requests during any 90-day period in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash. The Fund potentially could distribute MLP interests. The tax reporting of MLP investments may be more complicated than the income tax reporting for stock and debt investments in that you would receive a K-1, the income or loss would be subject to the passive activity loss limitation provisions in the case of an individual or other non-corporate owners, and you may be subject to state income tax filings and unrelated business income tax.
Cancellations and Modifications
The Funds will not accept a request to cancel or modify a written transaction once processing has begun.
Tax Matters
The following discussion is a summary of certain U.S. federal income tax considerations affecting the Funds and their shareholders. The discussion reflects applicable U.S. federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the IRS, possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate or gift, or state, local or foreign tax concerns affecting the Funds and their shareholders (including shareholders owning large positions in a Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Funds.
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In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status, such as a financial institution, “real estate investment trust,” insurance company, RIC, individual retirement account, other tax-exempt entity, dealer in securities or foreign investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Funds’ stock and debt securities are held by U.S. persons and that such shares and securities are held as capital assets.
A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:
•    A citizen or individual resident of the United States (including certain former citizens and former long-term residents);
•    A corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•    An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•    A trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.
A “Foreign holder” is a beneficial owner of shares of the Funds that is an individual, corporation, trust, or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Funds, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.
Each series of the Trust is treated as a separate entity for federal income tax purposes. The Funds, series of the Trust, intend to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to the Fund’s shareholders) and its performance and income available for distribution will be reduced.
As long as the Funds meet certain requirements that govern the Funds’ source of income, diversification of assets and distribution of earnings to shareholders, the Funds will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its shareholders. With respect to the source of income requirement, the Funds must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from interests in qualified publicly traded partnerships. A qualified publicly traded partnership is generally defined as a publicly traded partnership under Section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its income is described in (i) above.
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With respect to the diversification of assets requirement, the Funds must diversify their holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Funds’ total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Funds’ total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Funds control and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.
In addition, pursuant to the Code, each Fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships. A Fund will not be required to reduce a position due solely to market value fluctuations in order to comply with the 25% limitation in publicly traded partnerships, inclusive of MLP investments, but will not be able to purchase additional MLP securities unless the Fund is in compliance with the restriction.
Each Fund’s policy is to distribute to its shareholders substantially all of its net investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income. However, a Fund can give no assurances that its anticipated distributions will be sufficient to eliminate all taxes. If a Fund does not qualify as a regulated investment company, it would be taxed as a corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning the underlying investments through the Fund. If a Fund fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax, the Fund will be subject to a 4% excise tax.
Net investment income generally consists of interest, dividends, operational income from investments in MLP companies, and short-term capital gains, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry forward of a Fund.
Distributions of net investment income are generally taxable to shareholders as ordinary income. For individual shareholders, a portion of the distributions paid by a Fund may consist of qualified dividends eligible for taxation at the rate applicable to long-term capital gains to the extent the Fund designates the amount distributed as a qualified dividend and the shareholder meets certain holding period requirements with respect to his or her Fund shares. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent a Fund designates the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its Fund shares. The aggregate amount so designated to either individuals or corporate shareholders cannot, however, exceed the aggregate amount of such dividends received by the Fund for its taxable year. In view of each Fund’s investment policies, it is expected that part (but not all) of the distributions by a Fund may be eligible for the qualified dividend income treatment for individual shareholders and the dividends-received deduction for corporate shareholders. Any distributions to you in excess of a Fund’s investment company taxable income and net capital gains will be treated by you, first,
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as a tax-deferred return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gains.
Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. Net capital gains distributions are not eligible for the qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.
Any distributions to you in excess of a Fund’s investment company taxable income and net capital gains will be treated by you, first, as a tax-deferred return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gains to you.
Under the Tax Cuts and Jobs Act. “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to report the special character of “qualified REIT dividends” to the shareholder, provided both a Fund and a shareholder meet certain holding period requirements with respect to their shares. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the RIC shares were held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses.
Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a noncorporate shareholder’s liability for the alternative minimum tax.
Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The U.S. has entered into tax treaties with many foreign countries that entitle each Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when a Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available to a Fund such as shareholder information; therefore, a Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause a Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known.
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A redemption of Fund shares may result in recognition of a taxable gain or loss and, if held as a capital asset, capital gain or loss. Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains received on those shares. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of a Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.
The Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired. However, cost basis reporting is not required for certain shareholders, including shareholders investing a Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. A Fund will calculate cost basis using the Fund’s default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund’s available cost basis reporting methods, including its default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.
Except in the case of certain exempt shareholders, if a shareholder does not furnish a Fund with its correct Taxpayer Identification Number and certain certifications or the Fund receives notification from the IRS requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds currently at a rate of 24% for U.S. residents.
Gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.
While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. The Fund’s investment in a non-U.S. REIT may be
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considered an investment in a passive foreign investment company (“PFIC”), as discussed below. Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties. Also, the Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.
A Fund potentially could distribute MLP interests. The tax reporting of MLPs may be more complicated than the income tax reporting for stock and debt investments in that you would receive a K-1, the income or loss would be subject to the passive activity loss limitation provisions in the case of an individual or other non-corporate owners, and you may be subject to state income tax filings and unrelated business income tax.
Foreign taxpayers (including nonresident aliens) are generally subject to a flat withholding rate, currently 30% on U.S. source income. This withholding rate may be lower under the terms of a tax treaty.
Federal Income Taxation of MLPs. MLPs are similar to corporations in many respects, but differ in others, especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its stockholders and employees and is treated as a separate entity for federal income tax purposes as well. Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation distributes its income to its stockholders in the form of dividends,
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the stockholders must pay federal income tax on the dividends they receive. For this reason, it is said that corporate income is double-taxed, or taxed at two levels.
An MLP that satisfies the Qualifying Income rules described below, and does not elect otherwise, is treated for federal income tax purposes as a pass-through entity. No federal income tax is paid at the partnership level. A partnership’s income is considered earned by all the partners; it is allocated among all the partners in proportion to their interests in the partnership (generally as provided in the partnership agreement), and each partner pays tax on his, her or its share of the partnership’s income. All the other items that go into determining taxable income and tax owed are passed through to the partners as well — capital gains and losses, deductions, credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level — that of the partner.
The Code generally requires “publicly traded partnerships” to be treated as corporations for federal income tax purposes. However, if the publicly traded partnership satisfies certain requirements and does not elect otherwise, the publicly traded partnership will be taxed as a partnership for federal income tax purposes, referred to herein as an MLP. Under these requirements, an MLP must derive each taxable year at least 90% of its gross income from Qualifying Income.
Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, certain income and gain from commodities or commodity futures, and income and gain from certain mineral or natural resources activities. Mineral or natural resources activities that generate Qualifying Income include income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber).
Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. MLPs generally make quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP interest, capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downward, but not below zero, with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income.
When the units are sold, the taxable gain or loss associated with such sale is based on the difference between the adjusted cost basis (which was reduced by prior return of capital distributions and allocations of deductions and increased by allocations of income) and the sale price. In certain situations, that may result in a taxable gain on the sale even though the sale price was lower than the original investment. The partner generally will not be taxed as of a result of distributions until (1) he sells his MLP units and pays tax on his gain, which gain may have increased because of basis decreases that were created by prior distributions; or (2) his basis reaches zero.
Certain MLPs in which the Funds invest are permitted to reflect an income tax allowance for taxes borne by their unitholders in setting the maximum applicable rates chargeable to customers by their subsidiaries that are regulated interstate natural gas pipelines. In order to avoid or reverse an adverse determination by the Federal Energy Regulatory Commission (“FERC”) regarding these maximum rates, these MLPs may require a unitholder to certify that the unitholder is an individual or entity subject to United States federal
75

income taxation on the income generated by the MLP or, if the unitholder is an entity not subject to United States federal income taxation on such income, that all the entity’s owners are subject to United States federal income taxation on such income. Any unitholder that fails to provide such a certification may be subject to adverse consequences under the MLP’s partnership agreement. Certain energy MLPs regulated by FERC have the right, but are not obligated, to redeem all of their common units held by an investor who is not subject to U.S. federal income taxation at market value, with the purchase price payable in cash or via a three-year interest-bearing promissory note. In addition, the unitholder may lose the right to any allocations of income or loss, distributions or voting rights with respect to such units. There is little precedent as to how these certification requirements are applied with respect to mutual fund partners, and it is not clear whether a mutual fund would be able to provide a satisfactory certification as to the tax status of its shareholders. In order to avoid the adverse consequences described above the Funds may avoid investing in an MLP that would otherwise be considered attractive.
This discussion and the related discussion in the Prospectus have been prepared by Fund management, and counsel to the Funds has expressed no opinion in respect thereof.
This section is not intended to be a full discussion of federal tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations to a particular investor. You are urged to consult your own tax adviser.

Distributions
Each Fund will receive income in the form of dividends and interest earned on its investments in securities or operational income from its investments in securities of MLP companies. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.
The amount of each Fund’s distributions is dependent upon the amount of net investment income received by that Fund from its portfolio holdings, is not guaranteed, and is subject to the discretion of the Board. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in its shares.
Each Fund may also derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (to the extent not offset by any capital loss carryovers), although a distribution from capital gains, will be distributed to shareholders with and as a part of the distributions of net investment income giving rise to ordinary income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax adviser.
Any distribution paid by a Fund reduces that Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder
76

would represent, in substance, a partial return of principal (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.
Distributions will be automatically reinvested in additional common shares, unless the shareholder specifically has indicated otherwise. Investors have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing or by telephone. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the written request.
Financial Statements
Each Fund’s annual report to shareholders for the fiscal year ended November 30, 2020 is a separate document, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.
77

MANAGED PORTFOLIO SERIES (the “Trust”)
PART C

    OTHER INFORMATION

Item 28. Exhibits

(a)	(1)		Certificate of Trust – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on February 4, 2011
	(2)
Amended and Restated Agreement and Declaration of Trust – incorporated herein by reference from Post-Effective Amendment No. 314 to Registrant’s Registration Statement on Form N-1A filed on October 24, 2017

(b)			Amended and Restated Bylaws – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011
(c)			Instruments Defining Rights of Security Holders – incorporated by reference to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws filed on May 5, 2011
(d)	(1)	(i)
Investment Advisory Agreement between the Trust, on behalf of the Tortoise MLP & Pipeline Fund and Tortoise Capital Advisors, L.L.C. – incorporated herein by reference from Post-Effective Amendment No. 351 to Registrant’s Registration Statement on Form N-1A filed on March 28, 2018 and Tortoise Capital Advisors, L.L.C. – incorporated herein by reference from Post-Effective Amendment No. 351 to Registrant’s Registration Statement on Form N-1A filed on March 28, 2018

		(ii)
Amended Investment Advisory Agreement between the Trust, on behalf of the Tortoise MLP & Energy Income Fund and Tortoise MLP & Energy Infrastructure Fund and Tortoise Capital Advisors, L.L.C. – incorporated herein by reference from Post-Effective Amendment No. 434 to Registrant’s Registration Statement on Form N-1A filed on September 12, 2019.

		(iii)
Form of Amended Investment Advisory Agreement between the Trust, on behalf of the Ecofin Global Renewables Infrastructure Fund and Tortoise Capital Advisors, L.L.C. – incorporated herein by reference from Post-Effective Amendment No. 480 to Registrant’s Registration Statement on Form N-1A filed on August 5, 2020.

	(2)
Form of Investment Sub-Advisory Agreement among Tortoise Capital Advisors, L.L.C., Ecofin Advisors Limited and the Trust, on behalf of the Ecofin Global Renewables Infrastructure Fund - incorporated herein by reference from Post-Effective Amendment No. 480 to Registrant’s Registration Statement on Form N-1A filed on August 5, 2020

(e)	(1)	(i)
Distribution Agreement between the Trust, on behalf of the Tortoise MLP & Pipeline Fund and Tortoise Select Opportunity Fund and Quasar Distributors, LLC – incorporated herein by reference from Post-Effective Amendment No. 351 to Registrant’s Registration Statement on Form N-1A filed on March 28, 2018

		(ii)
Amended Distribution Agreement between the Trust, on behalf of the Tortoise MLP & Energy Income Fund and Tortoise MLP & Energy Infrastructure Fund and Quasar Distributors, LLC – incorporated herein by reference from Post-Effective Amendment No. 434 to Registrant’s Registration Statement on Form N-1A filed on September 12, 2019.

		(iii)	Novation Agreement dated March 31, 2020 - filed herewith.
		(iv)	Amended Distribution Agreement between the Trust, on behalf of the Ecofin Global Renewables Infrastructure Fund and Quasar Distributors, LLC - filed herewith.
(f)			Bonus or Profit Sharing Contracts – not applicable
(g)	(1)		Custody Agreement between the Trust and U.S. Bank National Association – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011
1

	(2)
Amendment to the Custody Agreement between the Trust and U.S. Bank National Association – incorporated herein by reference from Post-Effective Amendment No. 90 to Registrant’s Registration Statement on Form N-1A filed on September 27, 2013

	(3)
Amendment to the Custody Agreement between the Trust and U.S. Bank National Association – incorporated herein by reference from Post-Effective Amendment No. 134 to Registrant’s Registration Statement on Form N-1A filed on April 23, 2014

	(4)
Amendment to the Custody Agreement between the Trust and U.S. Bank National Association – incorporated herein by reference from Post-Effective Amendment No. 434 to Registrant’s Registration Statement on Form N-1A filed on September 12, 2019.

	(5)
Amendment to the Custody Agreement between the Trust and U.S. Bank National Association – incorporated herein by reference from Post-Effective Amendment No. 480 to Registrant’s Registration Statement on Form N-1A filed on August 5, 2020.

(h)	(1)
Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011

		(i)
Amendment to the Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 90 to Registrant’s Registration Statement on Form N-1A filed on September 27, 2013

		(ii)
Amendment to the Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 134 to Registrant’s Registration Statement on Form N-1A filed on April 23, 2014

		(iii)
Amendment to the Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 434 to Registrant’s Registration Statement on Form N-1A filed on September 12, 2019.

		(iv)
Amendment to the Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 480 to Registrant’s Registration Statement on Form N-1A filed on August 5, 2020.

	(2)		Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011
		(I)
Amendment to the Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 90 to Registrant’s Registration Statement on Form N-1A filed on September 27, 2013

		(ii)
Amendment to the Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 134 to Registrant’s Registration Statement on Form N-1A filed on April 23, 2014

		(iii)
Amendment to the Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 434 to Registrant’s Registration Statement on Form N-1A filed on September 12, 2019.

		(iv)
Amendment to the Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 480 to Registrant’s Registration Statement on Form N-1A filed on August 5, 2020

2

	(3)		Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011
(i)
Amendment to the Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 90 to Registrant’s Registration Statement on Form N-1A filed on September 27, 2013

(ii)
Amendment to the Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 134 to Registrant’s Registration Statement on Form N-1A filed on April 23, 2014

(iii)
Amendment to the Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 434 to Registrant’s Registration Statement on Form N-1A filed on September 12, 2019.

(iv)
Amendment to the Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 480 to Registrant’s Registration Statement on Form N-1A filed on August 5, 2020.

	(4)	(i)
Operating Expenses Limitation Agreement between the Trust, on behalf of the Tortoise MLP & Energy Income Fund and Tortoise MLP & Energy Infrastructure Fund and Tortoise Capital Advisors, L.L.C. - filed herewith

(i)	(1)
Opinion and Consent of Counsel by Richards, Layton & Finger, P.A. for the Nuance Concentrated Value Fund and the Tortoise MLP & Pipeline Fund – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011

(2)
Opinion and Consent of Counsel by Stradley Ronon Stevens & Young, LLP for the Tortoise MLP & Energy Income Fund and Tortoise MLP & Energy Infrastructure Fund – incorporated herein by reference from Post-Effective Amendment No. 434 to Registrant’s Registration Statement on Form N-1A filed on September 12, 2019.

(3)
Opinion and Consent of Counsel by Stradley Ronon Stevens & Young, LLP for the Ecofin Global Renewables Infrastructure Fund – incorporated herein by reference from Post-Effective Amendment No. 480 to Registrant’s Registration Statement on Form N-1A filed on August 5, 2020.

(j)	(1)
Consent of Independent Registered Public Accounting Firm by Ernst & Young, LLP. for the Tortoise MLP & Pipeline Fund, Tortoise Select Opportunity Fund, Tortoise MLP & Energy Income Fund and Tortoise MLP & Energy Infrastructure Fund – filed herewith.

(2)
Power of Attorneys for Robert J. Kern, David A. Massart, Leonard M. Rush and David M. Swanson dated August 8, 2018 – incorporated herein by reference from Post-Effective Amendment No. 379 to Registrant’s Registration Statement on Form N-1A filed on August 24, 2018

(k)			Omitted Financial Statements – not applicable
(l)			Seed Capital Agreements – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 5, 2011
(m)			Rule 12b-1 Plan - incorporated herein by reference from Post-Effective Amendment No. 494 to Registrant’s Registration Statement on Form N-1A filed on February 25, 2021.
(n)			Amended and Restated Rule 18f-3 Plan - incorporated herein by reference from Post-Effective Amendment No. 466 to Registrant's Registration Statement on Form N-1A filed on March 26, 2020.
(o)			Reserved
3

(p)	(1)	Code of Ethics for the Trust – incorporated herein by reference from Post-Effective Amendment No. 416 to Registrant’s Registration Statement on Form N-1A filed on April 29, 2019
	(2)	Code of Ethics for Tortoise Capital Advisors, L.L.C. – filed herewith.

Item 29. Persons Controlled by or Under Common Control with Registrant

    No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

Reference is made to Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust. With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust.

    Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Advisers

    With respect to the Advisers, the response to this Item will be incorporated by reference to the Advisers’ Uniform Applications for Investment Adviser Registration (“Form ADV”) on file with the SEC at https://reports.adviserinfo.sec.gov/reports/ADV/123711/PDF/123711.pdf. Each Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter.

(a)Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

Aasgard Small & Mid Cap Fund, Series of Advisors Series Trust	American Trust Allegiance Fund, Series of Advisors Series Trust
Capital Advisors Growth Fund, Series of Advisors Series Trust	Chase Growth Fund, Series of Advisors Series Trust
Davidson Multi Cap Equity Fund, Series of Advisors Series Trust	Edgar Lomax Value Fund, Series of Advisors Series Trust
First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust	First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
4

Fort Pitt Capital Total Return Fund, Series of Advisors Series Trust	Huber Capital Diversified Large Cap Value Fund, Series of Advisors Series Trust
Huber Capital Equity Income Fund, Series of Advisors Series Trust	Huber Capital Mid Cap Value Fund, Series of Advisors Series Trust
Huber Capital Small Cap Value Fund, Series of Advisors Series Trust	Logan Capital International Fund, Series of Advisors Series Trust
Logan Capital Large Cap Core Fund, Series of Advisors Series Trust	Logan Capital Large Cap Growth Fund , Series of Advisors Series Trust
Logan Capital Small Cap Growth Fund, Series of Advisors Series Trust	O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
PIA BBB Bond Fund, Series of Advisors Series Trust	PIA High Yield Fund, Series of Advisors Series Trust
PIA High Yield Managed Account Completion Shares (MACS) Fund, Series of Advisors Series Trust	PIA MBS Bond Fund, Series of Advisors Series Trust
PIA Short-Term Securities Fund, Series of Advisors Series Trust	Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
Poplar Forest Partners Fund, Series of Advisors Series Trust	Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
Pzena International Small Cap Value Fund, Series of Advisors Series Trust	Pzena Mid Cap Value Fund, Series of Advisors Series Trust
Pzena Small Cap Value Fund, Series of Advisors Series Trust	Scharf Alpha Opportunity Fund, Series of Advisors Series Trust
Scharf Fund, Series of Advisors Series Trust	Scharf Global Opportunity Fund, Series of Advisors Series Trust
Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust	Semper MBS Total Return Fund, Series of Advisors Series Trust
Semper Short Duration Fund, Series of Advisors Series Trust	Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust	The Aegis Funds
Allied Asset Advisors Funds	Alpha Architect ETF Trust
Angel Oak Funds Trust	Barrett Opportunity Fund, Inc.
Bridges Investment Fund, Inc.	Brookfield Investment Funds
Buffalo Funds	Cushingâ Mutual Funds Trust
DoubleLine Funds Trust	Ecofin Tax-Advantaged Social Impact Fund, Inc. (f/k/a Tortoise Tax-Advantaged Social Infrastructure Fund, Inc.)
AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions	AAM S&P 500 Emerging Markets High Dividend Value ETF, Series of ETF Series Solutions
AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions	AAM S&P Developed Markets High Dividend Value ETF, Series of ETF Series Solutions
The Acquirers Fund, Series of ETF Series Solutions	AI Powered International Equity ETF, Series of ETF Series Solutions
AlphaClone Alternative Alpha ETF, Series of ETF Series Solutions	AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions
Aptus Collared Income Opportunity ETF, Series of ETF Series Solutions	Aptus Defined Risk ETF, Series of ETF Series Solutions
Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions	CBOE Vest S&P 500 Dividend Aristocrats Target Income ETF, Series of ETF Series Solutions
Change Finance Diversified Impact US Large Cap Fossil Fuel Free ETF, Series of ETF Series Solutions	ClearShares OCIO ETF, Series of ETF Series Solutions
ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions	ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
Deep Value ETF, Series of ETF Series Solutions	Distillate US Fundamental Stability & Value ETF, Series of ETF Series Solutions
5

Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions	Hoya Capital Housing ETF, Series of ETF Series Solutions
LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions	LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
LHA Market State US Tactical ETF, Series of ETF Series Solutions	Loncar Cancer Immunotherapy ETF, Series of ETF Series Solutions
Loncar China BioPharma ETF, Series of ETF Series Solutions	Nationwide Maximum Diversification Emerging Markets Core Equity ETF, Series of ETF Series Solutions
Nationwide Maximum Diversification US Core Equity ETF, Series of ETF Series Solutions	Nationwide Risk-Based International Equity ETF, Series of ETF Series Solutions
Nationwide Risk-Based US Equity ETF, Series of ETF Series Solutions	Nationwide Risk-Managed Income ETF, Series of ETF Series Solutions
NETLease Corporate Real Estate ETF, Series of ETF Series Solutions	Opus Small Cap Value ETF, Series of ETF Series Solutions
Premise Capital Diversified Tactical ETF, Series of ETF Series Solutions	US Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
US Global JETS ETF, Series of ETF Series Solutions	US Vegan Climate ETF, Series of ETF Series Solutions
Volshares Large Cap ETF, Series of ETF Series Solutions	First American Funds, Inc.
FundX Investment Trust	The Glenmede Fund, Inc.
The Glenmede Portfolios	The GoodHaven Funds Trust
Greenspring Fund, Incorporated	Harding, Loevner Funds, Inc.
Hennessy Funds Trust	Horizon Funds
Hotchkis & Wiley Funds	Intrepid Capital Management Funds Trust
Jacob Funds Inc.	The Jensen Quality Growth Fund Inc.
Kirr, Marbach Partners Funds, Inc.	AAF First Priority CLO Bond ETF, Series of Listed Funds Trust
Core Alternative ETF, Series of Listed Funds Trust	Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
LKCM Funds	LoCorr Investment Trust
Lord Asset Management Trust	MainGate Trust
Manager Directed Portfolios	ATAC Rotation Fund, Series of Managed Portfolio Series
Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series	Ecofin Global Renewables Infrastructure Fund, Series of Managed Portfolio Series
Great Lakes Bond Fund, Series of Managed Portfolio Series	Great Lakes Disciplined Equity Fund, Series of Managed Portfolio Series
Great Lakes Large Cap Value Fund, Series of Managed Portfolio Series	Great Lakes Small Cap Opportunity Fund, Series of Managed Portfolio Series
Jackson Square All-Cap Growth Fund, Series of Managed Portfolio Series	Jackson Square Global Growth Fund, Series of Managed Portfolio Series
Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series	Jackson Square Select 20 Growth Fund, Series of Managed Portfolio Series
Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series	LK Balanced Fund, Series of Managed Portfolio Series
Muhlenkamp Fund, Series of Managed Portfolio Series	Nuance Concentrated Value Fund, Series of Managed Portfolio Series
Nuance Concentrated Value Long Short Fund, Series of Managed Portfolio Series	Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
Port Street Quality Growth Fund, Series of Managed Portfolio Series	Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
Reinhart Genesis PMV Fund, Series of Managed Portfolio Series	Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
TorrayResolute Small/Mid Cap Growth Fund, Series of Managed Portfolio Series	Ecofin Digital Payments Infrastructure Fund, Series of Managed Portfolio Series
Tortoise Energy Evolution Fund, Series of Managed Portfolio Series	Ecofin Global Water ESG Fund, Series of Managed Portfolio Series
6

Tortoise MLP & Energy Income Fund, Series of Managed Portfolio Series	Tortoise MLP & Energy Infrastructure Fund, Series of Managed Portfolio Series
Tortoise MLP & Pipeline Fund, Series of Managed Portfolio Series	Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
Matrix Advisors Funds Trust	Matrix Advisors Value Fund, Inc.
Monetta Trust	Nicholas Equity Income Fund, Inc.
Nicholas Fund, Inc.	Nicholas II, Inc.
Nicholas Limited Edition, Inc.	Permanent Portfolio Family of Funds
Perritt Funds, Inc.	Procure ETF Trust II
Professionally Managed Portfolios	Prospector Funds, Inc.
Provident Mutual Funds, Inc.	RBC Funds Trust
Abbey Capital Futures Strategy Fund, Series of RBB Fund, Inc.	Abbey Capital Multi-Asset Fund, Series of RBB Fund, Inc.
Adara Smaller Companies Fund, Series of RBB Fund, Inc.	Aquarius International Fund, Series of RBB Fund, Inc.
Bogle Small Cap Growth Fund, Series of RBB Fund, Inc.	Boston Partners All Cap Value Fund, Series of RBB Fund, Inc.
Boston Partners Emerging Markets Fund, Series of RBB Fund, Inc.	Boston Partners Emerging Markets Long/Short Fund, Series of RBB Fund, Inc.
Boston Partners Global Equity Advantage Fund, Series of RBB Fund, Inc.	Boston Partners Global Equity Fund, Series of RBB Fund, Inc.
Boston Partners Global Long/Short Fund, Series of RBB Fund, Inc.	Boston Partners Long/Short Equity Fund, Series of RBB Fund, Inc.
Boston Partners Long/Short Research Fund, Series of RBB Fund, Inc.	Boston Partners Small Cap Value II Fund, Series of RBB Fund, Inc.
Campbell Advantage Fund, Series of RBB Fund, Inc.	Campbell Systematic Macro Fund, Series of RBB Fund, Inc.
MFAM Small-Cap Growth ETF, Series of RBB Fund, Inc.	Motley Fool 100 Index ETF, Series of RBB Fund, Inc.
Orinda Income Opportunities Fund, Series of RBB Fund, Inc.	SGI Conservative Fund, Series of RBB Fund, Inc.
SGI Global Equity Fund, Series of RBB Fund, Inc.	SGI Peak Growth Fund, Series of RBB Fund, Inc.
SGI Prudent Growth Fund, Series of RBB Fund, Inc.	SGI U.S. Large Cap Equity Fund, Series of RBB Fund, Inc.
SGI U.S. Large Cap Equity VI Portfolio, Series of RBB Fund, Inc.	SGI U.S. Small Cap Equity Fund, Series of RBB Fund, Inc.
WPG Partners Small/Micro Cap Value Fund, Series of RBB Fund, Inc.	Series Portfolios Trust
Thompson IM Funds, Inc.	TrimTabs ETF Trust
Trust for Advised Portfolios	Barrett Growth Fund, Series of Trust for Professional Managers
Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers	Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
Convergence Long/Short Equity Fund, Series of Trust for Professional Managers	Convergence Market Neutral Fund, Series of Trust for Professional Managers
CrossingBridge Low Duration High Yield Fund, Series of Trust for Professional Managers	Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
Jensen Global Quality Growth Fund, Series of Trust for Professional Managers	Jensen Quality Value Fund, Series of Trust for Professional Managers
Marketfield Fund, Series of Trust for Professional Managers	Rockefeller Core Taxable Bond Fund, Series of Trust for Professional Managers
Rockefeller Equity Allocation Fund, Series of Trust for Professional Managers	Rockefeller Intermediate Tax Exempt National Bond Fund, Series of Trust for Professional Managers
Rockefeller Intermediate Tax Exempt New York Bond Fund, Series of Trust for Professional Managers	Snow Capital Long/Short Opportunity Fund, Series of Trust for Professional Managers
Snow Capital Small Cap Value Fund, Series of Trust for Professional Managers	Terra Firma US Concentrated Realty Fund, Series of Trust for Professional Managers
USCA Fund Trust	USQ Core Real Estate Fund
Wall Street EMN Funds Trust	Wisconsin Capital Funds, Inc.
7

(b)The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President and Co-Chief Compliance Officer	None
Jennifer A. Brunner	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President and Co-Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)Not applicable.

Item 33. Location of Accounts and Records

    The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Maintained By:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank National Association 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Distributor	Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200 Milwaukee, Wisconsin 53202
Registrant’s Investment Advisers	Tortoise Capital Advisors, L.L.C. 11550 Ash Street, Suite 300 Leawood, Kansas 66211

Item 34. Management Services
    Not applicable.

Item 35. Undertakings
    Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 495 meets all of the requirements for effectiveness under Rule 485(b) and it has duly caused this Post-Effective Amendment No. 495 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 25th day of March, 2021.

Managed Portfolio Series

By: /s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer
President

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the 25th day of March, 2021.

	Signature	Title

	Robert J. Kern*	Trustee
Robert J. Kern

	David A. Massart*	Trustee
David A. Massart

	Leonard M. Rush*	Trustee
Leonard M. Rush

	David M. Swanson*	Trustee
David M. Swanson

	/s/ Brian R. Wiedmeyer	President and Principal Executive Officer
Brian R. Wiedmeyer

	/s/ Benjamin Eirich	Treasurer, Principal Financial Officer and Principal Accounting Officer
Benjamin Eirich

*By:	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Attorney-In-Fact pursuant to Power of Attorney

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